UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-00945

                                 Virtus Equity Trust

(Exact name of registrant as specified in charter)

101 Munson Street

                    Greenfield, MA 01301-9668

(Address of principal executive offices) (Zip code)

Kevin J. Carr, Esq.

Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

100 Pearl Street

                         Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 243-1574

Date of fiscal year end: March 31

Date of reporting period: March 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT

Virtus Growth & Income Fund

Virtus Mid-Cap Core Fund

Virtus Mid-Cap Growth Fund*

Virtus Mid-Cap Value Fund

Virtus Quality Large-Cap Value Fund*

Virtus Quality Small-Cap Fund*

Virtus Small-Cap Core Fund*

Virtus Small-Cap Sustainable Growth Fund

Virtus Strategic Growth Fund*

Virtus Tactical Allocation Fund

March 31, 2014 TRUST NAME: VIRTUS EQUITY TRUST * Prospectus supplement applicable to this Fund appears at the back of this annual report

Not FDIC Insured

No Bank Guarantee

May Lose Value

Message to Shareholders		1
Key Investment Terms		2
Disclosure of Fund Expenses		4

Funds	Fund Summary	Schedules of Investments

Virtus Growth & Income Fund (“Growth & Income Fund”)	6	27
Virtus Mid-Cap Core Fund (“Mid-Cap Core Fund”)	8	29
Virtus Mid-Cap Growth Fund (“Mid-Cap Growth Fund”)	10	30
Virtus Mid-Cap Value Fund (“Mid-Cap Value Fund”)	12	31
Virtus Quality Large-Cap Value Fund (“Quality Large-Cap Value Fund”)	14	32
Virtus Quality Small-Cap Fund (“Quality Small-Cap Fund”)	16	33
Virtus Small-Cap Core Fund (“Small-Cap Core Fund”)	18	34
Virtus Small-Cap Sustainable Growth Fund (“Small-Cap Sustainable Growth Fund”)	20	35
Virtus Strategic Growth Fund (“Strategic Growth Fund”)	22	36
Virtus Tactical Allocation Fund (“Tactical Allocation Fund”)	24	37
Statements of Assets and Liabilities		46
Statements of Operations		48
Statements of Changes in Net Assets		50
Financial Highlights		54
Notes to Financial Statements		60
Report of Independent Registered Public Accounting Firm		73
Tax Information Notice		74
Consideration of Advisory and Subadvisory Agreements by the Board of Trustees		75
Fund Management Tables		79

Proxy Voting Procedures and Voting Record (Form N-PX)

The subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Trustees of the Trust (“Trustees,” the “Board”). You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Form N-Q Information

The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

This report is not authorized for distribution to prospective investors in the Funds of Virtus Equity Trust unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS

Dear Fellow Shareholders of Virtus Mutual Funds:

The past 12 months were generally strong for equities, despite some volatility in the first part of 2014. For much of January and February, uncertainty around the emerging markets economies, the Russia-Ukraine crisis, a winter-related slowing of U.S. growth, and the Federal Reserve’s asset purchase tapering prompted investors to seek “safety” in other investments, such as bonds. As March drew to a close, worries eased and stocks regained their footing.

For the 12-month period ended March 31, 2014, the U.S. stock market produced strong, double-digit returns. The S&P 500® Index gained 21.86%, the Dow Jones Industrial Average rose 15.66%, and the

NASDAQ Composite Index was up 30.18%. International equities had mixed performance, as developed markets led by Europe, generally posted strong returns, while emerging markets underperformed after several years of strong asset inflows.

Following the Fed’s pre-taper announcement last May, the bond market struggled for much of 2013 but rallied at year-end into early 2014. The 10-year Treasury yield rose above 3.00% at the end of 2013 for the first time since July 2011, but declined to 2.73% on March 31. While the broad fixed income market, as measured by the Barclays U.S. Aggregate Bond Index, declined 0.10% for the 12 months ended March 31, 2014, it rebounded in the final quarter of the period with a gain of 1.84%.

Looking ahead, the prospect of higher interest rates is likely to be a key market focus, particularly after the Fed ends its bond purchases, expected later this year. However, higher rates signify an improving economy, and should give investors good reason for optimism. The U.S. is showing signs of a return to growth in hiring, consumer spending, and housing. Future market direction will be determined largely by the ability of corporations to continue to produce robust earnings. Globally, China’s recovery remains tenuous, while Europe’s economy is gaining strength.

Market uncertainty is an ever present reminder of the importance of portfolio diversification. While diversification cannot guarantee a profit or prevent loss, owning a variety of asset classes may cushion your portfolio against inevitable market fluctuations. Your financial advisor can help you ensure that your portfolio is adequately diversified across asset classes and investment strategies.

Thank you for entrusting Virtus with your assets. Should you have questions or require assistance, our customer service team is here to help at 1-866-270-7788. We appreciate your business and remain committed to your long-term financial success.

Sincerely,

George R. Aylward

May 2014

Whenever you have questions about your account or require additional information, please visit us on the Web at www.virtus.com or call our shareowner service group toll-free at 1-800-243-1574.

Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than performance shown above.

KEY INVESTMENT TERMS

ADR (American Depositary Receipt)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Barclays U.S. Aggregate Bond Index

The Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Dow Jones Industrial Average

A market indicator composed of 30 actively traded blue chip U.S. stocks. While the index attempts to be representative of the U.S. economy as a whole, it is somewhat heavily weighted toward industrials. It is a price-weighted average, which means that the price movement of each stock is weighted equally regardless of its market capitalization. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges, and it is not available for direct investment.

Exchange-Traded Funds (ETF)

Portfolios of stocks or bonds that track a specific market segment or index.

Federal Reserve (the “Fed”)

The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

Global Industry Classification Standard (“GICS”)

A standardized industry classification system for equity securities developed jointly by Morgan Stanley Capital International (MSCI) and Standard & Poor’s.

JPMorgan Global Manufacturing Purchasing Managers’ Index (PMI)

Gives insight into the strength of global manufacturing, based on monthly surveys of 10,000 purchasing executives from the world’s leading economies.

MSCI All Country World Index (Net)

The MSCI AC World Index (Net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged its returns do not reflect any fees, expenses or sales charges, and it is not available for direct investment.

NASDAQ Composite Index

A market-capitalization weighted index of the more than 3,000 common equities listed on the Nasdaq stock exchange. Unlike other market indexes, the NASDAQ composite is not limited to companies that have U.S. headquarters. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges and it is not available for direct investment.

Payment-in-Kind Security “PIK”

A bond which pays some or all interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.

Quantitative Easing (“QE”)

A government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity.

Russell 1000® Growth Index

The Russell 1000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

KEY INVESTMENT TERMS (Continued)

Russell 1000® Value Index

The Russell 1000® Value Index is a market capitalization-weighted index of value-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Russell 2000® Growth Index

The Russell 2000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Russell 2000® Index

The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Russell 2000® Value Index

The Russell 2000® Value Index is a market capitalization-weighted index of value-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Russell Midcap® Growth Index

The Russell Midcap® Growth Index is a market capitalization-weighted index of medium-capitalization, growth-oriented stocks of U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Russell Midcap® Index

The Russell Midcap® Index is a market capitalization-weighted index of medium-capitalization stocks of U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Russell Midcap® Value Index

The Russell Midcap® Value Index is a market capitalization-weighted index of medium-capitalization, value-oriented stocks of U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Sponsored ADR (American Depositary Receipt)

An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. These shares carry all the rights of the common share such as voting rights. ADRs must be sponsored to be able to trade on the NYSE.

Tactical Allocation Fund Composite Index

The composite index consists of 50% S&P 500® Index and 50% Barclays U.S. Aggregate Bond Index. The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

VIRTUS EQUITY TRUST

Disclosure of Fund Expenses (Unaudited)

For the six-month period of October 1, 2013 to March 31, 2014

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of a Virtus Equity Trust Fund (each, a “Fund”) you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class I shares are sold without a sales charge and do not incur distribution and service fees. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The following Expense Table illustrates your Fund’s costs in two ways.

Actual Expenses

The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if those transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Expense Table
	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Annualized Expense Ratio	Expenses Paid During Period*
Growth & Income Fund
Actual
Class A	$1,000.00	$1,129.30	1.25%	$6.64
Class C	1,000.00	1,124.80	2.00	10.59
Class I	1,000.00	1,130.40	1.00	5.31
Hypothetical
Class A	1,000.00	1,018.62	1.25	6.31
Class C	1,000.00	1,014.83	2.00	10.10
Class I	1,000.00	1,019.88	1.00	5.05
Mid-Cap Core Fund
Actual
Class A	$1,000.00	$1,084.80	1.35%	$7.02
Class C	1,000.00	1,081.40	2.10	10.90
Class I	1,000.00	1,086.10	1.10	5.72
Hypothetical
Class A	1,000.00	1,018.12	1.35	6.82
Class C	1,000.00	1,014.33	2.10	10.60
Class I	1,000.00	1,019.38	1.10	5.55
Mid-Cap Growth Fund
Actual
Class A	$1,000.00	$1,052.40	1.45%	$7.42
Class B	1,000.00	1,048.30	2.20	11.23
Class C	1,000.00	1,048.30	2.20	11.23
Class I	1,000.00	1,053.50	1.20	6.14
Hypothetical
Class A	1,000.00	1,017.61	1.45	7.32
Class B	1,000.00	1,013.82	2.20	11.11
Class C	1,000.00	1,013.82	2.20	11.11
Class I	1,000.00	1,018.87	1.20	6.06
Mid-Cap Value Fund
Actual
Class A	$1,000.00	$1,151.40	1.38%	$7.40
Class C	1,000.00	1,146.80	2.13	11.40
Class I	1,000.00	1,152.90	1.13	6.07
Hypothetical
Class A	1,000.00	1,017.96	1.38	6.97
Class C	1,000.00	1,014.18	2.13	10.75
Class I	1,000.00	1,019.23	1.13	5.70
Quality Large-Cap Value Fund
Actual
Class A	$1,000.00	$1,092.70	1.35%	$7.04
Class C	1,000.00	1,088.40	2.10	10.93
Class I	1,000.00	1,093.20	1.10	5.74
Hypothetical
Class A	1,000.00	1,018.12	1.35	6.82
Class C	1,000.00	1,014.33	2.10	10.60
Class I	1,000.00	1,019.38	1.10	5.55
Quality Small-Cap Fund
Actual
Class A	$1,000.00	$1,069.60	1.29%	$6.66
Class C	1,000.00	1,065.90	2.04	10.51
Class I	1,000.00	1,070.90	1.04	5.37
Hypothetical
Class A	1,000.00	1,018.42	1.29	6.51
Class C	1,000.00	1,014.63	2.04	10.30
Class I	1,000.00	1,019.68	1.04	5.25

VIRTUS EQUITY TRUST

Disclosure of Fund Expenses (Unaudited) (Continued)

For the six-month period of October 1, 2013 to March 31, 2014

Expense Table
	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Annualized Expense Ratio	Expenses Paid During Period*
Small-Cap Core Fund
Actual
Class A	$1,000.00	$1,036.00	1.38%	$7.00
Class C	1,000.00	1,032.40	2.13	10.79
Class I	1,000.00	1,037.40	1.13	5.74
Hypothetical
Class A	1,000.00	1,017.96	1.38	6.97
Class C	1,000.00	1,014.18	2.13	10.75
Class I	1,000.00	1,019.23	1.13	5.70
Small-Cap Sustainable Growth Fund
Actual
Class A	$1,000.00	$1,029.70	1.50%	$7.59
Class C	1,000.00	1,025.60	2.25	11.36
Class I	1,000.00	1,031.40	1.25	6.33
Hypothetical
Class A	1,000.00	1,017.36	1.50	7.57
Class C	1,000.00	1,013.57	2.25	11.36
Class I	1,000.00	1,018.62	1.25	6.31
Strategic Growth Fund
Actual
Class A	$1,000.00	$1,069.80	1.23%	$6.35
Class B	1,000.00	1,065.60	1.98	10.20
Class C	1,000.00	1,066.60	1.98	10.20
Class I	1,000.00	1,072.10	0.98	5.06
Hypothetical
Class A	1,000.00	1,018.72	1.23	6.21
Class B	1,000.00	1,014.94	1.98	10.00
Class C	1,000.00	1,014.94	1.98	10.00
Class I	1,000.00	1,019.98	0.98	4.95
Tactical Allocation Fund
Actual
Class A	$1,000.00	$1,100.50	1.27%	$6.65
Class B	1,000.00	1,095.00	2.02	10.55
Class C	1,000.00	1,095.40	2.02	10.55
Hypothetical
Class A	1,000.00	1,018.52	1.27	6.41
Class B	1,000.00	1,014.73	2.02	10.20
Class C	1,000.00	1,014.73	2.02	10.20

The Funds may invest in other funds, and the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such expenses and fees had been included, the expenses would have been higher.

*	Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (182) expenses were accrued in the most recent fiscal half-year, then divided by 365 days to reflect the period since inception.

You can find more information about the Funds’ expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

Growth & Income Fund	Ticker Symbols: A Share: PDIAX B Share: PBGIX C Share: PGICX I Share: PXIIX

¢	Growth & Income Fund (the “Fund”) is diversified and has an investment objective of capital appreciation and current income. There is no guarantee that the Fund will meet its objective.

For the fiscal year ended March 31, 2014, the Fund’s Class A shares at NAV returned 21.84%, Class C shares returned 20.93% and Class I shares returned 22.12%. For the same period, the S&P 500® Index, a broad-based equity index, returned 21.86%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate so your shares when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the Fund’s fiscal year?

Considering the investment environment over the last 12 months, U.S. equity markets delivered strong returns. Obstacles included a looming debt default, a16-day government shutdown, a major U.S. city filing for bankruptcy, the troubled debut of affordable healthcare, and unemployment exceeding 7%. Nonetheless, monetary policy was highly accommodative, interest rates remained low, households improved their balance sheets, and the housing market overhang was largely reduced.

U.S. small-cap stocks outperformed large-cap stocks, and growth-oriented stocks slightly outperformed value stocks. Within the Global Industry Classification Standard (“GICs”) sectors, everyone was a winner, with finance, health technology, and electronic technology leading the pack.

From a quantitative perspective, coincident economic indicators weakened over the period, but remained close to their long-term median. Forward-looking economic indicators remained stable and saw an improving economy towards the end of 2013 and continued through the first quarter of 2014.

What factors affected the Fund’s performance during its fiscal year?

Within the Growth & Income Fund, the electronic technology sector was the largest contributor to returns, with Raytheon Co., Northrop Grumman Corporation, and Western Digital Corp. adding the most value within the sector. The finance sector also aided performance, with PNC Financial Services Group and Wintrust Financial key contributors. Finally, the health technology sector was a positive contributor to returns, with Johnson & Johnson and Biogen Idec, Inc. adding the greatest relative value.

From a portfolio construction perspective, the Fund was overweight the average benchmark weight in Electronic Technology, Health Services, and Distribution Services. The electronic technology overweight paid off as this sector provided the greatest returns. The Fund held an average benchmark underweight to the producer manufacturing, health technology, and utilities sectors.

There were no individual sectors that detracted overall value for the fiscal year. Electronic technology holding InterDigital, Inc. detracted from performance, as did retail trade positions in BestBuy Co., Inc. and GameStop Corp. Class A shares. Energy minerals holdings SM Energy Co. and Tesoro Corp. also detracted from performance.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied on as investment advice.

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Asset Allocation – Unaudited

The following table presents asset allocations within certain sectors as a percentage of total investments at March 31, 2014.
Financials	17%
Information Technology	17
Health Care	14
Industrials	14
Consumer Discretionary	12
Consumer Staples	9
Energy	9
Other (includes short-term investments)	8

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Growth & Income Fund (Continued)

Average Annual Total Return[1] for periods ended 3/31/14
	1 year	5 years	10 years	Inception to 3/31/14		Inception Date
Class A Shares at NAV[2]	21.84%	19.23%	6.63%	—		—
Class A Shares at POP[3,4]	14.84	17.83	6.00	—		—
Class C Shares at NAV[2] and with CDSC[4]	20.93	18.35	5.83	—		—
Class I Shares	22.12	19.52	—	5.07%		11/13/07
S&P 500® Index	21.86	21.16	7.42	6.05	[5]	—

Fund Expense Ratios6: A Shares: Gross 1.43%, Net 1.25%; C Shares: Gross 2.18%, Net 2.00%; I Shares: Gross 1.18%, Net 1.00%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares are 1% in the first 18 months and 0% thereafter. CDSC charges for all redemptions of Class C shares are 1% in the first year and 0% thereafter.
[5]	The index return is from Class I shares’ inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective 7/31/13, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. Net Expense: Expenses reduced by a voluntary fee waiver, which may be discontinued at anytime. Gross Expense: Does not reflect the effect of voluntary fee waiver. See the financial highlights for more current expense ratios.

Growth of $10,000 For periods ended 3/31

This chart assumes an initial investment of $10,000 made on March 31, 2004, for Class A and Class C shares including any applicable sales charges or fees. The performance of the other share class will be greater or less than that shown based on differences in inception date, fees and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Mid-Cap Core Fund	Ticker Symbols: A Share: VMACX C Share: VMCCX I Share: VIMCX

¢	Mid-Cap Core Fund (the “Fund”) is diversified and has an investment objective of long-term capital appreciation. There is no guarantee that the Fund will meet its objective.

For the fiscal year ended March 31, 2014, the Fund’s Class A shares at NAV returned 15.17%, Class C shares returned 14.32% and Class I shares returned 15.48%. For the same period, the S&P 500® Index, a broad-based equity index, returned 21.86% and the Russell Midcap® Index, the Fund’s style-specific benchmark, returned 23.51%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate so your shares when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the Fund’s fiscal year?

Equity markets were very strong during the Fund’s fiscal year, moving to record highs in 2013 (the best year for the S&P 500 Index since 1997), and even generating modest returns through the first quarter of 2014, when equities experienced a slight pullback. Notably this progress occurred despite the fact that, historically speaking, the markets have been overdue for a correction of 10% or more for quite some time now.

The market was also successful in pushing through fears surrounding the Federal Reserve’s tapering policy, political debates over a potential government shutdown and U.S. debt default, and most recently, some unusually harsh winter weather which negatively distorted economic data surrounding employment figures, retail sales, and vehicle sales.

So why did stocks do so well during this time? There are a number of key factors:

¢	The Federal Reserve provided supportive monetary policy through its quantitative easing (“QE”) program for most of 2013, and did not confirm its plans for modest tapering until December. By then the announcement of a $10 billion reduction in the Fed’s monthly bond purchase program signified the central bank’s increasing level of comfort with the pace of the economic recovery. It also helped to clarify what had been an ambiguous situation in the U.S., and the news of tapering was accepted quite well by the market. Furthermore, new Federal Reserve Chairwoman Janet Yellen confirmed that the Fed would not be deviating from its tapering policy.

¢	Corporate profitability held up very well, with companies generating excess capital and sustaining very healthy margins. In addition, corporations have been allocating capital more wisely than they have in the past, with corporate buybacks and dividend increases continuing at a robust pace, though dividend payout ratios still have room to improve.

¢	The year 2013 was the strongest IPO market since 2000. Part of the reason for the healthy investor appetite was the impressive pace of innovation in industries such as technology, energy, and health care.

¢	The recovery of the housing market was significant in 2013. Despite some slowdown in the second half of 2013 due to slightly higher mortgage rates, and in the first quarter of 2014 due to harsh weather conditions, housing prices have continued to improve as a result of low inventory levels. While not that important to GDP overall, housing is very important to consumer confidence, consumer net wealth, and employment.

¢	The U.S. employment situation has also seen slow but material improvement. After hitting a post-recession low during the third quarter of 2013, the unemployment rate decreased even further to 7% by year end, and spent the last two months of the first quarter at 6.7%. Initial jobless claims have consistently fallen, reaching levels not experienced since 2007.

¢	Growth outside of the U.S. occurred at a seemingly coordinated pace around the world. The JPMorgan Global Manufacturing Purchasing Managers’ Index (PMI), an indicator of the economic health of the world’s manufacturing sector, finished 2013 at 54.3 in a positive expansion trend. In particular, Europe found modest positive gross national product with the European Central Bank finally lowering rates, and China appears to be successfully engineering a soft economic landing, maintaining a growth level of just over 7%.

What factors affected the Fund’s performance during its fiscal year?

During the Fund’s fiscal year, riskier, lower quality stocks posted stronger performance than the overall market. In particular, stocks with higher betas, long-term debt-to-capital ratios greater than 100%, and price-to-earnings ratios greater than 45 times earnings per share performed better than the Russell Midcap Index. In this type of environment, our strategy will typically lag, and despite the positive return, the Mid-Cap Core Fund underperformed the Russell Midcap Index during the Fund’s fiscal year. This underperformance was also driven by poor stock selection in the producer durables and health care sectors. The Fund’s performance was helped by positive stock selection in the consumer staples and materials and processing sectors.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied on as investment advice.

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Because the Fund has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a less concentrated fund.

Asset Allocation – Unaudited

The following table presents asset allocations within certain sectors as a percentage of total investments at March 31, 2014.
Industrials	23%
Consumer Discretionary	15
Information Technology	14
Financials	12
Health Care	12
Consumer Staples	8
Materials	6
Other (includes short-term investments)	10

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Mid-Cap Core Fund (Continued)

Average Annual Total Return[1] for periods ended 3/31/14
	1 year	Inception to 3/31/14		Inception Date
Class A Shares at NAV[2]	15.17%	17.04%		6/22/09
Class A Shares at POP[3,4]	8.54	15.60		6/22/09
Class C Shares at NAV[2] and with CDSC[4]	14.32	16.14		6/22/09
Class I Shares	15.48	17.30		6/22/09
S&P 500® Index	21.86	19.26	[5]	—
Russell Midcap® Index	23.51	23.02	[5]	—

Fund Expense Ratios6: A Shares: Gross 3.91%, Net 1.35%; C Shares: Gross 4.66%, Net 2.10%; I Shares: Gross 3.66%, Net 1.10%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares are 1% in the first 18 months and 0% thereafter. CDSC charges for all redemptions of Class C shares are 1% in the first year and 0% thereafter.
[5]	The index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective 7/31/13, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. Net Expense: Expenses reduced by a voluntary fee waiver, which may be discontinued at anytime. Gross Expense: Does not reflect the effect of voluntary fee waiver. See the financial highlights for more current expense ratios.

Growth of $10,000 For periods ended 3/31

This chart assumes an initial investment of $10,000 made on June 22, 2009 (inception date of the Fund), for Class A, Class C and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Mid-Cap Growth Fund	Ticker Symbols: A Share: PHSKX B Share: PSKBX C Share: PSKCX I Share: PICMX

¢	Mid-Cap Growth Fund (the “Fund”) is diversified and has an investment objective of capital appreciation. There is no guarantee that the Fund will meet its objective.

For the fiscal year ended March 31, 2014, the Fund’s Class A shares at NAV returned 11.99%, Class B shares returned 11.17%, Class C shares returned 11.10%, and Class I shares returned 12.23%. For the same period the S&P 500® Index, a broad-based equity index, returned 21.86% and the Russell Midcap® Growth Index, the Fund’s style-specific benchmark, returned 24.22%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate so your shares when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the Fund’s fiscal year?

Equity markets were very strong during the Fund’s fiscal year, moving to record highs in 2013 (the best year for the S&P 500 Index since 1997), and even generating modest returns through the first quarter of 2014, when equities experienced a slight pullback. Notably this progress occurred despite the fact that, historically speaking, the markets have been overdue for a correction of 10% or more for quite some time now.

The market was also successful in pushing through fears surrounding the Federal Reserve’s tapering policy, political debates over a potential government shutdown and U.S. debt default, and most recently, some unusually harsh winter weather which negatively distorted economic data surrounding employment figures, retail sales, and vehicle sales.

So why did stocks do so well during this time? There are a number of key factors:

¢	The Federal Reserve provided supportive monetary policy through its quantitative easing (“QE”) program for most of 2013, and did not confirm its plans for modest tapering until December. By then the announcement of a $10 billion reduction in the Fed’s monthly bond purchase program signified the central bank’s increasing level of comfort with the pace of the economic recovery. It also helped to clarify what had been an ambiguous situation in the U.S., and the news of tapering was accepted quite well by the market. Furthermore, new Federal Reserve Chairwoman Janet Yellen confirmed that the Fed would not be deviating from its tapering policy.

¢	Corporate profitability held up very well, with companies generating excess capital and sustaining very healthy margins. In addition, corporations have been allocating capital more wisely than they have in the past, with corporate buybacks and dividend increases continuing at a robust pace, though dividend payout ratios still have room to improve.

¢	The year 2013 was the strongest IPO market since 2000. Part of the reason for the healthy investor appetite was the impressive pace of innovation in industries such as technology, energy, and health care.

¢	The recovery of the housing market was significant in 2013. Despite some slowdown in the second half of 2013 due to slightly higher mortgage rates, and in the first quarter of 2014 due to harsh weather conditions, housing prices have continued to improve as a result of low inventory levels. While not that important to GDP overall, housing is very important to consumer confidence, consumer net wealth, and employment.

¢	The U.S. employment situation has also seen slow but material improvement. After hitting a post-recession low during the third quarter of 2013, the unemployment rate decreased even further to 7% by year end, and spent the last two months of the first quarter at 6.7%. Initial jobless claims have consistently fallen, reaching levels not experienced since 2007.

¢	Growth outside of the U.S. occurred at a seemingly coordinated pace around the world. The JPMorgan Global Manufacturing Purchasing Managers’ Index (PMI), an indicator of the economic health of the world’s manufacturing sector, finished 2013 at 54.3 in a positive expansion trend. In particular, Europe found modest positive gross national product with the European Central Bank finally lowering rates, and China appears to be successfully engineering a soft economic landing, maintaining a growth level of just over 7%.

What factors affected the Fund’s performance during its fiscal year?

During the Fund’s fiscal year, riskier, lower quality stocks posted stronger performance than the overall market. In particular, stocks with higher betas, long-term debt-to-capital ratios greater than 100%, and price-to-earnings ratios greater than 45 times earnings per share performed better than the Russell Midcap Growth Index. In this type of environment, our strategy will typically lag, and despite the positive return, the Mid-Cap Growth Fund underperformed the Russell Midcap Growth Index during the Fund’s fiscal year. This underperformance was also driven by poor stock selection in the industrials and health care sectors. The Fund’s performance was primarily helped by positive stock selection in the financials sector.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied on as investment advice.

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Because the Fund has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a less concentrated fund.

Asset Allocation – Unaudited

The following table presents asset allocations within certain sectors as a percentage of total investments at March 31, 2014.
Information Technology	27%
Consumer Discretionary	20
Industrials	17
Health Care	14
Consumer Staples	9
Financials	6
Energy	4
Other (includes short-term investments)	3

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Mid-Cap Growth Fund (Continued)

Average Annual Total Return[1] for periods ended 3/31/14
	1 year	5 years	10 years	Inception to 3/31/14		Inception Date
Class A Shares at NAV[2]	11.99%	19.26%	3.95%	—		—
Class A Shares at POP[3,4]	5.55	17.85	3.34	—		—
Class B Shares at NAV[2]	11.17	18.37	3.16	—		—
Class B Shares with CDSC[4]	7.17	18.37	3.16	—		—
Class C Shares at NAV[2] and with CDSC[4]	11.10	18.37	3.17	—		—
Class I Shares at NAV[2]	12.23	19.55	—	3.54%		9/13/07
S&P 500® Index	21.86	21.16	7.42	5.91	[5]	—
Russell Midcap® Growth Index	24.22	24.73	9.47	8.01	[5]	—

Fund Expense Ratios6: A Shares: Gross 1.51%, Net 1.45%; B Shares: Gross 2.26%, Net 2.20%; C Shares: Gross 2.26%, Net 2.20%; I Shares: Gross 1.26%, Net 1.20%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares are 1% in the first 18 months and 0% thereafter. CDSC charges for Class B shares decline from 5% to 0% over a five-year period. CDSC charges for all redemptions of Class C shares are 1% in the first year and 0% thereafter.
[5]	The index returns are from Class I shares’ inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective 7/31/13, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. Net Expense: Expenses reduced by a voluntary fee waiver, which may be discontinued at anytime. Gross Expense: Does not reflect the effect of voluntary fee waiver. See the financial highlights for more current expense ratios.

Growth of $10,000 For periods ended 3/31

This chart assumes an initial investment of $10,000 made on March 31, 2004, for Class A, Class B and Class C shares including any applicable sales charges or fees. The performance of the other share class will be greater or less than that shown based on differences in inception date, fees and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Mid-Cap Value Fund	Ticker Symbols: A Share: FMIVX C Share: FMICX I Share: PIMVX

¢	Mid-Cap Value Fund (the “Fund”) is diversified and has an investment objective of long-term growth of capital. There is no guarantee that the Fund will achieve its objective.

¢	For the fiscal year ended March 31, 2014, the Fund’s Class A shares at NAV returned 24.20%, Class C shares returned 23.23% and Class I shares returned 24.52%. For the same period, the Russell Midcap® Index, a broad-based equity index, returned 23.51%; and the Russell Midcap® Value Index, the Fund’s style-specific benchmark, returned 22.95%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares when redeemed may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the Fund’s fiscal year?

The U.S. equity market (as represented by the S&P 500 Index) had a stellar 2013, with the fourth quarter alone climbing an impressive 10%. The momentum continued, in fits and starts, throughout the first quarter of 2014, albeit with a return of volatility that was conspicuously absent in the previous year. Concerns over the emerging market economies and China prompted a sell-off in January. A strong rebound in February more than offset January’s decline. Russia’s move on Ukraine and somewhat mixed signals from the Federal Reserve halted the rally in March. There was some divergence between the major benchmarks for the fiscal year. Small and mid-cap stocks outperformed their larger counterparts and growth-oriented stocks outperformed value-style stocks for the most part, though by the end of the fiscal year, momentum changed in value stocks’ favor.

What factors affected the Fund’s performance during its fiscal year?

The Mid-Cap Value Fund outperformed all major equity indices due to very strong performance by a number of holdings and, equally important, the absence of any major performance detractors.

Leading the charge was our large position in supermarket chain Safeway, which received a buyout offer from Cerberus, and premium spirits company Beam, as the company agreed to be acquired by Suntory, a Japanese beverage company. Our large positions in defense and aerospace systems company Raytheon (Industrials), Dow Chemical (Materials), and drilling company Nabors (Energy) contributed collectively to performance. Moreover, aluminum giant Alcoa, a relatively newer position in the portfolio, added significantly to performance, as the stock reacted to better aluminum prices and a growing awareness of the company’s highly valuable downstream specialty metals businesses.

A few stocks declined in the year but didn’t cause much performance drag. Global cosmetics company Avon, with a small position of 1%, declined as the company continued to struggle with its North America operations; energy company Kinder Morgan suffered over some company-specific issues in the context of general concern about the MLP (master limited partnership)-related space; and International Paper declined over concern about containerboard pricing and its joint venture in Russia.

The preceding information is the opinion of the portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied on as investment advice.

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Because the Fund has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a less concentrated fund.

Asset Allocations – Unaudited

The following table presents the portfolio holdings within certain sectors as a percentage of total investments at March 31, 2014.
Materials	29%
Energy	21
Industrials	19
Consumer Staples	13
Consumer Discretionary	6
Utilities	4
Financials	3
Other (includes short-term investments)	5

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Mid-Cap Value Fund (Continued)

Average Annual Total Returns[1] for periods ended 3/31/14
	1 year	5 years	10 years	Inception to 3/31/14		Inception Date
Class A Shares at NAV[2]	24.20%	24.99%	9.64%	—		—
Class A Shares at POP[3,4]	17.06	23.52	8.99	—		—
Class C Shares at NAV[2] and with CDSC[4]	23.23	24.05	—	8.53%		10/22/04
Class I Shares at NAV[2]	24.52	25.30	—	10.86		3/10/08
Russell Midcap® Index	23.51	25.55	10.05	—	[5]	—
Russell Midcap® Value Index	22.95	26.35	10.24	—	[6]	—

Fund Expense Ratios7: A Shares: Gross and Net 1.42%; C Shares: Gross and Net 2.17%; I Shares: Gross and Net 1.17%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of Class C shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares are 1% in the first 18 months and 0% thereafter. CDSC charges for all redemptions of Class C shares are 1% in the first year and 0% thereafter.
[5]	The index returned 10.66% for Class C shares and 11.36% for Class I shares from the inception date of the respective share class.
[6]	The index returned 10.56% for Class C shares and 11.40% for Class I shares from the inception date of the respective share class.
[7]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective 7/31/13, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlight tables in this report. See the financial highlights for more current expense ratios.

Growth of $10,000 For periods ended 3/31

This chart assumes an initial investment of $10,000 made on March 31, 2004, for Class A shares including any applicable sales charges or fees. The performance of the other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Quality Large-Cap Value Fund	Ticker Symbols: A Share: PPTAX C Share: PPTCX I Share: PIPTX

¢	Quality Large-Cap Value Fund (the “Fund”) is diversified and has an investment objective of long-term capital appreciation. There is no guarantee that the Fund will meet its objective.

For the fiscal year ended March 31, 2014, the Fund’s Class A shares at NAV returned 17.50%, Class C shares returned 16.56% and Class I shares returned 17.70%. For the fiscal year, the S&P 500® Index, a broad-based equity index, returned 21.86%; and the Russell 1000® Value Index, the Fund’s style-specific benchmark, returned 21.57%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate so your shares when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the Fund’s fiscal year?

Equity markets were very strong during the Fund’s fiscal year, moving to record highs in 2013 (the best year for the S&P 500 Index since 1997), and even generating modest returns through the first quarter of 2014, when equities experienced a slight pullback. Notably this progress occurred despite the fact that, historically speaking, the markets have been overdue for a correction of 10% or more for quite some time now.

The market was also successful in pushing through fears surrounding the Federal Reserve’s tapering policy, political debates over a potential government shutdown and U.S. debt default, and most recently, some unusually harsh winter weather which negatively distorted economic data surrounding employment figures, retail sales, and vehicle sales.

So why did stocks do so well during this time? There are a number of key factors:

¢	The Federal Reserve provided supportive monetary policy through its quantitative easing (“QE”) program for most of 2013, and did not confirm its plans for modest tapering until December. By then the announcement of a $10 billion reduction in the Fed’s monthly bond purchase program signified the central bank’s increasing level of comfort with the pace of the economic recovery. It also helped to clarify what had been an ambiguous situation in the U.S., and the news of tapering was accepted quite well by the market. Furthermore, new Federal Reserve Chairwoman Janet Yellen confirmed that the Fed would not be deviating from its tapering policy.

¢	Corporate profitability held up very well, with companies generating excess capital and sustaining very healthy margins. In addition, corporations have been allocating capital more wisely than they have in the past, with corporate buybacks and dividend increases continuing at a robust pace, though dividend payout ratios still have room to improve.

¢	The year 2013 was the strongest IPO market since 2000. Part of the reason for the healthy investor appetite was the impressive pace of innovation in industries such as technology, energy, and health care.

¢	The recovery of the housing market was significant in 2013. Despite some slowdown in the second half of 2013 due to slightly higher mortgage rates, and in the first quarter of 2014 due to harsh weather conditions, housing prices have continued to improve as a result of low inventory levels. While not that important to GDP overall, housing is very important to consumer confidence, consumer net wealth, and employment.

¢	The U.S. employment situation has also seen slow but material improvement. After hitting a post-recession low during the third quarter of 2013, the unemployment rate decreased even further to 7% by year end, and spent the last two months of the first quarter at 6.7%. Initial jobless claims have consistently fallen, reaching levels not experienced since 2007.

¢	Growth outside of the U.S. occurred at a seemingly coordinated pace around the world. The JPMorgan Global Manufacturing Purchasing Managers’ Index (PMI), an indicator of the economic health of the world’s manufacturing sector, finished 2013 at 54.3 in a positive expansion trend. In particular, Europe found modest positive gross national product with the European Central Bank finally lowering rates, and China appears to be successfully engineering a soft economic landing, maintaining a growth level of just over 7%.

What factors affected the Fund’s performance during its fiscal year?

During the Fund’s fiscal year, riskier, lower quality stocks posted stronger performance than the overall market. In particular, stocks with higher betas and long-term debt-to-capital ratios greater than 100% performed better than the Russell 1000 Value Index. In this type of environment, our strategy will typically lag, and despite the positive return, the Quality Large-Cap Value Fund underperformed the Russell 1000 Value Index during the Fund’s fiscal year. This underperformance was also driven by poor stock selection in the financials and health care sectors. The Fund’s performance was primarily helped by positive stock selection in the materials and utilities sectors.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied on as investment advice.

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Because the Fund has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a less concentrated fund.

Asset Allocation – Unaudited

The following table presents asset allocations within certain sectors as a percentage of total investments at March 31, 2014.
Financials	27%
Consumer Discretionary	13
Industrials	13
Health Care	12
Information Technology	10
Energy	9
Consumer Staples	7
Other (includes short-term investments)	9

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Quality Large-Cap Value Fund (Continued)

Average Annual Total Return[1] for periods ended 3/31/14
	1 year	5 years	Inception to 3/31/14		Inception Date
Class A Shares at NAV[2]	17.50%	18.47%	5.48%		7/29/05
Class A Shares at POP[3,4]	10.74	17.08	4.77		7/29/05
Class C Shares at NAV[2] and with CDSC[4]	16.56	17.57	4.70		7/29/05
Class I Shares at NAV[2]	17.70	18.76	5.50		6/6/08
S&P 500® Index	21.86	21.16	—	[5]	—
Russell 1000® Value Index	21.57	21.75	—	[6]	—

Fund Expense Ratios7: A Shares: Gross 1.45%, Net 1.35%; C Shares: Gross 2.20%, Net 2.10%; I Shares: Gross 1.20%, Net 1.10%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares are 1% in the first 18 months and 0% thereafter. CDSC charges for all redemptions of Class C shares are 1% in the first year and 0% thereafter.
[5]	The index returned 7.17% for Class A and Class C shares and 8.00% for Class I shares since the inception date of the respective share class.
[6]	The index returned 6.69% for Class A and Class C shares and 7.45% for Class I shares since the inception date of the respective share class.
[7]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective 7/31/13, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. Net Expense: Expenses reduced by a voluntary fee waiver, which may be discontinued at anytime. Gross Expense: Does not reflect the effect of voluntary fee waiver. See the financial highlights for more current expense ratios.

Growth of $10,000 For periods ended 3/31

This chart assumes an initial investment of $10,000 made on July 29, 2005 (inception date of the Fund) for Class A and Class C shares including any applicable sales charges or fees. The performance of the other share class will be greater or less than that shown based on differences in inception date, fees and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Quality Small-Cap Fund	Ticker Symbols: A Share: PQSAX C Share: PQSCX I Share: PXQSX

¢	Quality Small-Cap Fund (the “Fund”) is diversified and has an investment objective of long-term capital appreciation. There is no guarantee that the Fund will meet its objective.

For the fiscal year ended March 31, 2014, the Fund’s Class A shares at NAV returned 20.78%, Class C shares returned 19.87%, and Class I shares returned 21.06%. For the same period, the S&P 500® Index, a broad-based equity index, returned 21.86%; and the Russell 2000® Value Index, the Fund’s style-specific benchmark, returned 22.65%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate so your shares when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the Fund’s fiscal year?

Equity markets were very strong during the Fund’s fiscal year, moving to record highs in 2013 (the best year for the S&P 500 Index since 1997), and even generating modest returns through the first quarter of 2014, when equities experienced a slight pullback. Notably this progress occurred despite the fact that, historically speaking, the markets have been overdue for a correction of 10% or more for quite some time now.

The market was also successful in pushing through fears surrounding the Federal Reserve’s tapering policy, political debates over a potential government shutdown and U.S. debt default, and most recently, some unusually harsh winter weather which negatively distorted economic data surrounding employment figures, retail sales, and vehicle sales.

So why did stocks do so well during this time? There are a number of key factors:

¢	The Federal Reserve provided supportive monetary policy through its quantitative easing (“QE”) program for most of 2013, and did not confirm its plans for modest tapering until December. By then the announcement of a $10 billion reduction in the Fed’s monthly bond purchase program signified the central bank’s increasing level of comfort with the pace of the economic recovery. It also helped to clarify what had been an ambiguous situation in the U.S., and the news of tapering was accepted quite well by the market. Furthermore, new Federal Reserve Chairwoman Janet Yellen confirmed that the Fed would not be deviating from its tapering policy.

¢	Corporate profitability held up very well, with companies generating excess capital and sustaining very healthy margins. In addition, corporations have been allocating capital more wisely than they have in the past, with corporate buybacks and dividend increases continuing at a robust pace, though dividend payout ratios still have room to improve.

¢	The year 2013 was the strongest IPO market since 2000. Part of the reason for the healthy investor appetite was the impressive pace of innovation in industries such as technology, energy, and health care.

¢	The recovery of the housing market was significant in 2013. Despite some slowdown in the second half of 2013 due to slightly higher mortgage rates, and in the first quarter of 2014 due to harsh weather conditions, housing prices have continued to improve as a result of low inventory levels. While not that important to GDP overall, housing is very important to consumer confidence, consumer net wealth, and employment.

¢	The U.S. employment situation has also seen slow but material improvement. After hitting a post-recession low during the third quarter of 2013, the unemployment rate decreased even further to 7% by year end, and spent the last two months of the first quarter at 6.7%. Initial jobless claims have consistently fallen, reaching levels not experienced since 2007.

¢	Growth outside of the U.S. occurred at a seemingly coordinated pace around the world. The JPMorgan Global Manufacturing Purchasing Managers’ Index (PMI), an indicator of the economic health of the world’s manufacturing sector, finished 2013 at 54.3 in a positive expansion trend. In particular, Europe found modest positive gross national product with the European Central Bank finally lowering rates, and China appears to be successfully engineering a soft economic landing, maintaining a growth level of just over 7%.

What factors affected the Fund’s performance during its fiscal year?

During the Fund’s fiscal year, riskier, lower quality stocks posted stronger performance than the overall market. In particular, stocks with higher betas, long-term debt-to-capital ratios greater than 100%, and price-to-earnings ratios greater than 45 times earnings per share performed better than the Russell 2000 Value Index. In this type of environment, our strategy will typically lag, and despite the positive return, the Quality Small-Cap Fund underperformed the Russell 2000 Value Index during the Fund’s fiscal year. This underperformance was also driven by negative stock selection in the financial services and health care sectors. The Fund’s performance was helped by positive stock selection in the technology and energy sectors.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied on as investment advice.

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Because the Fund has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a less concentrated fund.

Asset Allocation – Unaudited

The following table presents asset allocations within certain sectors as a percentage of total investments at March 31, 2014.
Information Technology	25%
Financials	19
Industrials	18
Consumer Discretionary	11
Consumer Staples	9
Health Care	6
Energy	5
Other (includes short-term investments)	7

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Quality Small-Cap Fund (Continued)

Average Annual Total Return[1] for periods ended 3/31/14
	1 year	5 years	Inception to 3/31/14		Inception Date
Class A Shares at NAV[2]	20.78%	23.08%	8.14%		6/28/06
Class A Shares at POP[3,4]	13.84	21.63	7.31		6/28/06
Class C Shares at NAV[2] and with CDSC[4]	19.87	22.18	7.34		6/28/06
Class I Shares at NAV[2]	21.06	23.39	8.41		6/28/06
S&P 500® Index	21.86	21.16	—	[5]	—
Russell 2000® Value Index	22.65	23.33	—	[5]	—

Fund Expense Ratios6: A Shares: Gross 1.43%, Net 1.42%; C Shares: Gross 2.18%, Net 2.17%; I Shares: Gross 1.18%, Net 1.17%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares are 1% in the first 18 months and 0% thereafter. CDSC charges for all redemptions of Class C shares are 1% in the first year and 0% thereafter.
[5]	The index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective 7/31/13, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. Net Expense: Expenses reduced by a voluntary fee waiver, which may be discontinued at anytime. Gross Expense: Does not reflect the effect of voluntary fee waiver. See the financial highlights for more current expense ratios.

Growth of $10,000 For periods ended 3/31

This chart assumes an initial investment of $10,000 made on June 28, 2006 (inception date of the Fund) for Class A, Class C and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Small-Cap Core Fund	Ticker Symbols: A Share: PKSAX C Share: PKSCX I Share: PKSFX

¢	Small-Cap Core Fund (the “Fund”) is diversified and has an investment objective of long-term capital appreciation with dividend income a secondary consideration. There is no guarantee that the Fund will meet its objective.

For the fiscal year ended March 31, 2014, the Fund’s Class A shares at NAV returned 13.17%, Class C shares returned 12.35%, and Class I shares returned 13.44%. For the same period, the S&P 500® Index, a broad-based equity index, returned 21.86%; and the Russell 2000® Index, the Fund’s style-specific benchmark, returned 24.90%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate so your shares when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the Fund’s fiscal year?

Equity markets were very strong during the Fund’s fiscal year, moving to record highs in 2013 (the best year for the S&P 500 Index since 1997), and even generating modest returns through the first quarter of 2014, when equities experienced a slight pullback. Notably this progress occurred despite the fact that, historically speaking, the markets have been overdue for a correction of 10% or more for quite some time now.

The market was also successful in pushing through fears surrounding the Federal Reserve’s tapering policy, political debates over a potential government shutdown and U.S. debt default, and most recently, some unusually harsh winter weather which negatively distorted economic data surrounding employment figures, retail sales, and vehicle sales.

So why did stocks do so well during this time? There are a number of key factors:

¢	The Federal Reserve provided supportive monetary policy through its quantitative easing (“QE”) program for most of 2013, and did not confirm its plans for modest tapering until December. By then the announcement of a $10 billion reduction in the Fed’s monthly bond purchase program signified the central bank’s increasing level of comfort with the pace of the economic recovery. It also helped to clarify what had been an ambiguous situation in the U.S., and the news of tapering was accepted quite well by the market. Furthermore, new Federal Reserve Chairwoman Janet Yellen confirmed that the Fed would not be deviating from its tapering policy.

¢	Corporate profitability held up very well, with companies generating excess capital and sustaining very healthy margins. In addition, corporations have been allocating capital more wisely than they have in the past, with corporate buybacks and dividend increases continuing at a robust pace, though dividend payout ratios still have room to improve.

¢	The year 2013 was the strongest IPO market since 2000. Part of the reason for the healthy investor appetite was the impressive pace of innovation in industries such as technology, energy, and health care.

¢	The recovery of the housing market was significant in 2013. Despite some slowdown in the second half of 2013 due to slightly higher mortgage rates, and in the first quarter of 2014 due to harsh weather conditions, housing prices have continued to improve as a result of low inventory levels. While not that important to GDP overall, housing is very important to consumer confidence, consumer net wealth, and employment.

¢	The U.S. employment situation has also seen slow but material improvement. After hitting a post-recession low during the third quarter of 2013, the unemployment rate decreased even further to 7% by year end, and spent the last two months of the first quarter at 6.7%. Initial jobless claims have consistently fallen, reaching levels not experienced since 2007.

¢	Growth outside of the U.S. occurred at a seemingly coordinated pace around the world. The JPMorgan Global Manufacturing Purchasing Managers’ Index (PMI), an indicator of the economic health of the world’s manufacturing sector, finished 2013 at 54.3 in a positive expansion trend. In particular, Europe found modest positive gross national product with the European Central Bank finally lowering rates, and China appears to be successfully engineering a soft economic landing, maintaining a growth level of just over 7%.

What factors affected the Fund’s performance during its fiscal year?

During the Fund’s fiscal year, riskier, lower quality stocks posted stronger performance than the overall market. In particular, stocks with higher betas, long-term debt-to-capital ratios greater than 100%, and price-to-earnings ratios greater than 45 times earnings per share performed better than the Russell 2000 Index. In this type of environment, our strategy will typically lag, and despite the positive return, the Small-Cap Core Fund underperformed the Russell 2000 Index during the Fund’s fiscal year. This underperformance was also driven by poor stock selection in the health care and technology sectors. The Fund’s performance was primarily helped by positive stock selection in the consumer discretionary and financial services sectors.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied on as investment advice.

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Because the Fund has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a less concentrated fund.

Asset Allocation – Unaudited

The following table presents asset allocations within certain sectors as a percentage of total investments at March 31, 2014.
Industrials	28%
Information Technology	21
Health Care	18
Financials	15
Consumer Discretionary	11
Materials	2
Consumer Staples	2
Other (includes short-term investments)	3

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Small-Cap Core Fund (Continued)

Average Annual Total Return[1] for periods ended 3/31/14
	1 year	5 years	10 years
Class A Shares at NAV[2]	13.17%	22.41%	7.64%
Class A Shares at POP[3,4]	6.66	20.97	7.00
Class C Shares at NAV[2] and with CDSC[4]	12.35	21.51	6.86
Class I Shares at NAV[2]	13.44	22.73	7.91
S&P 500® Index	21.86	21.16	7.42
Russell 2000® Index	24.90	24.31	8.53

Fund Expense Ratios5: A Shares: Gross 1.38%, Net 1.35%; C Shares: Gross 2.13%, Net 2.10%; I Shares: Gross 1.13%, Net 1.10%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares are 1% in the first 18 months and 0% thereafter. CDSC charges for all redemptions of Class C shares are 1% in the first year and 0% thereafter.
[5]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective 7/31/13, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the financial highlights for more current expense ratios.

Growth of $10,000 For periods ended 3/31

This chart assumes an initial investment of $10,000 made on March 31, 2004, for Class A, Class C and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Small-Cap Sustainable Growth Fund	Ticker Symbols: A Share: PSGAX C Share: PSGCX I Share: PXSGX

¢	Small-Cap Sustainable Growth Fund (the “Fund”) is diversified and has an investment objective of long-term capital appreciation. There is no guarantee that the Fund will meet its objective.

For the fiscal year ended March 31, 2014, the Fund’s Class A shares at NAV returned 17.15%, Class C shares returned 16.29%, and Class I shares returned 17.42%. For the same period, the S&P 500® Index, a broad-based equity index, returned 21.86%; and the Russell 2000® Growth Index, the Fund’s style-specific benchmark, returned 27.19%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate so your shares when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the Fund’s fiscal year?

Equity markets were very strong during the Fund’s fiscal year, moving to record highs in 2013 (the best year for the S&P 500 Index since 1997), and even generating modest returns through the first quarter of 2014, when equities experienced a slight pullback. Notably this progress occurred despite the fact that, historically speaking, the markets have been overdue for a correction of 10% or more for quite some time now.

The market was also successful in pushing through fears surrounding the Federal Reserve’s tapering policy, political debates over a potential government shutdown and U.S. debt default, and most recently, some unusually harsh winter weather which negatively distorted economic data surrounding employment figures, retail sales, and vehicle sales.

So why did stocks do so well during this time? There are a number of key factors:

¢	The Federal Reserve provided supportive monetary policy through its quantitative easing (“QE”) program for most of 2013, and did not confirm its plans for modest tapering until December. By then the announcement of a $10 billion reduction in the Fed’s monthly bond purchase program signified the central bank’s increasing level of comfort with the pace of the economic recovery. It also helped to clarify what had been an ambiguous situation in the U.S., and the news of tapering was accepted quite well by the market. Furthermore, new Federal Reserve Chairwoman Janet Yellen confirmed that the Fed would not be deviating from its tapering policy.

¢	Corporate profitability held up very well, with companies generating excess capital and sustaining very healthy margins. In addition, corporations have been allocating capital more wisely than they have in the past, with corporate buybacks and dividend increases continuing at a robust pace, though dividend payout ratios still have room to improve.

¢	The year 2013 was the strongest IPO market since 2000. Part of the reason for the healthy investor appetite was the impressive pace of innovation in industries such as technology, energy, and health care.

¢	The recovery of the housing market was significant in 2013. Despite some slowdown in the second half of 2013 due to slightly higher mortgage rates, and in the first quarter of 2014 due to harsh weather conditions, housing prices have continued to improve as a result of low inventory levels. While not that important to GDP overall, housing is very important to consumer confidence, consumer net wealth, and employment.

¢	The U.S. employment situation has also seen slow but material improvement. After hitting a post-recession low during the third quarter of 2013, the unemployment rate decreased even further to 7% by year end, and spent the last two months of the first quarter at 6.7%. Initial jobless claims have consistently fallen, reaching levels not experienced since 2007.

¢	Growth outside of the U.S. occurred at a seemingly coordinated pace around the world. The JPMorgan Global Manufacturing Purchasing Managers’ Index (PMI), an indicator of the economic health of the world’s manufacturing sector, finished 2013 at 54.3 in a positive expansion trend. In particular, Europe found modest positive gross national product with the European Central Bank finally lowering rates, and China appears to be successfully engineering a soft economic landing, maintaining a growth level of just over 7%.

What factors affected the Fund’s performance during its fiscal year?

During the Fund’s fiscal year, riskier, lower quality stocks posted stronger performance than the overall market. In particular, stocks with higher betas, long-term debt-to-capital ratios greater than 100%, and price-to-earnings ratios greater than 45 times earnings per share performed better than the Russell 2000 Growth Index. In this type of environment, our strategy will typically lag, and despite the positive return, the Small-Cap Sustainable Growth Fund underperformed the Russell 2000 Growth Index during the Fund’s fiscal year. This underperformance was also driven by poor stock selection in the health care and technology sectors. The Fund’s performance was primarily helped by positive stock selection in the producer durables and materials & processing sectors.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied on as investment advice.

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Because the Fund has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a less concentrated fund.

Asset Allocation – Unaudited

The following table presents asset allocations within certain sectors as a percentage of total investments at March 31, 2014.
Information Technology	36%
Consumer Discretionary	16
Health Care	14
Industrials	14
Consumer Staples	7
Financials	4
Materials	3
Other (includes short-term investments)	6

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Small-Cap Sustainable Growth Fund (Continued)

Average Annual Total Return[1] for periods ended 3/31/14
	1 year	5 years	Inception to 3/31/14		Inception Date
Class A Shares at NAV[2]	17.15%	23.12%	7.51%		6/28/06
Class A Shares at POP[3],4	10.41	21.67	6.69		6/28/06
Class C Shares at NAV[2] and with CDSC[4]	16.29	22.23	6.70		6/28/06
Class I Shares at NAV[2]	17.42	23.47	7.66		6/28/06
S&P 500® Index	21.86	21.16	7.67	[5]	—
Russell 2000® Growth Index	27.19	25.24	9.80	[5]	—

Fund Expense Ratios6: A Shares: Gross 1.67%, Net 1.50%; C Shares: Gross 2.42%, Net 2.25%; I Shares: Gross 1.42%, Net 1.25%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares are 1% in the first 18 months and 0% thereafter. CDSC charges for all redemptions of Class C shares are 1% in the first year and 0% thereafter.
[5]	The index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective 7/31/13, as supplemented 12/28/12 and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. Net Expense: Expenses reduced by a voluntary fee waiver, which may be discontinued at anytime. Gross Expense: Does not reflect the effect of voluntary fee waiver. See the financial highlights for more current expense ratios.

Growth of $10,000 For periods ended 3/31

This chart assumes an initial investment of $10,000 made on June 28, 2006 (inception date of the Fund) for Class A, Class C and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Strategic Growth Fund	Ticker Symbols: A Share: PSTAX B Share: PBTHX C Share: SSTFX I Share: PLXGX

¢	Strategic Growth Fund (the “Fund”) is diversified and has an investment objective of long-term capital growth. There is no guarantee that the Fund will meet its objective.

For the fiscal year ended March 31, 2014, the Fund’s Class A shares at NAV returned 19.11%, Class B shares returned 18.25%, Class C shares returned 18.23%, and Class I shares returned 19.45%. For the same period, the S&P 500® Index, a broad-based equity index, returned 21.86%; and the Russell 1000® Growth Index, the Fund’s style-specific benchmark, returned 23.22%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate so your shares when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the Fund’s fiscal year?

Equity markets were very strong during the Fund’s fiscal year, moving to record highs in 2013 (the best year for the S&P 500 Index since 1997), and even generating modest returns through the first quarter of 2014, when equities experienced a slight pullback. Notably this progress occurred despite the fact that, historically speaking, the markets have been overdue for a correction of 10% or more for quite some time now.

The market was also successful in pushing through fears surrounding the Federal Reserve’s tapering policy, political debates over a potential government shutdown and U.S. debt default, and most recently, some unusually harsh winter weather which negatively distorted economic data surrounding employment figures, retail sales, and vehicle sales.

So why did stocks do so well during this time? There are a number of key factors:

¢	The Federal Reserve provided supportive monetary policy through its quantitative easing (“QE”) program for most of 2013, and did not confirm its plans for modest tapering until December. By then the announcement of a $10 billion reduction in the Fed’s monthly bond purchase program signified the central bank’s increasing level of comfort with the pace of the economic recovery. It also helped to clarify what had been an ambiguous situation in the U.S., and the news of tapering was accepted quite well by the market. Furthermore, new Federal Reserve Chairwoman Janet Yellen confirmed that the Fed would not be deviating from its tapering policy.

¢	Corporate profitability held up very well, with companies generating excess capital and sustaining very healthy margins. In addition, corporations have been allocating capital more wisely than they have in the past, with corporate buybacks and dividend increases continuing at a robust pace, though dividend payout ratios still have room to improve.

¢	The year 2013 was the strongest IPO market since 2000. Part of the reason for the healthy investor appetite was the impressive pace of innovation in industries such as technology, energy, and health care.

¢	The recovery of the housing market was significant in 2013. Despite some slowdown in the second half of 2013 due to slightly higher mortgage rates, and in the first quarter of 2014 due to harsh weather conditions, housing prices have continued to improve as a result of low inventory levels. While not that important to GDP overall, housing is very important to consumer confidence, consumer net wealth, and employment.

¢	The U.S. employment situation has also seen slow but material improvement. After hitting a post-recession low during the third quarter of 2013, the unemployment rate decreased even further to 7% by year end, and spent the last two months of the first quarter at 6.7%. Initial jobless claims have consistently fallen, reaching levels not experienced since 2007.

¢	Growth outside of the U.S. occurred at a seemingly coordinated pace around the world. The JPMorgan Global Manufacturing Purchasing Managers’ Index (PMI), an indicator of the economic health of the world’s manufacturing sector, finished 2013 at 54.3 in a positive expansion trend. In particular, Europe found modest positive gross national product with the European Central Bank finally lowering rates, and China appears to be successfully engineering a soft economic landing, maintaining a growth level of just over 7%.

What factors affected the Fund’s performance during its fiscal year?

During the Fund’s fiscal year, riskier, lower quality stocks posted stronger performance than the overall market. In particular, stocks with higher betas and price-to-earnings ratios greater than 45 times earnings per share performed better than the Russell 1000 Growth Index. In this type of environment, our strategy will typically lag, and despite the positive return, the Strategic Growth Fund underperformed the Russell 1000 Growth Index during the Fund’s fiscal year. This underperformance was also driven by poor stock selection in the health care and industrials sectors. The Fund’s performance was primarily helped by positive stock selection in the information technology and financials sectors.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied on as investment advice.

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Because the Fund has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a less concentrated fund.

Asset Allocation – Unaudited

The following table presents asset allocations within certain sectors as a percentage of total investments at March 31, 2014.
Information Technology	34%
Consumer Discretionary	19
Industrials	12
Consumer Staples	10
Health Care	10
Energy	5
Financials	5
Other (includes short-term investments)	5

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Strategic Growth Fund (Continued)

Average Annual Total Return[1] for periods ended 3/31/14
	1 year	5 years	10 years	Inception to 3/31/14		Inception Date
Class A Shares at NAV[2]	19.11%	17.66%	3.99%	—		—
Class A Shares at POP[3,4]	12.26	16.28	3.38	—		—
Class B Shares at NAV[2]	18.25	16.80	3.22	—		—
Class B Shares with CDSC[4]	14.25	16.80	3.22	—		—
Class C Shares at NAV[2] and with CDSC[4]	18.23	16.83	3.23	—		—
Class I Shares at NAV[2]	19.45	17.98	—	4.94		9/29/06
S&P 500® Index	21.86	21.16	7.42	6.88	[5]	—
Russell 1000® Growth Index	23.22	21.68	7.86	8.65	[5]	—

Fund Expense Ratios6: A Shares: Gross and Net 1.34%, B Shares: Gross and Net 2.09%, C Shares: Gross and Net 2.09%, I Shares: Gross and Net 1.09%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares are 1% in the first 18 months and 0% thereafter. CDSC charges for Class B shares decline from 5% to 0% over a five-year period. CDSC charges for all redemptions of Class C shares are 1% in the first year and 0% thereafter.
[5]	The index returns are from the Class I shares’ inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective 7/31/13, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the financial highlights for more current expense ratios.

Growth of $10,000 For periods ended 3/31

This chart assumes an initial investment of $10,000 made on March 31, 2004 for Class A, Class B shares and Class C shares including any applicable sales charges or fees. The performance of the other share class will be greater or less than that shown based on differences in inception date, fees and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Tactical Allocation Fund	Ticker Symbols: A Share: NAINX B Share: NBINX C Share: POICX

¢	Tactical Allocation Fund (the “Fund”) is diversified and has a primary investment objective of investing in a diversified group of securities that are selected for current yield consistent with the preservation of capital. The Fund has a secondary investment objective to achieve capital appreciation when it’s consistent with the Fund’s primary objective. There is no guarantee that the Fund will meet its objectives.

For the fiscal year ended March 31, 2014, the Fund’s Class A shares at NAV returned 14.84%, Class B shares returned 13.87%, and Class C shares returned 13.90%. For the same period, the S&P 500® Index, a broad-based equity index, returned 21.86%; the Barclays U.S. Aggregate Bond Index, a broad-based fixed income index, returned -0.10%; and the Tactical Allocation Fund Composite Index, the Fund’s style-specific benchmark, returned 10.51%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate so your shares when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the equity markets perform during the Fund’s fiscal year?

Over the Fund’s fiscal year, the S&P 500 Index returned 21.86% and attained numerous new all-time highs. Despite a few small hiccups caused by a combination of seemingly hapless communications from Federal Reserve (“Fed”) officials and occasional lukewarm corporate earnings, stocks surged higher over the period as the global economy was generally better than anticipated.

Although the year was bookended by short periods where defensive segments of the market outperformed, generally cyclical stocks were the biggest winners. Growth-oriented names also did better over the course of the year. By and large, it was a very strong period for stocks, with the more economically-sensitive areas of the market doing best.

There were times during the year where the market reacted violently to Fed announcements related to quantitative easing (“QE”). The Fed first floated the idea that it would begin tapering, or slowly cutting back on its monthly asset purchases, in late May 2013. This announcement was followed by the difficult month of June where stocks had their biggest stretch of losses. The losses were mitigated by further Fed communications that “tapering is not tightening” and other platitudes that eventually convinced market participants that stocks remained the best place to invest assets and future Fed policy actions would indeed be dependent on economic data.

The Fed’s surprise decision not to taper at the September meeting was a shot of adrenalin to the market, and the bull market resumed in earnest. Recently, so-called “weather related” data disappointments have taken some of the sheen off the U.S. Equity Markets, however, stock averages remain very near all-time highs.

What factors affected the performance of the Fund’s equity portfolio during its fiscal year?

The Fund as a whole did very well during the fiscal year, and benefited from excellent tactical positioning, as the holdings were much more weighted to equities and underweighted in fixed income. During 2013, stock returns trounced bond performance, and the Fund was able to capture that difference with an aggressive tactical overweighting to equities. Specifically, the domestic equities held by the Fund substantially outperformed the benchmark S&P 500 Index, due mainly to the positive cyclical bias positioning of the portfolio.

The Fund was positioned for a continued global expansion, and benefited from the combination of low interest rates, modest inflation, and a slight uptick in global growth metrics. Corporate earnings reports further demonstrated that good companies were able to not only grow bottom-line earnings, but that top-line growth was emerging as well. The Fund benefited from good sector selection, or top-down analytics, as well as solid security selection on a bottom-up basis.

How did the fixed income markets perform during the Fund’s fiscal year?

Most fixed income spread sectors outperformed U.S. Treasuries during the fiscal year as the overall economic picture remained supportive of spread sectors. Spread sectors were also supported by an overall improvement in the U.S. macroeconomic environment, positive credit fundamentals, and continued demand for spread product.

Despite the rally in spread sectors, there were periods of volatility during the fiscal year as headwinds continued. During this time, various factors including uncertainty surrounding the impact of the U.S. budget sequestration, the Federal Reserve’s tapering of bond purchases, and fear of higher interest rates resulted in periods of weakness.

Yields were higher across the yield curve over the last 12 months, and the curve steepened.

What factors affected the performance of the Fund’s fixed income portfolio during its fiscal year?

The outperformance of most fixed income spread sectors relative to U.S. Treasuries was a key driver of the Fund’s strong performance for the fiscal year.

The Fund’s allocation to corporate high-yield securities, high-yield bank loans, corporate high-quality bonds, asset-backed securities, and non-agency residential mortgage-backed securities were all significant positive contributors to performance, while the Fund’s allocation to the non-U.S. dollar sector detracted from performance.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied on as investment advice.

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a security may fail to make payments in a timely manner. Values of debt securities may rise and fall in response to changes in interest rates. This risk may be enhanced with longer-term maturities.

Changes in interest rates can cause both extension and prepayment risks for asset and mortgage-backed

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Tactical Allocation Fund (Continued)

securities. These securities are also subject to risks associated with the repayment of underlying collateral.

There is a greater level of credit risk and price volatility involved with high-yield securities than investment grade securities.

Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

There may be no ready market for loan participation interests. The fund may have to sell the interests at a substantial discount. Such interests are subject to the credit risk of the underlying corporate borrower.

Asset Allocation – Unaudited

The following table presents asset allocations within certain sectors as a percentage of total investments at March 31, 2014.
Common Stocks		63%
Financials	14%
Consumer Discretionary	11
Information Technology	9
Industrials	9
Energy	8
All other sectors in common stock	12
Corporate Bonds and Notes		22
Loan Agreements		5
Foreign Government Securities		3
Mortgage-Backed Securities		3
Asset-Backed Securities		1
Other (includes short-term investments and securities lending collateral)		3

Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Tactical Allocation Fund (Continued)

Average Annual Total Return[1] for periods ended 3/31/14
	1 year	5 years	10 years
Class A Shares at NAV[2]	14.84%	14.40%	5.96%
Class A Shares at POP[3],4	8.24	13.05	5.33
Class B Shares at NAV[2]	13.87	13.54	5.17
Class B Shares with CDSC[4]	10.12	13.54	5.17
Class C Shares at NAV[2] and with CDSC[4]	13.90	13.54	5.15
S&P 500® Index	21.86	21.16	7.42
Barclays U.S. Aggregate Bond Index	-0.10	4.80	4.46
Tactical Allocation Fund Composite Index	10.51	13.01	6.23

Fund Expense Ratios5: A Shares: Gross and Net 1.30%; B Shares: Gross and Net 2.05%; C Shares: Gross and Net 2.05%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares are 1% in the first 18 months and 0% thereafter. CDSC charges for Class B shares decline from 5% to 0% over a five-year period. CDSC charges for all redemptions of Class C shares are 1% in the first year and 0% thereafter.
[5]	The expense ratios of the Fund are set forth in the prospectus for the Fund effective 7/31/13, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the financial highlights for more current expense ratios.

Growth of $10,000 For periods ended 3/31

This chart assumes an initial investment of $10,000 made on March 31, 2004 for Class A, Class B and Class C shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

VIRTUS GROWTH & INCOME FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

($ reported in thousands)

	SHARES	VALUE

COMMON STOCKS—99.6%

Consumer Discretionary—12.0%
Advance Auto Parts, Inc.	6,500	$822
AutoZone, Inc.(2)	200	107
Capella Education Co.	800	51
Comcast Corp. Class A	44,300	2,216
Graham Holdings Co.	950	669
Hanesbrands, Inc.	4,200	321
Harman International Industries, Inc.	21,400	2,277
Home Depot, Inc. (The)	14,000	1,108
Live Nation, Inc.(2)	12,200	265
Lowe’s Cos., Inc.	11,800	577
Macy’s, Inc.	8,100	480
Magna International, Inc. Class A	24,200	2,331
Netflix, Inc.(2)	500	176
priceline.com, Inc.(2)	1,000	1,192
Starwood Hotels & Resorts Worldwide, Inc.	17,900	1,425
Starz - Liberty Capital Class A(2)	43,300	1,398
Tower International, Inc.(2)	14,600	397
Wynn Resorts Ltd.	9,700	2,155

		17,967

Consumer Staples—9.3%
Altria Group, Inc.	30,200	1,130
Andersons, Inc. (The)	6,900	409
Archer-Daniels-Midland Co.	53,700	2,330
CVS Caremark Corp.	400	30
Dr. Pepper Snapple Group, Inc.	42,800	2,331
Hershey Co. (The)	18,800	1,963
Hillshire Brands Co. (The)	4,600	171
Kimberly-Clark Corp.	17,000	1,874
Kraft Foods Group, Inc.	10,400	584
Kroger Co. (The)	36,600	1,598
Lancaster Colony Corp.	1,000	99
Lorillard, Inc.	9,600	519
Tyson Foods, Inc. Class A	16,400	722
Whitewave Foods Co.(2)	7,300	208

		13,968

Energy—9.2%
Clayton Williams Energy, Inc.(2)	2,500	282
ConocoPhillips	30,700	2,160
EOG Resources, Inc.	10,200	2,001
Helmerich & Payne, Inc.	22,100	2,377
Knightsbridge Tankers Ltd.	33,500	454
Marathon Petroleum Corp.	14,500	1,262
Matrix Service Co.(2)	11,300	382
Phillips 66	16,600	1,279
REX Stores Corp.(2)	3,200	183
Suncor Energy, Inc.	8,900	311
Valero Energy Corp.	36,700	1,949
Westmoreland Coal Co.(2)	39,900	1,188

		13,828

Financials—17.0%
ACE Ltd.	5,100	505
AG Mortgage Investment Trust, Inc.	9,600	168
Alleghany Corp.(2)	2,500	1,019

	SHARES	VALUE

Financials—continued
Allied World Assurance Co. Holdings Ltd.	6,300	$650
American Capital Agency Corp.	27,900	600
American Express Co.	3,500	315
Ameriprise Financial, Inc.	600	66
Annaly Capital Management, Inc.	12,900	142
Assurant, Inc.	1,900	123
Astoria Financial Corp.	25,100	347
Berkshire Hathaway, Inc. Class A(2)	3	562
Berkshire Hathaway, Inc. Class B	3,000	375
Charles Schwab Corp. (The)	17,100	467
Comerica, Inc.	600	31
Discover Financial Services	5,200	303
E*Trade Financial Corp.(2)	90,800	2,090
Fifth Third Bancorp	18,900	434
First Bancorp	13,600	258
First Citizens BancShares, Inc. Class A	2,300	554
Great Southern Bancorp, Inc.	1,300	39
Legg Mason, Inc.	700	34
MetLife, Inc.	54,300	2,867
PartnerRe Ltd.	22,200	2,298
PNC Financial Services Group, Inc.	18,400	1,601
Potlatch Corp.	8,200	317
Public Storage	500	84
Simmons First National Corp. Class A	2,200	82
State Bank Financial Corp.	25,900	458
SunTrust Banks, Inc.	50,700	2,017
SVB Financial Group(2)	17,800	2,292
Travelers Cos., Inc. (The)	2,700	230
UBS AG	18,000	373
Waddell & Reed Financial, Inc. Class A	31,900	2,349
Wells Fargo & Co.	4,200	209
Wintrust Financial Corp.	27,700	1,348

		25,607

Health Care—13.8%
Aetna, Inc.	14,200	1,064
Biogen Idec, Inc.(2)	3,600	1,101
Cardinal Health, Inc.	25,200	1,763
Celgene Corp.(2)	12,600	1,759
Gilead Sciences, Inc.(2)	4,500	319
Health Net, Inc.(2)	16,500	561
Johnson & Johnson	40,300	3,959
McKesson Corp.	9,100	1,607
PDL BioPharma, Inc.	7,300	61
Pfizer, Inc.	43,000	1,381
Shire plc ADR	14,500	2,154
Stryker Corp.	400	33
Thermo Fisher Scientific, Inc.	20,900	2,513
United Therapeutics Corp.(2)	900	85
WellPoint, Inc.	23,300	2,319

		20,679

Industrials—13.8%
Alliant Techsystems, Inc.	14,800	2,104
Argan, Inc.	6,000	178
Boeing Co. (The)	4,300	540
Delta Air Lines, Inc.	25,700	890

	SHARES	VALUE

Industrials—continued
Engility Holdings, Inc.(2)	8,900	$401
Huntington Ingalls Industries, Inc.	22,300	2,280
Kimball International, Inc. Class B	4,900	89
L-3 Communications Holdings, Inc.	3,500	414
Lockheed Martin Corp.	17,400	2,840
Manpower, Inc.	24,100	1,900
Northrop Grumman Corp.	21,400	2,640
Raytheon Co.	28,300	2,796
Southwest Airlines Co.	83,400	1,969
Union Pacific Corp.	9,100	1,708

		20,749

Information Technology—17.3%
Accenture plc Class A	22,400	1,786
Activision Blizzard, Inc.	50,500	1,032
Akamai Technologies, Inc.(2)	17,700	1,030
Amdocs Ltd.	54,800	2,546
Apple, Inc.	1,900	1,020
Computer Sciences Corp.	35,700	2,171
First Solar, Inc.(2)	10,900	761
Fleetcor Technologies, Inc.(2)	4,100	472
Google, Inc. Class A(2)	1,000	1,115
Hewlett-Packard Co.	84,900	2,747
Intel Corp.	37,800	976
Lexmark International, Inc. Class A	50,600	2,342
LogMeIn, Inc.(2)	15,000	673
Manhattan Associates, Inc.(2)	22,400	785
Micron Technology, Inc.(2)	93,500	2,212
Microsoft Corp.	17,800	730
Mitel Networks Corp(2)	21,700	230
QUALCOMM, Inc.	3,400	268
Syntel Co.(2)	1,700	153
TE Connectivity Ltd.	4,400	265
Western Digital Corp.	29,400	2,699

		26,013

Materials—3.5%
Dow Chemical Co. (The)	5,700	277
Packaging Corp. of America	32,000	2,252
PPG Industries, Inc.	9,300	1,799
Resolute Forest Products, Inc.(2)	24,500	492
Westlake Chemical Corp.	7,800	516

		5,336

Telecommunication Services—1.6%
Verizon Communications, Inc.	50,200	2,388

Utilities—2.1%
Edison International	44,800	2,536
Exelon Corp.	13,800	463
Vectren Corp.	4,200	165

		3,164
TOTAL COMMON STOCKS (Identified Cost $130,338)		149,699
TOTAL LONG TERM INVESTMENTS—99.6%
(Identified Cost $130,338)		149,699

See Notes to Financial Statements

VIRTUS GROWTH & INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2014

($ reported in thousands)

	SHARES	VALUE

SHORT-TERM INVESTMENTS—0.3%

Money Market Mutual Funds—0.3%
Fidelity Money Market Portfolio – Institutional Shares (seven-day effective yield 0.090%)	464,449	$464
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $464)		464
TOTAL INVESTMENTS—99.9% (Identified Cost $130,802)		150,163	(1)
Other assets and liabilities, net—0.1%		132

NET ASSETS—100.0%		$150,295

Abbreviations:

ADR	American Depositary Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at March 31, 2014, see Note 9 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

Country Weightings (Unaudited)†
United States	92%
United Kingdom	3
Canada	2
Bermuda	1
Ireland	1
Switzerland	1
Total	100%
† % of total investments as of March 31, 2014

At March 31, 2014, the Fund had entered into futures contracts as follows:

	Expiration Date	Number of Contracts	Value of Contracts When Opened	Market Value of Contracts	Unrealized Appreciation (Depreciation)
E-mini S&P 500 Futures	June-14	7	$648	$653	$5

The following table provides a summary of inputs used to value the Fund’s net assets as of March 31, 2014 (see Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at March 31, 2014	Level 1 – Quoted Prices
Investment in Securities:
Equity Securities:
Common Stocks	$149,699	$149,699
Short-Term Investments	464	464

Total Investments	$150,163	$150,163

Other Financial Instruments
Futures Contracts*	$5	$5

*	Valued at the unrealized appreciation (depreciation) on the investment.

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 for the period.

Security abbreviation definitions are located under the Key Investment Terms starting on page 2.

See Notes to Financial Statements

VIRTUS MID-CAP CORE FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

($ reported in thousands)

	SHARES	VALUE

COMMON STOCKS—97.9%

Consumer Discretionary—14.8%
Advance Auto Parts, Inc.	1,089	$138
Dick’s Sporting Goods, Inc.	2,876	157
Dollar Tree, Inc.(2)	3,005	157
Ross Stores, Inc.	2,826	202

		654

Consumer Staples—8.1%
Brown-Forman Corp. Class B	820	74
Church & Dwight Co., Inc.	1,204	83
Monster Beverage Corp.(2)	2,884	200

		357

Energy—5.5%
Core Laboratories N.V.(2)	576	114
Dresser-Rand Group, Inc.(2)	2,185	128

		242

Financials—11.5%
First Cash Financial Services, Inc.(2)	1,629	82
RLI Corp.	2,444	108
Signature Bank(2)	1,210	152
T. Rowe Price Group, Inc.	2,007	165

		507

Health Care—12.3%
Edwards Lifesciences Corp.(2)	2,322	172
Sirona Dental Systems, Inc.(2)	2,647	198
Waters Corp.(2)	870	94
Zoetis, Inc.	2,675	78

		542

	SHARES	VALUE

Industrials—23.1%
Copart, Inc.(2)	3,731	$136
Equifax, Inc.	1,586	108
Expeditors International of Washington, Inc.	3,934	156
Graco, Inc.	1,290	96
Nordson Corp.	1,794	127
Rockwell Collins, Inc.	2,020	161
Towers Watson & Co. Class A	1,178	134
WABCO Holdings, Inc.(2)	949	100

		1,018

Information Technology—14.3%
Amphenol Corp. Class A	1,793	164
ANSYS, Inc.(2)	1,183	91
Intuit, Inc.	2,344	182
MICROS Systems, Inc.(2)	1,847	98
Xilinx, Inc.	1,782	97

		632

Materials—6.2%
International Flavors & Fragrances, Inc.	1,120	107
Sigma-Aldrich Corp.	1,774	166

		273

Utilities—2.1%
Questar Corp.	3,971	95
TOTAL COMMON STOCKS (Identified Cost $3,164)		4,320
TOTAL LONG TERM INVESTMENTS—97.9%
(Identified Cost $3,164)		4,320

	SHARES	VALUE

SHORT-TERM INVESTMENTS—1.6%

Money Market Mutual Funds—1.6%
Fidelity Money Market Portfolio – Institutional Shares (Seven-day effective yield 0.090%)	71,184	$71
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $71)		71
TOTAL INVESTMENTS—99.5%
(Identified Cost $3,235)		4,391	(1)
Other assets and liabilities, net—0.5%		23

NET ASSETS—100.0%		$4,414

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at March 31, 2014, see Note 9 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

The following table provides a summary of inputs used to value the Fund’s net assets as of March 31, 2014 (see Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at March 31, 2014	Level 1 – Quoted Prices
Investment in Securities:
Equity Securities:
Common Stocks	$4,320	$4,320
Short-Term Investments	71	71

Total Investments	$4,391	$4,391

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 for the period.

See Notes to Financial Statements

VIRTUS MID-CAP GROWTH FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

($ reported in thousands)

	SHARES	VALUE

COMMON STOCKS—98.5%

Consumer Discretionary—20.0%
Bed Bath & Beyond, Inc.(2)	30,800	$2,119
Capella Education Co.	23,000	1,452
Dollar Tree, Inc.(2)	27,400	1,430
Domino’s Pizza, Inc.	25,300	1,947
Hibbett Sports, Inc.(2)	14,900	788
HomeAway, Inc.(2)	42,700	1,609
Morningstar, Inc.	25,500	2,015
PetSmart, Inc.	13,500	930
Pool Corp.	32,800	2,011
Ross Stores, Inc.	19,200	1,374
TripAdvisor, Inc.(2)	24,400	2,210

		17,885

Consumer Staples—9.1%
Brown-Forman Corp. Class B	26,650	2,390
McCormick & Co., Inc.	24,800	1,779
Mead Johnson Nutrition Co.	21,800	1,813
Monster Beverage Corp.(2)	31,400	2,181

		8,163

Energy—4.1%
Cameron International Corp.(2)	31,300	1,933
Core Laboratories N.V.(2)	8,700	1,727

		3,660

Financials—6.0%
Fifth Third Bancorp	50,700	1,163
Financial Engines, Inc.	32,800	1,666
T. Rowe Price Group, Inc.	30,200	2,487

		5,316

Health Care—14.1%
athenahealth, Inc.(2)	14,300	2,292

	SHARES	VALUE
Health Care—continued
Cerner Corp.(2)	33,500	$1,884
Intuitive Surgical, Inc.(2)	4,100	1,796
Medidata Solutions, Inc.(2)	26,000	1,413
Perrigo Co. plc(2)	14,600	2,258
Sirona Dental Systems, Inc.(2)	23,400	1,747
Zoetis, Inc.	41,400	1,198

		12,588

Industrials—16.7%
Donaldson Co., Inc.	42,800	1,815
Expeditors International of Washington, Inc.	44,400	1,760
Fastenal Co.	46,600	2,298
MSC Industrial Direct Co., Inc. Class A	29,800	2,578
Proto Labs, Inc.(2)	18,200	1,232
Roper Industries, Inc.	15,500	2,069
Stericycle, Inc.(2)	15,200	1,727
Towers Watson & Co. Class A	12,500	1,426

		14,905

Information Technology—26.5%
Amphenol Corp. Class A	25,700	2,355
ANSYS, Inc.(2)	28,400	2,187
CoStar Group, Inc.(2)	7,000	1,307
Ellie Mae, Inc.(2)	51,000	1,471
First Solar, Inc.(2)	25,500	1,779
Fleetmatics Group plc(2)	45,600	1,525
Gartner, Inc.(2)	36,100	2,507
Hittite Microwave Corp.	28,900	1,822
MercadoLibre, Inc.	20,100	1,912
MICROS Systems, Inc.(2)	26,900	1,424
SolarWinds, Inc.(2)	55,000	2,345
Tableau Software, Inc.(2)	15,800	1,202
Xilinx, Inc.	33,500	1,817

		23,653

	SHARES	VALUE
Materials—2.0%
Airgas, Inc.	16,900	$1,800
TOTAL COMMON STOCKS (Identified Cost $71,674)		87,970
TOTAL LONG TERM INVESTMENTS—98.5%
(Identified Cost $71,674)		87,970

SHORT-TERM INVESTMENTS—0.4%

Money Market Mutual Funds—0.4%
Fidelity Money Market Portfolio – Institutional Shares (Seven-day effective yield 0.090%)	371,386	371
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $371)		371
TOTAL INVESTMENTS—98.9%
(Identified Cost $72,045)		88,341	(1)
Other assets and liabilities, net—1.1%		964

NET ASSETS—100.0%		$89,305

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at March 31, 2014, see Note 9 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

The following table provides a summary of inputs used to value the Fund’s net assets as of March 31, 2014 (see Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at March 31, 2014	Level 1 – Quoted Prices
Investment in Securities:
Equity Securities:
Common Stocks	$87,970	$87,970
Short-Term Investments	371	371

Total Investments	$88,341	$88,341

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 for the period.

See Notes to Financial Statements

VIRTUS MID-CAP VALUE FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

($ reported in thousands)

	SHARES	VALUE

COMMON STOCKS—95.9%

Consumer Discretionary—5.7%
Big Lots, Inc.	347,370	$13,155
TJX Cos., Inc.	217,250	13,176

		26,331

Consumer Staples—13.2%
Avon Products, Inc.	294,220	4,307
Beam, Inc.	217,850	18,147
Koninklijke Ahold NV Sponsored ADR	697,850	12,980
Safeway, Inc.	679,980	25,118

		60,552

Energy—21.4%
CONSOL Energy, Inc.	350,620	14,007
Devon Energy Corp.	223,390	14,951
Kinder Morgan, Inc.	245,942	7,991
Nabors Industries Ltd.	971,120	23,938
Occidental Petroleum Corp.	47,200	4,498
ONEOK, Inc.	355,240	21,048
Rowan Cos. plc Class A(2)	351,370	11,834

		98,267

Financials—3.5%
Weyerhaeuser Co.	539,040	15,821

Industrials—19.1%
Con-way, Inc.	201,100	8,261
Owens Corning, Inc.	347,310	14,993
Raytheon Co.	160,010	15,808
Republic Services, Inc.	532,282	18,183
SPX Corp.	79,860	7,851
USG Corp.(2)	298,710	9,774
Xylem, Inc.	348,720	12,700

		87,570

Materials—28.7%
Alcoa, Inc.	1,414,240	18,201

	SHARES	VALUE

Materials—continued
Allegheny Technologies, Inc.	320,850	$12,090
Ball Corp.	180,980	9,919
Crown Holdings, Inc.(2)	406,420	18,183
Dow Chemical Co. (The)	373,000	18,124
FMC Corp.	135,120	10,345
International Paper Co.	326,240	14,968
Owens-Illinois, Inc.(2)	550,570	18,626
Sealed Air Corp.	350,430	11,519

		131,975

Utilities—4.3%
Dominion Resources, Inc.	234,200	16,626
ONE Gas, Inc.(2)	88,810	3,191

		19,817
TOTAL COMMON STOCKS (Identified Cost $274,316)		440,333
TOTAL LONG TERM INVESTMENTS—95.9%
(Identified Cost $274,316)		440,333

SHORT-TERM INVESTMENTS—4.7%

Money Market Mutual Funds—4.7%
Fidelity Money Market Portfolio – Institutional Shares (Seven-day effective yield 0.090%)	21,572,576	21,573
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $21,573)		21,573
TOTAL INVESTMENTS—100.6% (Identified Cost $295,889)		461,906	(1)
Other assets and liabilities, net—(0.6)%		(2,555)

NET ASSETS—100.0%		$459,351

Abbreviations:

ADR	American Depositary Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at March 31, 2014, see Note 9 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

Country Weightings (Unaudited)†
United States	89%
Bermuda	5
Netherlands	3
United Kingdom	3
Total	100%
† % of total investments as of March 31, 2014

The following table provides a summary of inputs used to value the Fund’s net assets as of March 31, 2014 (see Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at March 31, 2014	Level 1 – Quoted Prices
Investments in Securities:
Equity Securities:
Common Stocks	$440,333	$440,333
Short-Term Investments	21,573	21,573

Total Investments	$461,906	$461,906

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 for the period.

Security abbreviation definitions are located under the Key Investment Terms starting on page 2.

See Notes to Financial Statements

VIRTUS QUALITY LARGE-CAP VALUE FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

($ reported in thousands)

	SHARES	VALUE

COMMON STOCKS—98.8%

Consumer Discretionary—13.3%
Lowe’s Cos., Inc.	34,500	$1,687
Time Warner, Inc.	33,100	2,162
TJX Cos., Inc.	36,900	2,238
VF Corp.	35,900	2,222

		8,309

Consumer Staples—6.8%
Coca-Cola Co. (The)	34,000	1,314
Coca-Cola Enterprises, Inc.	28,300	1,352
Diageo plc Sponsored ADR	8,600	1,072
Kimberly-Clark Corp.	4,880	538

		4,276

Energy—8.5%
Apache Corp.	15,800	1,311
Exxon Mobil Corp.	18,100	1,768
National Oilwell Varco, Inc.	28,700	2,235

		5,314

Financials—26.8%
Aflac, Inc.	22,100	1,393
American Express Co.	29,100	2,620
Charles Schwab Corp. (The)	49,300	1,347
CME Group, Inc.	23,000	1,702
Franklin Resources, Inc.	43,000	2,330
PNC Financial Services Group, Inc.	34,800	3,028
Travelers Cos., Inc. (The)	29,900	2,544
U.S. Bancorp	43,000	1,843

		16,807

Health Care—11.8%
Baxter International, Inc.	24,290	1,787
Covidien plc	23,800	1,753
Johnson & Johnson	22,600	2,220
Novartis AG ADR	19,100	1,624

		7,384

	SHARES	VALUE

Industrials—12.6%
3M Co.	19,100	$2,591
Emerson Electric Co.	17,200	1,149
Illinois Tool Works, Inc.	18,700	1,521
Union Pacific Corp.	13,900	2,608

		7,869

Information Technology—9.8%
Analog Devices, Inc.	32,000	1,700
Apple, Inc.	4,450	2,389
Applied Materials, Inc.	100,300	2,048

		6,137

Materials—4.4%
International Flavors & Fragrances, Inc.	14,100	1,349
PPG Industries, Inc.	7,100	1,374

		2,723

Utilities—4.8%
AGL Resources, Inc.	44,800	2,193
Questar Corp.	34,900	830

		3,023
TOTAL COMMON STOCKS (Identified Cost $40,288)		61,842
TOTAL LONG TERM INVESTMENTS—98.8%
(Identified Cost $40,288)		61,842

	SHARES	VALUE

SHORT-TERM INVESTMENTS—1.1%

Money Market Mutual Funds—1.1%
Fidelity Money Market Portfolio – Institutional Shares (Seven-day effective yield 0.090%)	706,835	$707
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $707)		707
TOTAL INVESTMENTS—99.9% (Identified Cost $40,995)		62,549	(1)
Other assets and liabilities, net—0.1%		75

NET ASSETS—100.0%		$62,624

Abbreviations:

ADR	American Depositary Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at March 31, 2014, see Note 9 Federal Income Tax Information in the Notes to Financial Statements.

Country Weightings (Unaudited)†
United States	93%
Ireland	3
Switzerland	2
United Kingdom	2
Total	100%
† % of total investments as of March 31, 2014

The following table provides a summary of inputs used to value the Fund’s net assets as of March 31, 2014 (see Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at March 31, 2014	Level 1 – Quoted Prices
Investment in Securities:
Equity Securities:
Common Stocks	$61,842	$61,842
Short-Term Investments	707	707

Total Investments	$62,549	$62,549

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 for the period.

See Notes to Financial Statements

VIRTUS QUALITY SMALL-CAP FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

($ reported in thousands)

	SHARES	VALUE

COMMON STOCKS—98.6%

Consumer Discretionary—10.7%
Cinemark Holdings, Inc.	265,000	$7,688
Interval Leisure Group, Inc.	380,000	9,933
Thor Industries, Inc.	96,000	5,862
Wolverine World Wide, Inc.	190,000	5,424

		28,907

Consumer Staples—8.9%
National Beverage Corp.(2)	439,304	8,571
Village Super Market, Inc.	90,000	2,376
WD-40 Co.	168,254	13,051

		23,998

Energy—5.2%
CARBO Ceramics, Inc.	100,896	13,923

Financials—18.7%
Eaton Vance Corp.	278,491	10,627
EPR Properties	101,572	5,423
First Cash Financial Services, Inc.(2)	190,800	9,628
Primerica, Inc.	90,000	4,240
RLI Corp.	266,712	11,799
Westamerica Bancorp	159,668	8,635

		50,352

Health Care—6.2%
HealthSouth Corp.	820	29
Owens & Minor, Inc.	227,338	7,964
Patterson Cos., Inc.	205,000	8,561

		16,554

	SHARES	VALUE

Industrials—18.1%
CLARCOR, Inc.	142,061	$8,147
Corporate Executive Board Co. (The)	160,782	11,935
Graco, Inc.	169,767	12,689
Landstar System, Inc.	210,728	12,479
Sun Hydraulics Corp.	77,000	3,333

		48,583

Information Technology—25.2%
American Software, Inc. Class A	259,065	2,631
Badger Meter, Inc.	164,517	9,065
Cabot Microelectronics Corp.(2)	208,600	9,178
Cass Information Systems, Inc.	233,519	12,040
Cognex Corp.(2)	153,856	5,210
Computer Services, Inc.	170,004	5,857
Jack Henry & Associates, Inc.	188,150	10,491
Monotype Imaging Holdings, Inc.	95,000	2,862
Syntel Co.(2)	116,043	10,432

		67,766

Materials—2.1%
Balchem Corp.	107,836	5,620

Utilities—3.5%
Questar Corp.	392,000	9,322
TOTAL COMMON STOCKS (Identified Cost $172,318)		265,025
TOTAL LONG TERM INVESTMENTS—98.6%
(Identified Cost $172,318)		265,025

	SHARES	VALUE

SHORT-TERM INVESTMENTS—2.3%

Money Market Mutual Funds—2.3%
Fidelity Money Market Portfolio – Institutional Shares (Seven-day effective yield 0.090%)	6,275,872	$6,276
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $6,276)		6,276
TOTAL INVESTMENTS—100.9% (Identified Cost $178,594)		271,301	(1)
Other assets and liabilities, net—(0.9)%		(2,524)

NET ASSETS—100.0%		$268,777

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at March 31, 2014, see Note 9 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

The following table provides a summary of inputs used to value the Fund’s net assets as of March 31, 2014 (see Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at March 31, 2014	Level 1 – Quoted Prices
Investment in Securities:
Equity Securities:
Common Stocks	$265,025	$265,025
Short-Term Investments	6,276	6,276

Total Investments	$271,301	$271,301

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 for the period.

See Notes to Financial Statements

VIRTUS SMALL-CAP CORE FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

($ reported in thousands)

	SHARES	VALUE

COMMON STOCKS—96.9%

Consumer Discretionary—10.9%
Hibbett Sports, Inc.(2)	266,900	$14,114
NVR, Inc.(2)	16,000	18,352
Pool Corp.	138,950	8,520
Thor Industries, Inc.	112,900	6,894

		47,880

Consumer Staples—1.5%
Chefs’ Warehouse, Inc. (The)(2)	300,000	6,420

Energy—1.1%
RPC, Inc.	239,600	4,893

Financials—14.8%
Brown & Brown, Inc.	506,200	15,571
Cohen & Steers, Inc.	289,711	11,545
Federated Investors, Inc. Class B	640,579	19,563
Primerica, Inc.	61,991	2,920
RLI Corp.	344,000	15,219

		64,818

Health Care—17.7%
Abaxis, Inc.(2)	344,700	13,402
Computer Programs & Systems, Inc.	270,800	17,493
Owens & Minor, Inc.	373,300	13,077

	SHARES	VALUE

Health Care—continued
Sirona Dental Systems, Inc.(2)	272,600	$20,355
Techne Corp.	154,000	13,147

		77,474

Industrials—27.9%
Advisory Board Co. (The)(2)	66,864	4,296
CLARCOR, Inc.	166,600	9,554
Copart, Inc.(2)	613,500	22,325
Exponent, Inc.	279,863	21,007
Landstar System, Inc.	320,200	18,962
Lincoln Electric Holdings, Inc.	62,200	4,479
MRC Global, Inc.(2)	585,000	15,772
RBC Bearings, Inc.(2)	106,648	6,793
Rollins, Inc.	182,700	5,525
Toro Co. (The)	213,800	13,510

		122,223

Information Technology—20.7%
ANSYS, Inc.(2)	194,838	15,007
Blackbaud, Inc.	228,954	7,166
FactSet Research Systems, Inc.	151,700	16,355
Hittite Microwave Corp.	343,900	21,680
Jack Henry & Associates, Inc.	314,300	17,525
VistaPrint NV(2)	265,000	13,043

		90,776

	SHARES	VALUE

Materials—2.3%
Aptargroup, Inc.	154,300	$10,200
TOTAL COMMON STOCKS (Identified Cost $332,761)		424,684
TOTAL LONG TERM INVESTMENTS—96.9%
(Identified Cost $332,761)		424,684

SHORT-TERM INVESTMENTS—2.9%

Money Market Mutual Funds—2.9%
Fidelity Money Market Portfolio – Institutional Shares (Seven-day effective yield 0.090%)	12,518,477	12,518
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $12,518)		12,518
TOTAL INVESTMENTS—99.8% (Identified Cost $345,279)		437,202	(1)
Other assets and liabilities, net—0.2%		937

NET ASSETS—100.0%		$438,139

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at March 31, 2014, see Note 9 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

The following table provides a summary of inputs used to value the Fund’s net assets as of March 31, 2014 (see Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at March 31, 2014	Level 1 – Quoted Prices
Investment in Securities:
Equity Securities:
Common Stocks	$424,684	$424,684
Short-Term Investments	12,518	12,518

Total Investments	$437,202	$437,202

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 for the period.

See Notes to Financial Statements

VIRTUS SMALL-CAP SUSTAINABLE GROWTH FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

($ reported in thousands)

	SHARES	VALUE

COMMON STOCKS—94.9%

Consumer Discretionary—16.3%
Aaron’s, Inc.(2)	152,700	$4,618
Hibbett Sports, Inc.(2)	100,400	5,309
Monro Muffler Brake, Inc.	80,000	4,550
Morningstar, Inc.	48,378	3,823
Pool Corp.	43,200	2,649

		20,949

Consumer Staples—7.3%
Chefs’ Warehouse, Inc. (The)(2)	257,000	5,500
PriceSmart, Inc.	39,100	3,946

		9,446

Financials—4.1%
Cohen & Steers, Inc.	61,900	2,467
Financial Engines, Inc.	56,351	2,861

		5,328

Health Care—14.2%
Abaxis, Inc.(2)	94,100	3,659
National Research Corp.(2)(3)	196,668	3,263
Sirona Dental Systems, Inc.(2)	80,400	6,003
Techne Corp.	63,200	5,395

		18,320

Industrials—14.1%
AAON, Inc.	62,000	1,728
Copart, Inc.(2)	127,200	4,629

	SHARES	VALUE
Industrials—continued
Heartland Express, Inc.	137,500	$3,120
HEICO Corp. Class A	71,733	3,114
HUB Group, Inc. Class A(2)	103,000	4,119
Omega Flex, Inc.(3)	69,400	1,488

		18,198

Information Technology—35.8%
ANSYS, Inc.(2)	43,400	3,343
Ellie Mae, Inc.(2)	144,000	4,153
FactSet Research Systems, Inc.	34,200	3,687
FLIR Systems, Inc.	147,100	5,296
Forrester Research, Inc.	101,200	3,628
Hittite Microwave Corp.	103,200	6,506
MercadoLibre, Inc.	60,200	5,726
Mesa Laboratories, Inc.	30,100	2,716
NVE Corp.(2)(3)	100,200	5,715
VistaPrint NV(2)	108,400	5,335

		46,105

Materials—3.1%
UFP Technologies, Inc.(2)(3)	163,600	3,985
TOTAL COMMON STOCKS (Identified Cost $90,444)		122,331
TOTAL LONG TERM INVESTMENTS—94.9%
(Identified Cost $90,444)		122,331

	SHARES	VALUE

SHORT-TERM INVESTMENTS—5.3%

Money Market Mutual Funds—5.3%
Fidelity Money Market Portfolio – Institutional Shares (Seven-day effective yield 0.090%)	6,772,010	$6,772
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $6,772)		6,772
TOTAL INVESTMENTS—100.2% (Identified Cost $97,216)		129,103	(1)
Other assets and liabilities, net—(0.2)%		(218)

NET ASSETS—100.0%		$128,885

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at March 31, 2014, see Note 9 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Illiquid security.

Country Weightings (Unaudited)†
United States	91%
Argentina	5
Netherlands	4
Total	100%
† % of total investments as of March 31, 2014

The following table provides a summary of inputs used to value the Fund’s net assets as of March 31, 2014 (see Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at March 31, 2014	Level 1 – Quoted Prices
Investment in Securities:
Equity Securities:
Common Stocks	$122,331	$122,331
Short-Term Investments	6,772	6,772

Total Investments	$129,103	$129,103

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 for the period.

See Notes to Financial Statements

VIRTUS STRATEGIC GROWTH FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

($ reported in thousands)

	SHARES	VALUE

COMMON STOCKS—99.5%

Consumer Discretionary—19.3%
Bed Bath & Beyond, Inc.(2)	124,610	$8,573
Home Depot, Inc. (The)	116,220	9,197
NIKE, Inc. Class B	145,000	10,710
PetSmart, Inc.	74,670	5,144
priceline.com, Inc.(2)	9,250	11,025
Ross Stores, Inc.	128,030	9,161
Starbucks Corp.	163,810	12,020
Time Warner, Inc.	85,450	5,582
TripAdvisor, Inc.(2)	94,990	8,605

		80,017

Consumer Staples—9.8%
Coca-Cola Co. (The)	262,840	10,161
Colgate-Palmolive Co.	204,410	13,260
Costco Wholesale Corp.	52,240	5,834
Estee Lauder Cos., Inc. (The) Class A	79,090	5,290
Monster Beverage Corp.(2)	87,770	6,096

		40,641

Energy—5.3%
Core Laboratories N.V.(2)	35,100	6,965
National Oilwell Varco, Inc.	73,710	5,740
Schlumberger Ltd.	92,510	9,020

		21,725

Financials—5.3%
Charles Schwab Corp. (The)	227,850	6,227
Fifth Third Bancorp	177,940	4,084
T. Rowe Price Group, Inc.	141,310	11,637

		21,948

Health Care—10.0%
Celgene Corp.(2)	26,160	3,652
Cerner Corp.(2)	66,990	3,768
Gilead Sciences, Inc.(2)	122,930	8,711
HealthSouth Corp.	2,453	88
Intuitive Surgical, Inc.(2)	14,815	6,489

	SHARES	VALUE

Health Care—continued
Medidata Solutions, Inc.(2)	78,590	$4,270
Perrigo Co. plc(2)	54,150	8,375
Zoetis, Inc.	208,660	6,039

		41,392

Industrials—11.9%
Danaher Corp.	113,160	8,487
Expeditors International of Washington, Inc.	247,630	9,814
Fastenal Co.	149,990	7,398
MSC Industrial Direct Co., Inc. Class A	76,010	6,576
Precision Castparts Corp.	32,060	8,103
Roper Industries, Inc.	64,910	8,666

		49,044

Information Technology—33.6%
Accenture plc Class A(2)	109,170	8,703
Amphenol Corp. Class A	178,290	16,340
ANSYS, Inc.(2)	124,920	9,621
Apple, Inc.	43,040	23,101
Applied Materials, Inc.	551,750	11,267
Baidu, Inc. Sponsored ADR	58,800	8,960
Facebook, Inc. Class A(2)	364,470	21,956
Fleetmatics Group plc(2)	105,010	3,512
MICROS Systems, Inc.(2)	158,570	8,393
QUALCOMM, Inc.	53,650	4,231
Visa, Inc. Class A	57,070	12,319
Xilinx, Inc.	195,590	10,615

		139,018

Materials—4.3%
Ecolab, Inc.	83,000	8,963
Praxair, Inc.	66,090	8,656

		17,619
TOTAL COMMON STOCKS (Identified Cost $285,629)		411,404
TOTAL LONG TERM INVESTMENTS—99.5%
(Identified Cost $285,629)		411,404

	SHARES	VALUE

SHORT-TERM INVESTMENTS—0.7%

Money Market Mutual Funds—0.7%
Fidelity Money Market Portfolio – Institutional Shares (Seven-day effective yield 0.090%)	2,945,908	$2,946
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $2,946)		2,946
TOTAL INVESTMENTS—100.2% (Identified Cost $288,575)		414,350	(1)
Other assets and liabilities, net—(0.2)%		(676)

NET ASSETS—100.0%		$413,674

Abbreviations:

ADR	American Depositary Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at March 31, 2014, see Note 9 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

The following table provides a summary of inputs used to value the Fund’s net assets as of March 31, 2014 (see Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at March 31, 2014	Level 1 – Quoted Prices
Investment in Securities:
Equity Securities:
Common Stocks	$411,404	$411,404
Short-Term Investments	2,946	2,946

Total Investments	$414,350	$414,350

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 for the period.

Security abbreviation definitions are located under the Key Investment Terms starting on page 2.

See Notes to Financial Statements

VIRTUS TACTICAL ALLOCATION FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

($ reported in thousands)

	PAR VALUE		VALUE
MUNICIPAL BONDS—0.1%

Puerto Rico—0.1%
Commonwealth of Puerto Rico Series A, 8.000%, 7/1/35	$100		$93
TOTAL MUNICIPAL BONDS (Identified Cost $93)			93

FOREIGN GOVERNMENT SECURITIES—3.2%
Argentine Republic 8.280%, 12/31/33	484		385
Bolivarian Republic of Venezuela
RegS 7.000%, 12/1/18(5)	85		66
RegS 8.250%, 10/13/24(5)	140		98
7.650%, 4/21/25	35		24
9.375%, 1/13/34	245		181
Commonwealth of Australia Series 125 6.250%, 6/15/14	240	AUD	224
Commonwealth of New Zealand Series 415, 6.000%, 4/15/15	250	NZD	223
Federative Republic of Brazil 8.500%, 1/5/24	1,140	BRL	471
Hungary 5.750%, 11/22/23	68		71
Kingdom of Morocco 144A 4.250%, 12/11/22(4)	200		194
Mongolia 144A 5.125%, 12/5/22(4)	200		163
Provincia de Neuquen 144A 7.875%, 4/26/21(4)	167		166
Republic of Colombia
12.000%, 10/22/15	121,000	COP	68
4.375%, 3/21/23	386,000	COP	177
Republic of Costa Rica 144A 4.375%, 4/30/25(4)	200		180
Republic of Croatia 144A 6.375%, 3/24/21(4)	215		232
Republic of Iceland 144A 5.875%, 5/11/22(4)	240		260
Republic of Indonesia
Series FR30, 10.750%, 5/15/16	1,385,000	IDR	130
Series FR55, 7.375%, 9/15/16	997,000	IDR	88
Series FR63, 5.625%, 5/15/23	1,061,000	IDR	79
Republic of Latvia RegS 2.750%, 1/12/20(5)	220		212
Republic of Peru
GDN 144A 7.840%, 8/12/20(4)	220	PEN	87
RegS 6.900%, 8/12/37(4)	335	PEN	118
Republic of Philippines 4.950%, 1/15/21	5,000	PHP	116
Republic of Poland 4.000%, 1/22/24	114		115
Republic of Slovakia 144A 4.375%, 5/21/22(4)	200		212
Republic of Sri Lanka 144A 6.000%, 1/14/19(4)	200		210
Republic of Uruguay 4.375%, 12/15/28	2,500	UYU(10)	140

	PAR VALUE		VALUE
FOREIGN GOVERNMENT SECURITIES—continued
Romania 144A 4.875%, 1/22/24(4)	$220		$222
Russian Federation
144A 7.850%, 3/10/18(4)	10,000	RUB	281
144A 4.875%, 9/16/23(4)	400		395
United Mexican States
Series M, 6.000%, 6/18/15	4,715	MXN	371
Series M, 6.500%, 6/9/22	6,270	MXN	495
TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified Cost $6,874)			6,454

MORTGAGE-BACKED SECURITIES—3.0%

Non-Agency—3.0%
Aventura Mall Trust 13-AVM, C 144A 3.743%, 12/5/32(3)(4)	200		200
Bank of America (Merrill Lynch – Countrywide) Alternative Loan Trust 04-22CB, 1A1 6.000%, 10/25/34	178		187
Bank of America (Merrill Lynch Mortgage Investors Trust) 98-C1, CTL 6.750%, 11/15/26(3)	375		414
Bear Stearns Commercial Mortgage Securities, Inc.
05-PW10, AM 5.449%, 12/11/40(3)	150		159
06-PW13, AM 5.582%, 9/11/41(3)	375		410
07-T28, A3 5.793%, 9/11/42	309		310
Citigroup Mortgage Loan Trust, Inc. 05-5, 2A3 5.000%, 8/25/35	110		111
Credit Suisse Commercial Mortgage Trust 07-C4, A1AM 5.971%, 9/15/39(3)	170		183
Goldman Sachs Mortgage Pass-Through-Securities Mortgage Loan Trust
05-RP1, 1A3 144A 8.000%, 1/25/35(4)	272		288
06-RP1, 1A4 144A 8.500%, 1/25/36(4)	142		153
Goldman Sachs Mortgage Securities Corp. II 07-GG10, A4 5.819%, 8/10/45(3)	46		51
GSR Mortgage Loan Trust 05-AR4, 6A1 5.215%, 7/25/35(3)	207		207
JPMorgan Chase Commercial Mortgage Securities Trust
10-CNTR, A2 144A 4.311%, 8/5/32(4)	350		375
06-LDP9, A3 5.336%, 5/15/47	185		202
07-LDPX, AM 5.464%, 1/15/49(3)	175		183

	PAR VALUE	VALUE
Non-Agency—continued
JPMorgan Chase (Washington Mutual) Commercial Mortgage Securities Trust 06-SL1, A 144A 4.249%, 11/23/43(3)(4)	$23	$23
JPMorgan Chase Mortgage Trust 14-1, 1A1 144A 4.000%, 1/25/44(3)(4)	234	240
Lehman Brothers Commercial Mortgage Trust 07-C3, A4 5.868%, 7/15/44(3)	160	179
MASTR Reperforming Loan Trust
05-1, 1A2, 144A 6.500%, 8/25/34(4)	167	173
05-1, 1A5 144A 8.000%, 8/25/34(4)	207	214
Morgan Stanley Capital I Trust
05-IQ10, A4B 5.269%, 9/15/42(3)	365	385
07-IQ14, AM 5.679%, 4/15/49(3)	137	143
Motel 6 Trust 12-MTL6, D 144A 3.781%, 10/5/25(4)	205	206
Nomura Asset Acceptance Corp. 04-R1, A1 144A 6.500%, 3/25/34(4)	295	309
Residential Asset Mortgage Products, Inc. 05-SL2, A4 7.500%, 2/25/32	127	134
Residential Funding Mortgage Securities I, Inc. 05-S9, A9 5.500%, 12/25/35	229	229
Structured Asset Securities Corp. 02-AL1, A3 3.450%, 2/25/32	145	143
SunTrust Adjustable Rate Mortgage Loan Trust 07-S1, 5A1 4.137%, 1/25/37(3)	164	163
TOTAL MORTGAGE-BACKED SECURITIES (Identified Cost $5,794)		5,974

ASSET-BACKED SECURITIES—1.3%
Bank of America (Merrill Lynch – Countrywide) Asset-Backed Certificates
05-1 AF5A 5.497%, 7/25/35(3)	216	208
05-12, 2A4 5.258%, 2/25/36(3)	160	154
05-12, 1A4 5.266%, 2/25/36(3)	350	354
Cheesecake Restaurant Holdings, Inc. 13-1A, A2 144A 4.474%, 3/20/43(4)	103	105
Exeter Automobile Receivables Trust 14-1A, C, 144A 3.570%, 7/15/19(4)	140	141

See Notes to Financial Statements

VIRTUS TACTICAL ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2014

($ reported in thousands)

	PAR VALUE		VALUE
ASSET-BACKED SECURITIES—continued
Fairway Outdoor Funding LLC 12-1A, A2 144A 4.212%, 10/15/42(4)	$255		$256
GSAA Home Equity Trust 05-12, AF3W 4.999%, 9/25/35(3)	178		181
MASTR Specialized Loan Trust 05-3, A2 144A 5.704%, 11/25/35(3)(4)	94		96
Miramax LLC 11-1A, A, 144A 6.250%, 10/20/21(4)	106		109
New Century Home Equity Loan Trust 05-A, A4W 4.892%, 8/25/35(3)	187		195
Origen Manufactured Housing Contract Trust 04-B, M1 5.730%, 11/15/35(3)	119		125
Residential Funding Mortgage Securities II Home Loan Trust
03-HS3, AI4 5.550%, 9/25/33(3)	140		145
06-H11, M1 6.010%, 2/25/36(3)	153		156
07-HI1, A3 5.720%, 3/25/37	96		97
TAL Advantage LLC 12-1A, A 144A 3.860%, 5/20/27(4)	163		164
Terwin Mortgage Trust 04-15AL, A1 144A 5.795%, 7/25/34(3)(4)	95		94
TOTAL ASSET-BACKED SECURITIES (Identified Cost $2,503)			2,580

CORPORATE BONDS AND NOTES—21.8%

Consumer Discretionary—3.2%
Arcelik AS 144A 5.000%, 4/3/23(4)	285		251
Arcos Dorados Holdings, Inc. 144A 10.250%, 7/13/16(4)	285	BRL	117
Bon-Ton Department Stores, Inc. (The) 8.000%, 6/15/21	150		146
Boyd Gaming Corp. 9.000%, 7/1/20	190		211
Brookfield Residential Properties, Inc.
144A 6.500%, 12/15/20(4)	175		187
144A 6.125%, 7/1/22(4)	55		57
Caesars Entertainment Operating Co., Inc. 9.000%, 2/15/20	40		36
Caesars Entertainment Resort Properties LLC 144A 8.000%, 10/1/20(4)	65		69
Chrysler Group LLC (CG Co-Issuer, Inc.) 144A 8.250%, 6/15/21(4)	215		243
Churchill Downs, Inc. 144A 5.375%, 12/15/21(4)	175		179

	PAR VALUE	VALUE
Consumer Discretionary—continued
Clear Channel Worldwide Holdings, Inc. Series B 7.625%, 3/15/20	$380	$412
Columbus International, Inc. 144A 7.375%, 3/30/21(4)	200	206
GLP Capital LP (GLP Financing II, Inc.)
144A 4.375%, 11/1/18(4)	5	5
144A 4.875%, 11/1/20(4)	140	144
144A 5.375%, 11/1/23(4)	5	5
Guitar Center, Inc. 144A 9.625%, 4/15/20(4)	45	45
Hot Topic, Inc. 144A 9.250%, 6/15/21(4)	95	103
Isle of Capri Casinos, Inc. 5.875%, 3/15/21	190	194
Landry’s, Inc. 144A 9.375%, 5/1/20(4)	125	138
Lear Corp. 5.375%, 3/15/24	140	143
Live Nation Entertainment, Inc. 144A 7.000%, 9/1/20(4)	125	137
Meritor, Inc. 6.750%, 6/15/21	160	170
MGM Resorts International 6.750%, 10/1/20	205	228
Mohegan Tribal Gaming Authority 9.750%, 9/1/21	180	202
Penn National Gaming, Inc. 144A 5.875%, 11/1/21(4)	85	84
Pinnacle Entertainment, Inc. 7.500%, 4/15/21	75	82
PNK Finance Corp. 144A 6.375%, 8/1/21(4)	220	230
QVC, Inc. 5.125%, 7/2/22	135	140
Rent-A-Center, Inc. 4.750%, 5/1/21	60	56
Seminole Hard Rock Entertainment, Inc. 144A 5.875%, 5/15/21(4)	50	51
Sinclair Television Group, Inc. 5.375%, 4/1/21	190	190
Sirius XM Radio, Inc. 144A 4.250%, 5/15/20(4)	260	255
Six Flags Entertainment Corp. 144A 5.250%, 1/15/21(4)	205	207
Station Casinos LLC 7.500%, 3/1/21	270	293
Taylor Morrison Communities, Inc. 144A 5.250%, 4/15/21(4)	225	228
Toll Brothers Finance Corp.
4.000%, 12/31/18	210	216
6.750%, 11/1/19	135	154
Virgin Media Secured Finance plc 144A 5.375%, 4/15/21(4)	200	207

	PAR VALUE	VALUE
Consumer Discretionary—continued
VTR Finance B.V. 144A 6.875%, 1/15/24(4)	$200	$208
Wynn Macau Ltd. 144A 5.250%, 10/15/21(4)	200	204

		6,433

Consumer Staples—0.2%
Darling Escrow Corp. 144A 5.375%, 1/15/22(4)	175	180
Elizabeth Arden, Inc. 7.375%, 3/15/21	115	124
Ingles Markets, Inc. 5.750%, 6/15/23	160	161
Sun Merger Sub, Inc. 144A 5.875%, 8/1/21(4)	90	94

		559

Energy—3.3%
BreitBurn Energy Partners (BreitBurn Finance Corp.) 7.875%, 4/15/22	95	103
Calumet Specialty Products Partners LP (Calumet Finance Corp.) 144A 6.500%, 4/15/21(4)	195	197
CHC Helicopter SA 9.250%, 10/15/20	198	216
Compagnie Generale de Geophysique-Veritas 6.500%, 6/1/21	190	194
Ecopetrol S.A. 5.875%, 9/18/23	105	115
EPL Oil & Gas, Inc. 8.250%, 2/15/18	210	228
EV Energy Partners LP 8.000%, 4/15/19	80	83
Exterran Partners LP 144A 6.000%, 10/1/22(4)	70	69
Forest Oil Corp. 7.250%, 6/15/19	185	163
Gazprom Neft OAO (GPN Capital SA) 144A 6.000%, 11/27/23(4)	200	196
Gazprom OAO (Gaz Capital SA) RegS 6.510%, 3/7/22(5)	365	376
Gulfmark Offshore, Inc. 6.375%, 3/15/22	185	192
Linn Energy LLC (Linn Energy Finance Corp.) 6.500%, 5/15/19	150	157
Lukoil OAO International Finance BV 144A 7.250%, 11/5/19(4)	190	210
MEG Energy Corp. 144A 7.000%, 3/31/24(4)	90	95
Memorial Production Partners LP 7.625%, 5/1/21	155	164
Novatek OAO (Novatek Finance Ltd.) 144A 4.422%, 12/13/22(4)	200	176
Pacific Rubiales Energy Corp. 144A 5.375%, 1/26/19(4)	165	172

See Notes to Financial Statements

VIRTUS TACTICAL ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2014

($ reported in thousands)

	PAR VALUE		VALUE
Energy—continued
Parker Drilling Co. 7.500%, 8/1/20	$190		$203
Petrobras Global Finance BV 6.250%, 3/17/24	175		180
Petrobras International Finance Co. 5.375%, 1/27/21	180		182
Petroleos de Venezuela SA
Series 2014 4.900%, 10/28/14	215		206
RegS 8.500%, 11/2/17(5)	750		630
Petroleos Mexicanos
3.500%, 1/30/23	100		94
144A 4.875%, 1/18/24(4)	60		62
6.500%, 6/2/41	100		110
PHI, Inc. 144A 5.250%, 3/15/19(4)	70		71
QEP Resources, Inc. 6.875%, 3/1/21	250		276
QGOG Constellation SA 144A 6.250%, 11/9/19(4)	200		200
Regency Energy Partners LP 5.875%, 3/1/22	140		146
Rosetta Resources, Inc. 5.875%, 6/1/22	185		189
Rosneft Oil Co. ( Rosneft International Finance Ltd.) 144A 4.199%, 3/6/22(4)(7)	200		177
Sabine Pass Liquefaction LLC 5.625%, 2/1/21	160		166
Targa Resources Partners LP 6.375%, 8/1/22	195		208
Tullow Oil plc 144A 6.000%, 11/1/20(4)	200		204
Zhaikmunai LP 144A 7.125%, 11/13/19(4)	200		209

			6,619

Financials—7.3%
Aircastle Ltd. 5.125%, 3/15/21	345		345
Akbank TAS 144A 7.500%, 2/5/18(4)	300	TRY	120
Alfa Bank OJSC RegS 7.875%, 9/25/17(5)	205		218
Allstate Corp. (The) 5.750%, 8/15/53(3)(7)	260		273
ALROSA Finance S.A. 144A 7.750%, 11/3/20(4)	200		213
Avis Budget Car Rental LLC 5.500%, 4/1/23	220		223
Banco ABC Brasil S.A. 144A 7.875%, 4/8/20(4)	185		194
Banco Bilbao Vizcaya Argentaria Bancomer S.A.
144A 6.500%, 3/10/21(4)	200		216
144A 6.750%, 9/30/22(4)	170		186
Banco Bradesco S.A. 144A 5.900%, 1/16/21(4)	200		210
Banco de Credito del Peru 144A 6.125%, 4/24/27(3)(4)	210		218

	PAR VALUE		VALUE
Financials—continued
Banco do Brasil SA RegS 5.375%, 1/15/21(5)	$250		$256
Banco Internacional del Peru SAA
144A 5.750%, 10/7/20(4)	190		198
144A 6.625%, 3/19/29(3)(4)	90		90
Banco Santander Brasil SA 144A 8.000%, 3/18/16(4)	370	BRL	151
Banco Santander Chile 144A 3.875%, 9/20/22(4)	195		189
Banco Votorantim S.A. 144A 7.375%, 1/21/20(4)	195		208
Bancolombia S.A. 5.125%, 9/11/22	215		210
Bank of Baroda London 144A 4.875%, 7/23/19(4)	200		205
Bank of Georgia JSC 144A 7.750%, 7/5/17(4)	200		209
Bank of India 144A 3.250%, 4/18/18(4)	200		198
Braskem Finance Ltd. 144A 5.750%, 4/15/21(4)	235		235
Brazil Loan Trust 1 144A 5.477%, 7/24/23(4)	200		203
Chubb Corp. (The) 6.375%, 3/29/67(3)	165		183
Continental Airlines Pass-Through-Trust 99-2, C2 6.236%, 3/15/20	138		149
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 144A 11.000%(3)(4)(8)	195		259
CorpGroup Banking S.A. 144A 6.750%, 3/15/23(4)	250		246
Eurasian Development Bank 144A 4.767%, 9/20/22(4)	200		188
Evergrande Real Estate Group Ltd. 144A 8.750%, 10/30/18(4)	200		188
Fidelity National Financial, Inc. 5.500%, 9/1/22	50		53
First Cash Financial Services, Inc. 144A 6.750%, 4/1/21(4)	105		108
First Niagara Financial Group, Inc.
6.750%, 3/19/20	55		63
7.250%, 12/15/21	200		229
General Motors Financial Co., Inc. 4.750%, 8/15/17	355		381
Genworth Holdings, Inc. 4.900%, 8/15/23	260		273
GRD Holdings III Corp. 144A 10.750%, 6/1/19(4)	130		144
Hertz Corp. (The) 4.250%, 4/1/18	50		52

	PAR VALUE		VALUE
Financials—continued
Hutchison Whampoa International Ltd. Series 12, 144A 6.000%(3)(4)(6)(8)	$250		$269
ICAHN Enterprises LP (ICAHN Enterprises Finance Corp.)
144A 4.875%, 3/15/19(4)	15		15
144A 6.000%, 8/1/20(4)	70		74
144A 5.875%, 2/1/22(4)	145		147
ICICI Bank Ltd. 144A 4.800%, 5/22/19(4)	200		208
ING (U.S.), Inc. 5.650%, 5/15/53(3)(6)	150		150
International Lease Finance Corp. 6.250%, 5/15/19	200		222
Itau Unibanco Holding S.A. 144A 5.125%, 5/13/23(4)	200		192
Jefferies Group LLC 6.875%, 4/15/21	50		58
Kazakhstan Temir Zholy Finance BV 144A 6.950%, 7/10/42(4)	200		204
Level 3 Financing, Inc. 7.000%, 6/1/20	220		240
Macquarie Group Ltd. 144A 6.250%, 1/14/21(4)	265		296
MFB Magyar Fejlesztesi Bank Zrt. 144A 6.250%, 10/21/20(4)	200		212
Morgan Stanley 144A 10.090%, 5/3/17(4)	300	BRL	126
Nationstar Mortgage LLC (Nationstar Capital Corp.) 6.500%, 7/1/21	325		308
Nordea Bank AB 144A 4.250%, 9/21/22(4)	240		242
Phosagro OAO (Phosagro Bond Funding Ltd.) 144A 4.204%, 2/13/18(4)	200		191
PKO Finance AB 144A 4.630%, 9/26/22(4)	240		242
Progressive Corp. (The) 6.700%, 6/15/37(3)	305		336
Prudential Financial, Inc.
5.875%, 9/15/42(3)	400		417
5.625%, 6/15/43(3)	75		77
Regency Energy Partners LP (Regency Energy Finance Corp.) 4.500%, 11/1/23	145		136
Reliance Holdings USA, Inc. 144A 5.400%, 2/14/22(4)	250		262
Royal Bank of Scotland Group plc (The) 5.625%, 8/24/20	170		192
Russian Agricultural Bank OJSC (RSHB Capital SA) 144A 5.298%, 12/27/17(4)	175		173

See Notes to Financial Statements

VIRTUS TACTICAL ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2014

($ reported in thousands)

	PAR VALUE	VALUE
Financials—continued
Sabra Health Care LP (Sabra Capital Corp.) 5.500%, 2/1/21	$85	$89
Santander U.S. Debt S.A.U. 144A 3.724%, 1/20/15(4)	210	214
Sberbank of Russia (Sberbank CapItal SA) 144A 5.125%, 10/29/22(4)(7)	290	270
Schaeffler Finance BV 144A 4.750%, 5/15/21(4)	205	211
SLM Corp. 5.500%, 1/25/23	175	172
Telecom Italia Capital SA 7.175%, 6/18/19	85	97
TMK OAO (TMK Capital) SA 144A 6.750%, 4/3/20(4)(7)	200	176
Turkiye Is Bankasi 144A 3.875%, 11/7/17(4)	235	229
UPCB Finance Ltd. Series VI 144A 6.875%, 1/15/22(4)	150	164
VTB Bank OJSC (VTB Capital SA) 144A 6.000%, 4/12/17(4)(7)	200	206
Walter Investment Management Corp. 144A 7.875%, 12/15/21(4)	175	175
WP Carey, Inc. 4.600%, 4/1/24	140	140
Yapi ve Kredi Bankasi AS 144A 4.000%, 1/22/20(4)	200	184

		14,600

Health Care—0.9%
Catamaran Corp. 4.750%, 3/15/21	70	71
Community Health Systems, Inc. (CHS)
144A 5.125%, 8/1/21(4)	40	41
144A 6.875%, 2/1/22(4)	40	42
Forest Laboratories, Inc. 144A 4.875%, 2/15/21(4)	175	185
HCA, Inc. 6.500%, 2/15/20	180	202
IASIS Healthcare LLC (IASIS Capital Corp.) 8.375%, 5/15/19	105	113
LifePoint Hospitals, Inc. 144A 5.500%, 12/1/21(4)	135	141
MPH Acquisition Holdings LLC 144A 6.625%, 4/1/22(4)	120	123
Salix Pharmaceuticals Ltd. 144A 6.000%, 1/15/21(4)	30	32
Select Medical Corp.
6.375%, 6/1/21	120	122
144A 6.375%, 6/1/21(4)	60	61

	PAR VALUE	VALUE
Health Care—continued
Tenet Healthcare Corp.
144A 6.000%, 10/1/20(4)	$50	$54
4.500%, 4/1/21	275	270
8.125%, 4/1/22	175	196
Valeant Pharmaceuticals International, Inc. Escrow Corp.
144A 7.500%, 7/15/21(4)	5	6
144A 5.625%, 12/1/21(4)	5	5
144A 7.250%, 7/15/22(4)	190	211

		1,875

Industrials—2.5%
AAR Corp. 7.250%, 1/15/22	165	179
ADT Corp. (The) 144A 6.250%, 10/15/21(4)	210	216
Ahern Rentals, Inc. 144A 9.500%, 6/15/18(4)	155	172
Air Canada 144A 6.750%, 10/1/19(4)	190	205
Air Canada Pass-Through-Trust 13-1, B 144A 5.375%, 5/15/21(4)	89	90
Ashton Woods USA LLC (Ashton Woods Finance Co.) 144A 6.875%, 2/15/21(4)	190	191
Atlas Air Pass-Through-Trust 00-1, A 8.707%, 1/2/19	198	207
Automotores Gildemeister S.A. 144A 6.750%, 1/15/23(4)	190	129
Bharti Airtel International Netherlands BV 144A 5.125%, 3/11/23(4)	200	200
Bombardier, Inc. 144A 6.125%, 1/15/23(4)	230	234
Builders FirstSource, Inc. 144A 7.625%, 6/1/21(4)	145	157
Ceridian HCM Holding, Inc. 144A 11.000%, 3/15/21(4)	5	6
Continental Airlines Pass-Through-Trust
99-1, A 6.545%, 2/2/19	240	267
00-1, A1 8.048%, 11/1/20	128	148
01-1, A1 6.703%, 6/15/21	256	280
CPG Merger Sub LLC 144A 8.000%, 10/1/21(4)	55	59
DP World Ltd. 144A 6.850%, 7/2/37(4)	100	108
Embraer S.A. 5.150%, 6/15/22	230	239
ESAL GmbH 144A 6.250%, 2/5/23(4)	200	190
Northwest Airlines Pass-Through-Trust 02-1, G2 6.264%, 11/20/21	119	127
Ply Gem Industries, Inc. 144A 6.500%, 2/1/22(4)	175	177

	PAR VALUE	VALUE
Industrials—continued
Rexel SA 144A 5.250%, 6/15/20(4)	$230	$236
Spirit AeroSystems, Inc. 144A 5.250%, 3/15/22(4)	50	50
TransDigm, Inc. 7.500%, 7/15/21	145	161
U.S. Airways Pass-Through-Trust
01-1, G 7.076%, 3/20/21	121	135
11-1, A 7.125%, 10/22/23	329	383
UAL Pass-Through-Trust 07-01, A 6.636%, 7/2/22	194	214
United Rentals, Inc. 5.750%, 11/15/24	185	187

		4,947

Information Technology—1.2%
Avaya, Inc. 144A 7.000%, 4/1/19(4)	315	314
Denali Borrower LLC (Denali Finance Corp.) 144A 5.625%, 10/15/20(4)	170	174
Equinix, Inc. 4.875%, 4/1/20	80	82
First Data Corp.
144A 8.250%, 1/15/21(4)	170	185
11.750%, 8/15/21	370	390
PIK Interest Capitalization, 144A 8.750%, 1/15/22(4)(14)	115	126
First Data Holdings, Inc. PIK Interest Capitalization, 144A 14.500%, 9/24/19(3)(4)(14)	262	248
Freescale Semiconductor, Inc. 144A 6.000%, 1/15/22(4)	175	186
NCR Corp. 4.625%, 2/15/21	190	192
Sensata Technologies BV 144A 4.875%, 10/15/23(4)	225	222
SunGard Availability Services Capital, Inc. 144A 8.750%, 4/1/22(4)	95	96
VeriSign, Inc. 4.625%, 5/1/23	120	116

		2,331

Materials—1.8%
Alpek SA de C.V. 144A 5.375%, 8/8/23(4)	260	268
Ardagh Packaging Finance plc (Ardagh Holdings USA, Inc.) 144A 6.750%, 1/31/21(4)	200	210
Beverage Packaging Holdings Luxembourg II SA 144A 6.000%, 6/15/17(4)	425	441
Cascades, Inc. 7.875%, 1/15/20	300	323
Cemex Sab de CV 144A 7.250%, 1/15/21(4)	200	219

See Notes to Financial Statements

VIRTUS TACTICAL ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2014

($ reported in thousands)

	PAR VALUE		VALUE
Materials—continued
Eldorado Gold Corp. 144A 6.125%, 12/15/20(4)	$70		$70
Gerdau Holdings, Inc. 144A 7.000%, 1/20/20(4)	300		333
Hexion U.S. Finance Corp.
8.875%, 2/1/18	105		110
6.625%, 4/15/20	100		104
INEOS Group Holdings SA 144A 5.875%, 2/1/19(4)	210		215
Inversiones CMPC S.A. 144A 4.375%, 5/15/23(4)	200		193
Nufarm Australia Ltd. 144A 6.375%, 10/15/19(4)	100		104
Sappi Papier Holding GmbH 144A 6.625%, 4/15/21(4)	260		271
Tronox Finance LLC 6.375%, 8/15/20	155		160
United States Steel Corp. 6.875%, 4/1/21	225		241
Vale Overseas Ltd. 4.375%, 1/11/22	225		223
Vedanta Resources plc 144A 9.500%, 7/18/18(4)	165		187

			3,672

Telecommunication Services—1.0%
America Movil SAB de C.V. Series 12 6.450%, 12/5/22	2,000	MXN	143
CenturyLink, Inc.
Series V 5.625%, 4/1/20	175		185
Series S 6.450%, 6/15/21	150		162
Digicel Group Ltd. 144A 8.250%, 9/30/20(4)	200		214
Intelsat Jackson Holdings SA 144A 5.500%, 8/1/23(4)	130		128
Sprint Communications, Inc. 6.000%, 11/15/22	240		246
Sprint Corp. 144A 7.250%, 9/15/21(4)	105		115
T-Mobile USA, Inc.
6.633%, 4/28/21	30		32
6.125%, 1/15/22	100		105
6.731%, 4/28/22	35		38
6.500%, 1/15/24	75		79
Wind Acquisition Finance S.A. 144A 11.750%, 7/15/17(4)	225		237
Windstream Corp.
7.750%, 10/15/20	105		113
7.750%, 10/1/21	160		173

			1,970

Utilities—0.4%
AmeriGas Partners LP 7.000%, 5/20/22	125		137
Calpine Corp. 144A 6.000%, 1/15/22(4)	5		5
Electricite de France SA 144A 5.250%(3)(4)(7)(8)	240		240

	PAR VALUE	VALUE
Utilities—continued
NRG Energy, Inc.
7.875%, 5/15/21	$175	$194
6.625%, 3/15/23	5	5

		581
TOTAL CORPORATE BONDS AND NOTES (Identified Cost $42,732)		43,587

LOAN AGREEMENTS—4.6%

Consumer Discretionary—1.0%
Brickman Group Holdings, Inc. Second Lien, 7.500%, 12/17/21	40	41
Caesars Entertainment Operating Co., Inc. Tranche B-6, 5.488%, 1/28/18	42	39
Caesars Entertainment Operating Co., Inc. (Harrah’s Operating Company, Inc.) Tranche B-4, 9.500%, 10/31/16	73	72
CBAC Borrower LLC Tranche B, 8.250%, 7/2/20	106	111
Cengage Learning ACQ, Inc. 0.000%, 3/6/20(9)	55	56
Clear Channel Communications, Inc. Tranche D, 6.900%, 1/30/19	319	313
Cumulus Media Holdings, Inc. 4.250%, 12/23/20	189	190
EB Sports Corp. 11.500%, 12/31/15	115	115
Granite Broadcasting Corp. Tranche B First Lien 6.750%, 5/23/18	160	162
Landry’s, Inc. Tranche B, 4.000%, 4/24/18	267	268
Marina District Finance Co., Inc. 6.750%, 8/15/18	79	80
Peppermill Casinos, Inc. Tranche B, 7.250%, 11/9/18	182	187
Shingle Springs Tribal Gaming Authority 6.250%, 8/29/19	118	121
Transtar Holding Co. Second Lien, 10.000%, 10/9/19	77	76
TWCC Holding Corp. Second Lien, 7.000%, 6/26/20	74	72

		1,903

Consumer Staples—0.1%
AdvancePierre Foods, Inc.
First Lien, 5.750%, 7/10/17	23	23

	PAR VALUE	VALUE
Consumer Staples—continued
Second Lien, 9.500%, 10/10/17	$130	$127
New Hostess Brand Acquisition LLC Tranche B, 0.000%, 4/9/20	127	132

		282

Energy—0.4%
Fieldwood Energy LLC Second Lien, 8.125%, 9/30/20	115	120
FTS International, Inc. 8.500%, 5/6/16	118	120
NGPL Pipeco LLC 6.750%, 9/15/17	127	124
SES International Holdings Ltd. (Saxon) 5.500%, 2/15/19	156	158
Templar Energy LLC Second Lien, 8.000%, 11/25/20	170	172

		694

Financials—0.2%
Altisource Solutions S.A.R.L Tranche B, 4.500%, 12/9/20	86	87
Asurion LLC (Asurion Corp.) Second Lien, 8.500%, 3/3/21	140	145
Capital Automotive LP Second Lien, 6.000%, 4/30/20	17	17
Nuveen Investments, Inc. Tranche B, Second Lien, 6.500%, 2/28/19	175	176

		425

Health Care—0.6%
American Renal Holdings, Inc. Second Lien, 8.500%, 3/20/20	147	148
Ardent Medical Services, Inc.
First Lien, 6.750%, 7/2/18	64	65
Second Lien, 11.000%, 1/2/19	52	52
Community Health Systems, Inc. (CHS) Tranche D, 4.250%, 1/27/21	19	19
CRC Health Corp. 0.000%, 3/26/21(9)	46	46
Gentiva Health Services, Inc. Tranche B, 6.500%, 10/18/19	117	116
INC Research LLC 4.250%, 7/12/18	54	55
InVentiv Health, Inc. 7.500%, 8/4/16	150	151
MMM Holdings, Inc. 9.750%, 12/12/17	58	58
MSO of Puerto Rico, Inc. 9.750%, 12/12/17	42	42

See Notes to Financial Statements

VIRTUS TACTICAL ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2014

($ reported in thousands)

	PAR VALUE	VALUE
Health Care—continued
PharMEDium Healthcare Corp. Second Lien, 7.750%, 1/28/22	$36	$37
Salix Pharmaceuticals Ltd. 4.250%, 1/2/20	48	49
Sheridan Holdings, Inc. Second Lien, 8.250%, 12/20/21	121	125
Surgery Center Holdings, Inc.
First Lien, 6.000%, 4/11/19	51	51
Second Lien, 9.750%, 4/11/20	78	77

		1,091

Industrials—0.7%
Alliance Laundry Systems LLC Second Lien, 9.500%, 12/10/19	17	17
American Airlines, Inc. Tranche B, 3.750%, 6/27/19	172	173
AWAS Finance Luxemborg SA 3.500%, 7/16/18	186	187
Ceridian Corp. 4.400%, 5/9/17	221	223
CHG Healthcare Services, Inc. Second Lien, 9.000%, 11/19/20	39	40
Commercial Barge Line Co. First Lien, 7.500%, 9/22/19	114	114
Filtration Group Corp. Second Lien, 8.250%, 11/22/21	140	143
Harland Clarke Holdings Corp. (Clarke American Corp.)
Tranche B-3, 7.000%, 5/22/18	80	82
Tranche B-4, 7.000%, 8/4/19	35	35
Husky Injection Molding Systems Ltd. (Yukon Acquisition, Inc.) 4.250%, 7/2/18	105	106
International Equipment Solutions (IES Global B.V.) 6.750%, 8/16/19	113	113
Navistar, Inc. Tranche B, 5.750%, 8/17/17	132	134
SESAC Holding Co. II LLC First Lien, 5.000%, 2/7/19	69	70

		1,437

Information Technology—1.2%
Active Network, Inc. First Lien, 5.500%, 11/13/20	88	89
Alcatel-Lucent USA, Inc. 4.500%, 1/30/19	220	221
Allflex Holdings III, Inc. Second Lien, 8.000%, 7/19/21	102	104

	PAR VALUE	VALUE
Information Technology—continued
Applied Systems, Inc. Second Lien, 7.500%, 1/24/22	$8	$8
Blue Coat Systems, Inc.
4.000%, 5/31/19	195	196
Second Lien, 9.500%, 6/26/20	185	192
Deltek, Inc.
First Lien, 4.500%, 10/10/18	158	159
Second Lien, 10.000%, 10/10/19	111	113
Excelitas Technologies Corp. Tranche B, 6.000%, 11/2/20	130	131
IPC Systems, Inc. Tranche C, First Lien, 7.750%, 7/31/17	212	212
Kronos, Inc.
First Lien, 4.500%, 10/30/19	2	2
Second Lien, 9.750%, 4/30/20	162	169
Mitchell International, Inc. Second Lien, 8.500%, 10/11/21	70	72
Novell, Inc. (Attachmate Corp.) First Lien, 7.250%, 11/22/17	64	65
RP Crown Parent LLC
First Lien, 6.000%, 12/21/18	119	119
Second Lien, 11.250%, 12/21/19	70	71
Sorenson Communications, Inc. 11.500%, 10/31/14	114	115
SRA International, Inc. 6.500%, 7/20/18	157	157
Sungard Availability Services Capital, Inc. 0.000%, 3/25/19(9)	93	93
Wall Street Systems Delaware, Inc.
First Lien, 9.250%, 10/25/19	79	79
Second Lien, 5.750%, 10/25/20	82	83

		2,450

Materials—0.3%
Ardagh Packaging Finance plc (Ardagh Holdings USA, Inc.) 4.250%, 12/17/19	30	30
AZ Chem US, Inc. 5.250%, 12/22/17	87	87
Fortescue Metals Group Ltd. (FMG Resources Ltd.) 4.250%, 6/28/19	66	67
Houghton International, Inc. Holding Corp. (HII Holding Corp.) Second Lien, 9.500%, 12/21/20	115	118

	PAR VALUE		VALUE
Materials—continued
Noranda Aluminum Acquisition Corp. Tranche B, 5.750%, 2/28/19	$196		$188
Tronox Pigments B.V. 4.500%, 3/19/20	37		37

			527

Telecommunication Services—0.1%
Global Tel*Link Corp. Second Lien, 9.000%, 11/23/20	69		68
Integra Telecom Holdings, Inc. Tranche B, 5.250%, 2/22/19	82		83
Securus Technologies Holdings, Inc. Second Lien 9.000%, 4/30/21	80		81

			232

Utilities—0.0%
Atlantic Power LP 4.750%, 2/24/21	42		42
ExGen Renewables I LLC 5.250%, 2/6/21	44		45

			87
TOTAL LOAN AGREEMENTS (Identified Cost $9,010)			9,128

	SHARES
PREFERRED STOCK—1.0%

Financials—1.0%
Ally Financial, Inc. Series A, 8.500%	6,485		177
Bank of America Corp. Series U, 5.200%(3)	85	(11)	80
Citigroup Capital XVII Series E 6, 350%	5,940		150
Citigroup, Inc. Series J, 7.125%	7,400		195
Fifth Third Bancorp 5.100%(3)	165	(11)	152
General Electric Capital Corp. Series B, 6.250%(3)	100	(11)	107
General Electric Capital Corp. Series C, 5.250%(3)	100	(11)	97
JPMorgan Chase & Co. Series 1, 7.900%(3)	139	(11)	157
JPMorgan Chase & Co., Series Q, 5.150%(3)	220	(11)	207
PNC Financial Services Group, Inc. (The) Series R, 4.850%(3)	155	(11)	145
U.S. Bancorp Series G, 6.000%	6,000		165
Wells Fargo & Co. Series K, 7.980%(3)	165	(11)	188
Zions Bancorp, 6.950%	8,300		220
TOTAL PREFERRED STOCK (Identified Cost $2,029)			2,040

See Notes to Financial Statements

VIRTUS TACTICAL ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2014

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—63.0%

Consumer Discretionary—10.5%
Amazon.com, Inc.	5,400	$1,817
Bridgestone Corp. Unsponsored ADR	37,050	656
British Sky Broadcasting Group plc ADR	8,650	530
Coach, Inc.	41,000	2,036
Comcast Corp. Class A	35,000	1,751
Express, Inc.	105,000	1,667
Ford Motor Co.	121,000	1,888
Goodyear Tire & Rubber Co. (The)	74,000	1,934
Lear Corp.	24,000	2,009
Macy’s, Inc.	38,000	2,253
Michael Kors Holdings Ltd.	20,000	1,865
Tata Motors Ltd. Sponsored ADR	20,100	712
Time Warner, Inc.	30,000	1,960

		21,078

Consumer Staples—2.0%
Koninklijke Ahold NV Sponsored ADR	45,650	849
PepsiCo, Inc.	25,000	2,088
Svenska Cellulosa AB	33,440	986

		3,923

Energy—7.8%
Cameco Corp.	47,200	1,081
Canadian Natural Resources Ltd.	20,000	767
Chevron Corp.	17,000	2,021
Continental Resources, Inc.(2)(12)	16,000	1,988
EnCana Corp.	42,100	900
Helmerich & Payne, Inc.	19,000	2,044
Noble Corp plc	62,000	2,030
Royal Dutch Shell plc	8,350	652
Schlumberger Ltd.	21,000	2,048
Valero Energy Corp.	38,000	2,018

		15,549

Financials—13.6%
Aflac, Inc.	30,000	1,891
Aviva plc Sponsored ADR	51,950	832
AXA SA Sponsored ADR	34,900	908
Banco Bilbao Vizcaya Argentaria SA Sponsored ADR	65,122	782
BB&T Corp.	55,000	2,209
BlackRock, Inc.	6,200	1,950
Blackstone Group LP (The)	65,000	2,161
BNP Paribas ADR	23,550	912
Credit Agricole S.A.(12)	105,500	829
Daiwa Securities Group, Inc.	67,600	585
Fifth Third Bancorp	94,000	2,157
Goldman Sachs Group, Inc. (The)	12,000	1,966
ING Groep N.V. ADR(2)(12)	54,700	780
Intesa Sanpaolo Sponsored ADR	54,750	1,116
JPMorgan Chase & Co.	33,000	2,004

	SHARES	VALUE
Financials—continued
Lincoln National Corp.	38,000	$1,926
T. Rowe Price Group, Inc.	26,000	2,141
U.S. Bancorp	48,000	2,057

		27,206

Health Care—6.1%
Abbott Laboratories	47,000	1,810
Biogen Idec, Inc.(2)	6,100	1,866
Gilead Sciences, Inc.(2)	28,000	1,984
H Lundbeck A/S Sponsored ADR	41,150	1,284
HealthSouth Corp.	444	16
Shire plc ADR	4,000	594
Smith & Nephew plc Sponsored ADR	10,250	784
UnitedHealth Group, Inc.	24,000	1,968
Zimmer Holdings, Inc.	21,000	1,986

		12,292

Industrials—9.2%
Alaska Air Group, Inc.	22,000	2,053
Cummins, Inc.	15,000	2,235
Deere & Co.	21,000	1,907
Dover Corp.	25,000	2,044
Hitachi Ltd. ADR	12,550	932
Hutchison Whampoa Ltd. ADR	28,800	767
Nidec Corp.	32,900	1,012
Parker Hannifin Corp.	16,000	1,915
Schneider Electric SA	36,100	638
Siemens AG Sponsored ADR	5,200	703
Trinity Industries, Inc.	27,000	1,946
Union Pacific Corp.	12,000	2,252

		18,404

Information Technology—9.0%
Apple, Inc.	3,900	2,093
Cisco Systems, Inc.	86,000	1,927
EMC Corp.	83,000	2,275
FUJIFILM Holdings Corp. ADR	21,300	573
Google, Inc. Class A(2)	1,800	2,006
Jabil Circuit, Inc.	100,000	1,800
Knowles Corp.(2)	10,500	332
MasterCard, Inc. Class A	24,000	1,793
NetApp, Inc.	54,000	1,993
QUALCOMM, Inc.	26,000	2,050
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	55,100	1,103

		17,945

Materials—2.6%
CF Industries Holdings, Inc.	8,500	2,216
CRH plc Sponsored ADR	34,600	975
Freeport-McMoRan Copper & Gold, Inc.	63,000	2,083

		5,274

Telecommunication Services—1.8%
Deutsche Telekom AG Sponsored ADR	46,100	748
Nippon Telegraph & Telephone Corp. ADR	26,950	734

	SHARES	VALUE
Telecommunication Services—continued
Telecom Corporation of New Zealand Ltd. Sponsored ADR	16,384	$173
Verizon Communications, Inc.	40,000	1,903

		3,558

Utilities—0.4%
Electricite de France – Unsponsored ADR	44,900	353
GDF Suez	14,200	388

		741
TOTAL COMMON STOCKS (Identified Cost $91,525)		125,970
TOTAL LONG TERM INVESTMENTS—98.0%
(Identified Cost $160,560)		195,826

SHORT-TERM INVESTMENTS—1.5%

Money Market Mutual Funds—1.5%
Fidelity Money Market Portfolio – Institutional Shares (Seven-day effective yield 0.090%)	3,062,895	3,063
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $3,063)		3,063

SECURITIES LENDING COLLATERAL—1.7%
INVESCO Trust Short-Term Investments Liquid Assets Portfolio (The) Institutional Shares (seven-day effective yield 0.070%)(13)	3,393,864	3,394
TOTAL SECURITIES LENDING COLLATERAL
(Identified Cost $3,394)		3,394
TOTAL INVESTMENTS—101.2% (Identified Cost $167,017)		202,283	(1)
Other assets and liabilities, net—(1.2)%		(2,404)

NET ASSETS—100.0%		$199,879

Abbreviations:

ADR	American Depositary Receipt
PIK	Payment-in-Kind Security

Foreign Currencies

AUD	Australian Dollar
BRL	Brazilian Real
COP	Colombian Peso
IDR	Indonesian Rupiah
MXN	Mexican Peso
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PHP	Philippines Peso
RUB	Russian Ruble
TRY	Turkish Lira
UYU	Uruguayan Peso

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at March 31, 2014, see Note 9 Federal Income Tax Information in the Notes to Financial Statements.

Security abbreviation definitions are located under the Key Investment Terms starting on page 2.

See Notes to Financial Statements

VIRTUS TACTICAL ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2014

($ reported in thousands)

(2)	Non-income producing.
(3)	Variable or step coupon security; interest rate shown reflects the rate in effect at March 31, 2014.
(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2014, these securities amounted to a value of $29,119 or 14.6% of net assets.
(5)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under rules 903 and 904 of the Securities Act of 1933.
(6)	Interest payments may be deferred.
(7)	This note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.
(8)	No contractual maturity date
(9)	This loan will settle after March 31, 2014, at which time the interest rate based on the the London Interbank Offered Rate (“LIBOR”) and the agreed upon spread on trade date will be reflected.
(10)	Principal amount is adjusted according to local inflation Index.
(11)	Value shown as par value.
(12)	All or a portion of security is on loan.
(13)	Represents security purchased with cash collateral received for securities on loan.
(14)	100% of the income received was in cash.

Country Weightings (Unaudited)†
United States	72%
United Kingdom	3
Canada	2
France	2
Japan	2
Luxembourg	2
Netherlands	2
Other	15
Total	100%
† % of total investments as of March 31, 2014

The following table provides a summary of inputs used to value the Fund’s net assets as of March 31, 2014 (see Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at March 31, 2014	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Investment in Securities:
Debt Securities:
Asset-Backed Securities	$2,580	$—	$2,580
Corporate Bonds and Notes	43,587	—	43,587
Foreign Government Securities	6,454	—	6,454
Loan Agreements	9,128	—	9,128
Mortgage-Backed Securities	5,974	—	5,974
Municipal Bonds	93	—	93
Equity Securities:
Common Stocks	125,970	125,970	—
Preferred Stock	2,040	907	1,133
Securities Lending Collateral	3,394	3,394	—
Short-Term Investments	3,063	3,063	—

Total	$202,283	$133,333	$68,950

A security held by the Fund with an end of period value of $149 was transferred from Level 2 to Level 1 since starting to use an exchange price.

There are no Level 3 (significant unobservable inputs) priced securities.

Security abbreviation definitions are located under the Key Investment Terms starting on page 2.

See Notes to Financial Statements

THIS PAGE INTENTIONALLY BLANK.

VIRTUS EQUITY TRUST

STATEMENTS OF ASSETS AND LIABILITIES

MARCH 31, 2014

(Reported in thousands except shares and per share amounts)

	Growth & Income Fund		Mid-Cap Core Fund		Mid-Cap Growth Fund		Mid-Cap Value Fund	Quality Large-Cap Value Fund

Assets
Investment in securities at value(1)	$150,163		$4,391		$88,341		$461,906	$62,549
Deposits with broker for futures contracts	113		—		—		—	—
Receivables
Investment securities sold	—		—		914		—	—
Fund shares sold	20		40		12		1,007	77
Receivable from adviser	—		3		—		—	—
Dividends and interest receivable	223		1		44		1,519	112
Tax reclaims	6		—		—		—	10
Variation margin for futures contracts	5		—		—		—	—
Prepaid trustee retainer	1		—	(2)	1		3	—	(2)
Prepaid expenses	77		10		216		67	31

Total assets	150,608		4,445		89,528		464,502	62,779

Liabilities
Payables
Fund shares repurchased	85		—		65		4,494	47
Investment advisory fee	80		—		64		291	39
Distribution and service fees	47		1		23		105	13
Administration fees	15		1		9		47	6
Transfer agent fees and expenses	44		1		30		160	18
Trustees’ fees and expenses	—	(2)	—	(2)	—	(2)	1	—	(2)
Professional fees	33		28		27		27	28
Other accrued expenses	9		—	(2)	5		26	4

Total liabilities	313		31		223		5,151	155

Net Assets	$150,295		$4,414		$89,305		$459,351	$62,624

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$116,869		$3,192		$72,335		$363,361	$66,831
Accumulated undistributed net investment income (loss)	398		—		(197)		1,272	324
Accumulated undistributed net realized gain (loss)	13,662		66		870		(71,299)	(26,085)
Net unrealized appreciation (depreciation) on investments	19,366		1,156		16,297		166,017	21,554

Net Assets	$150,295		$4,414		$89,305		$459,351	$62,624

Class A
Net asset value (net assets/shares outstanding) per share	$21.94		$19.80		$21.30		$37.12	$13.93
Maximum offering price per share NAV/(1–5.75%)	$23.28		$21.01		$22.60		$39.38	$14.78
Shares of beneficial interest outstanding, no par value, unlimited authorization	5,063,706		152,873		3,804,107		6,775,817	3,537,307
Net Assets	$111,074		$3,027		$81,016		$251,498	$49,275
Class B
Net asset value (net assets/shares outstanding) and offering price per share	$—		$—		$18.01		$—	$—
Shares of beneficial interest outstanding, no par value, unlimited authorization	—		—		40,668		—	—
Net Assets	$—		$—		$732		$—	$—
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$20.60		$19.23		$18.01		$35.55	$13.67
Shares of beneficial interest outstanding, no par value, unlimited authorization	1,356,136		10,872		290,551		1,765,026	278,305
Net Assets	$27,930		$209		$5,233		$62,738	$3,803
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$21.90		$19.89		$21.66		$37.11	$13.93
Shares of beneficial interest outstanding, no par value, unlimited authorization	515,602		59,239		107,323		3,910,159	685,065
Net Assets	$11,291		$1,178		$2,324		$145,115	$9,546

(1) Investment in securities at cost	$130,802		$3,235		$72,045		$295,889	$40,995
(2) Amount is less than $500.

See Notes to Financial Statements

VIRTUS EQUITY TRUST

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

MARCH 31, 2014

(Reported in thousands except shares and per share amounts)

	Quality Small-Cap Fund		Small-Cap Core Fund	Small-Cap Sustainable Growth Fund		Strategic Growth Fund		Tactical Allocation Fund

Assets
Investment in securities at value(1)(2)	$271,301		$437,202	$129,103		$414,350		$202,283
Cash	—		—	—		—		83
Receivables
Investment securities sold	—		—	—		—		1,305
Fund shares sold	459		2,639	209		7		21
Dividends and interest receivable	78		104	34		245		1,099
Tax reclaims	—	(3)	—	—		—	(3)	5
Prepaid trustee retainer	2		3	1		3		1
Prepaid expenses	18		29	41		206		43

Total assets	271,858		439,977	129,388		414,811		204,840

Liabilities
Payables
Fund shares repurchased	248		720	285		540		141
Investment securities purchased	2,455		562	—		—		1,133
Collateral on securities loaned	—		—	—		—		3,394
Investment advisory fee	160		286	93		252		119
Distribution and service fees	53		64	32		94		45
Administration fees	28		46	14		44		20
Transfer agent fees and expenses	94		107	43		153		45
Trustees’ fees and expenses	—	(3)	1	—	(3)	—	(3)	—	(3)
Professional fees	27		23	28		29		35
Other accrued expenses	16		29	8		25		29

Total liabilities	3,081		1,838	503		1,137		4,961

Net Assets	$268,777		$438,139	$128,885		$413,674		$199,879

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$178,661		$341,852	$92,977		$295,452		$159,672
Accumulated undistributed net investment income (loss)	566		—	(353)		(174)		57
Accumulated undistributed net realized gain (loss)	(3,158)		4,364	4,374		(7,379)		4,882
Net unrealized appreciation (depreciation) on investments	92,708		91,923	31,887		125,775		35,268

Net Assets	$268,777		$438,139	$128,885		$413,674		$199,879

Class A
Net asset value (net assets/shares outstanding) per share	$16.74		$24.19	$16.97		$12.41		$10.06
Maximum offering price per share NAV/(1–5.75%)	$17.76		$25.67	$18.01		$13.17		$10.67
Shares of beneficial interest outstanding, no par value, unlimited authorization	8,212,940		6,710,142	5,591,492		32,151,478		19,434,351
Net Assets	$137,496		$162,302	$94,902		$399,131		$195,509
Class B
Net asset value (net assets/shares outstanding) and offering price per share	$—		$—	$—		$10.56		$10.18
Shares of beneficial interest outstanding, no par value, unlimited authorization	—		—	—		253,862		57,425
Net Assets	$—		$—	$—		$2,682		$585
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$16.65		$21.99	$16.03		$10.57		$10.27
Shares of beneficial interest outstanding, no par value, unlimited authorization	1,629,661		1,520,634	829,493		598,907		368,439
Net Assets	$27,132		$33,437	$13,298		$6,329		$3,785
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$16.77		$24.95	$17.08		$12.64		$—
Shares of beneficial interest outstanding, no par value, unlimited authorization	6,209,787		9,714,192	1,211,237		437,788		—
Net Assets	$104,149		$242,400	$20,685		$5,532		$—

(1) Investment in securities at cost	$178,594		$345,279	$97,216		$288,575		$167,017
(2) Market value of securities on loan	$—		$—	$—		$—		$3,300
(3) Amount is less than $500.

See Notes to Financial Statements

VIRTUS EQUITY TRUST

STATEMENTS OF OPERATIONS

YEAR ENDED MARCH 31, 2014

(Reported in thousands)

	Growth & Income Fund	Mid-Cap Core Fund		Mid-Cap Growth Fund	Mid-Cap Value Fund	Quality Large-Cap Value Fund

Investment Income
Dividends	$2,704	$41		$627	$8,009	$1,458
Security lending	14	—	(1)	7	4	1
Foreign taxes withheld	(10)	—	(1)	(2)	(213)	(7)

Total investment income	2,708	41		632	7,800	1,452

Expenses
Investment advisory fees	1,067	32		709	3,124	509
Service fees, Class A	260	6		201	593	121
Distribution and service fees, Class B	—	—		9	—	—
Distribution and service fees, Class C	263	3		51	562	36
Administration fees	176	5		110	517	84
Transfer agent fee and expenses	234	7		133	903	112
Registration fees	52	34		48	57	42
Printing fees and expenses	39	1		13	52	9
Custodian fees	4	2		3	12	4
Professional fees	37	28		28	30	27
Trustees’ fee and expenses	6	—	(1)	4	17	3
Miscellaneous expenses	12	4		10	24	10

Total expenses	2,150	122		1,319	5,891	957
Less expenses reimbursed, and/or waived by investment adviser	(207)	(69)		—	—	(53)
Plus expenses recaptured by investment adviser	—	—		6 (2)	—	—

Net expenses	1,943	53		1,325	5,891	904

Net investment income (loss)	765	(12)		(693)	1,909	548

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	38,726	110		6,024	26,883	5,914
Net realized gain (loss) on futures	155	—		—	—	—
Net realized gain (loss) on written options	(55)	—		—	—	—
Net change in unrealized appreciation (depreciation) on investments	(12,445)	466		4,524	62,708	4,474
Net change in unrealized appreciation (depreciation) on futures	5	—		—	—	—
Net change in unrealized appreciation (depreciation) on written options	51	—		—	—	—

Net gain (loss) on investments	26,437	576		10,548	89,591	10,388

Net increase (decrease) in net assets resulting from operations	$27,202	$564		$9,855	$91,500	$10,936

(1) Amount is less than $500.

(2) See Note 3C in the Notes to Financial Statements.

See Notes to Financial Statements

VIRTUS EQUITY TRUST

STATEMENTS OF OPERATIONS (Continued)

YEAR ENDED MARCH 31, 2014

(Reported in thousands)

	Quality Small-Cap Fund		Small-Cap Core Fund	Small-Cap Sustainable Growth Fund	Strategic Growth Fund	Tactical Allocation Fund

Investment Income
Dividends	$3,950		$5,712	$630	$4,740	$2,379
Interest	—		—	—	—	4,384
Security lending	—		—	—	1	12
Foreign taxes withheld	—		—	(2)	(8)	(50)

Total investment income	3,950		5,712	628	4,733	6,725

Expenses
Investment advisory fees	1,791		3,260	994	2,839	1,339
Service fees, Class A	327		418	211	976	468
Distribution and service fees, Class B	—		—	—	30	7
Distribution and service fees, Class C	257		328	104	62	34
Administration fees	317		537	137	503	255
Transfer agent fee and expenses	478		974	205	625	223
Registration fees	51		63	49	54	57
Printing fees and expenses	37		56	17	55	24
Custodian fees	4		6	3	7	33
Professional fees	26		22	24	29	38
Trustees’ fee and expenses	10		17	4	17	8
Miscellaneous expenses	16		23	10	29	19

Total expenses	3,314		5,704	1,758	5,226	2,505
Less expenses reimbursed, and/or waived by investment adviser	—		—	(63)	—	—
Plus expenses recaptured by investment adviser	2	(2)	—	—	—	—

Net expenses	3,316		5,704	1,695	5,226	2,505

Net investment income (loss)	634		8	(1,067)	(493)	4,220

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	24,070		15,127	8,405	33,432	14,253
Net realized gain (loss) on foreign currency transactions	—		—	—	—	(32)
Net realized gain (loss) on written options	—		—	—	—	(39)
Net change in unrealized appreciation (depreciation) on investments	22,688		36,883	8,309	37,737	8,038
Net change in unrealized appreciation (depreciation) on foreign currency translation	—		—	—	—	3
Net change in unrealized appreciation (depreciation) on written options	—		—	—	—	38

Net gain (loss) on investments	46,758		52,010	16,714	71,169	22,261

Net increase (decrease) in net assets resulting from operations	$47,392		$52,018	$15,647	$70,676	$26,481

(1) Amount is less than $500.

(2) See Note 3C in the Notes to Financial Statements.

See Notes to Financial Statements

VIRTUS EQUITY TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(Reported in thousands)

	Growth & Income Fund			Mid-Cap Core Fund
	Year Ended March 31, 2014	Year Ended March 31, 2013		Year Ended March 31, 2014	Year Ended March 31, 2013

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$765	$462		$(12)	$38
Net realized gain (loss)	38,826	16,464		110	46
Net change in unrealized appreciation (depreciation)	(12,389)	(5,197)		466	292

Increase (decrease) in net assets resulting from operations	27,202	11,729		564	376

From Distributions to Shareholders
Net investment income, Class A	(552)	(175)		—	(19)
Net investment income, Class B	—	—		—	—
Net investment income, Class C	(20)	—		—	(2)
Net investment income, Class I	(88)	(41)		—	(20)
Net realized short-term gains, Class A	—	—		(1)	(5)
Net realized short-term gains, Class C	—	—		— (1)	(1)
Net realized short-term gains, Class I	—	—		(1)	(6)
Net realized long-term gains, Class A	(7,849)	—		(38)	(5)
Net realized long-term gains, Class B	—	—		—	—
Net realized long-term gains, Class C	(2,128)	—		(4)	(1)
Net realized long-term gains, Class I	(897)	—		(20)	(6)

Decrease in net assets from distributions to shareholders	(11,534)	(216)		(64)	(65)

From Share Transactions (See Note 6)
Change in net assets from share transactions, Class A	(1,365)	12,594		1,034	590
Change in net assets from share transactions, Class B	—	(2,867	)(3)	—	—
Change in net assets from share transactions, Class C	277	(3,042)		(53)	(6)
Change in net assets from share transactions, Class I	(1,632)	4,223		(300)	(89)

Increase (decrease) in net assets from share transactions	(2,720)	10,908		681	495

Net increase (decrease) in net assets	12,948	22,421		1,181	806

Net Assets
Beginning of period	137,347	114,926		3,233	2,427

End of period	$150,295	$137,347		$4,414	$3,233

Accumulated undistributed net investment income (loss) at end of period	$398	$298		$—	$(2)

(1) Amount is less than $500.

(2) Includes realized gain of $5,556 as a result of a redemption-in-kind. (See Note 14)

(3) Includes conversion of Class B shares to Class A shares.

See Notes to Financial Statements

Mid-Cap Growth Fund		Mid-Cap Value Fund		Quality Large-Cap Value Fund		Quality Small-Cap Fund
Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013

$(693)	$(441)	$1,909	$1,250	$548	$762	$634	$2,911
6,024	(320)	26,883	26,780	5,914	5,242	24,070	17,237 (2)
4,524	7,983	62,708	22,756	4,474	3,180	22,688	(12,840)

9,855	7,222	91,500	50,786	10,936	9,184	47,392	7,308

—	—	(629)	(597)	(401)	(433)	(422)	(2,115)
—	—	—	—	—	—	—	—
—	—	—	—	(14)	(14)	—	(274)
—	—	(578)	(478)	(226)	(131)	(438)	(2,449)
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	(1,207)	(1,075)	(641)	(578)	(860)	(4,838)

(7,521)	(5,984)	(39,557)	(49,828)	(6,279)	2,231	(4,481)	(8,188)
(501)	(436)	—	—	—	(1)	—	—
(155)	(359)	(3,446)	(8,601)	(187)	(77)	(1,231)	(155)
142	(58)	8,839	26,040	(23,210)	25,726	(5,714)	(104,485)

(8,035)	(6,837)	(34,164)	(32,389)	(29,676)	27,879	(11,426)	(112,828)

1,820	385	56,129	17,322	(19,381)	36,485	35,106	(110,358)

87,485	87,100	403,222	385,900	82,005	45,520	233,671	344,029

$89,305	$87,485	$459,351	$403,222	$62,624	$82,005	$268,777	$233,671

$(197)	$(193)	$1,272	$572	$324	$437	$566	$801

See Notes to Financial Statements

VIRTUS EQUITY TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(Reported in thousands)

	Small-Cap Core Fund		Small-Cap Sustainable Growth Fund
	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$8	$1,298	$(1,067)	$(230)
Net realized gain (loss)	15,127	20,687 (1)	8,405	8,459
Net change in unrealized appreciation (depreciation)	36,883	3,926	8,309	2,558

Increase (decrease) in net assets resulting from operations	52,018	25,911	15,647	10,787

From Distributions to Shareholders
Net investment income, Class A	(199)	(879)	—	—
Net investment income, Class B	—	—	—	—
Net investment income, Class C	(1)	(32)	—	—
Net investment income, Class I	(337)	(1,618)	—	—
Net realized short-term gains, Class A	(8)	—	—	—
Net realized short-term gains, Class C	(1)	—	—	—
Net realized short-term gains, Class I	(11)	—	—	—
Net realized long-term gains, Class A	(43)	(1,510)	(2,418)	—
Net realized long-term gains, Class B	—	—	—	—
Net realized long-term gains, Class C	(8)	(304)	(310)	—
Net realized long-term gains, Class I	(51)	(2,462)	(435)	—

Decrease in net assets from distributions to shareholders	(659)	(6,805)	(3,163)	—

From Share Transactions (See Note 6)
Change in net assets from share transactions, Class A	(1,515)	56,021	14,856	(16,042)
Change in net assets from share transactions, Class B	—	—	—	—
Change in net assets from share transactions, Class C	1,948	10,327	4,749	(859)
Change in net assets from share transactions, Class I	50,930	15,018	9,107	(769)

Increase (decrease) in net assets from share transactions	51,363	81,366	28,712	(17,670)

Net increase (decrease) in net assets	102,722	100,472	41,196	(6,883)

Net Assets
Beginning of period	335,417	234,945	87,689	94,572

End of period	$438,139	$335,417	$128,885	$87,689

Accumulated undistributed net investment income (loss) at end of period	$—	$536	$(353)	$(175)
(1) Includes realized gain of $17,905 as a result of a redemption-in-kind. (See Note 14)

See Notes to Financial Statements

Strategic Growth Fund		Tactical Allocation Fund
Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013

$(493)	$1,142	$4,220	$4,213
33,432	15,033	14,182	16,277
37,737	(2,710)	8,079	(6,126)

70,676	13,465	26,481	14,364

(1,077)	—	(3,950)	(4,280)
—	—	(8)	(14)
—	—	(45)	(41)
(31)	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	(17,785)	(2,056)
—	—	(62)	(10)
—	—	(312)	(29)
—	—	—	—

(1,108)	—	(22,162)	(6,430)

(40,885)	(49,470)	4,631	(11,044)
(1,062)	(1,451)	(229)	(399)
(699)	(873)	673	522
(1,196)	665	—	—

(43,842)	(51,129)	5,075	(10,921)

25,726	(37,664)	9,394	(2,987)

387,948	425,612	190,485	193,472

$413,674	$387,948	$199,879	$190,485

$(174)	$1,096	$57	$130

See Notes to Financial Statements

VIRTUS EQUITY TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(11)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(11)	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Growth & Income
Fund
Class A
4/1/13 to 3/31/14	$19.51	0.14	4.02	4.16	(0.10)	(1.63)	(1.73)	2.43	$21.94	21.84%	$111,074	1.25%		1.39%	0.66%		283%
4/1/12 to 3/31/13	17.93	0.09	1.53	1.62	(0.04)	—	(0.04)	1.58	19.51	9.12	100,976	1.25		1.44	0.52		65
4/1/11 to 3/31/12	17.22	0.07	0.70	0.77	(0.06)	—	(0.06)	0.71	17.93	4.48	79,934	1.25		1.48	0.40		51
4/1/10 to 3/31/11	14.87	0.09	2.37	2.46	(0.11)	—	(0.11)	2.35	17.22	16.69	88,027	1.25		1.53	0.63		44
4/1/09 to 3/31/10	10.15	0.12	4.78	4.90	(0.18)	—	(0.18)	4.72	14.87	48.67	96,335	1.13	(9)	1.34	0.93		34

Class C
4/1/13 to 3/31/14	$18.46	(0.02)	3.81	3.79	(0.02)	(1.63)	(1.65)	2.14	$20.60	20.93%	$27,930	2.00%		2.14%	(0.09)%		283%
4/1/12 to 3/31/13	17.05	(0.04)	1.45	1.41	—	—	—	1.41	18.46	8.27	24,782	2.00		2.19	(0.23)		65
4/1/11 to 3/31/12	16.44	(0.05)	0.66	0.61	—	—	—	0.61	17.05	3.71	25,978	2.00		2.23	(0.35)		51
4/1/10 to 3/31/11	14.23	(0.02)	2.26	2.24	(0.03)	—	(0.03)	2.21	16.44	15.84	28,944	2.00		2.28	(0.12)		44
4/1/09 to 3/31/10	9.72	0.02	4.58	4.60	(0.09)	—	(0.09)	4.51	14.23	47.60	29,762	1.89	(9)	2.11	0.16		34

Class I
4/1/13 to 3/31/14	$19.48	0.19	4.01	4.20	(0.15)	(1.63)	(1.78)	2.42	$21.90	22.12%	$11,291	1.00%		1.14%	0.90%		283%
4/1/12 to 3/31/13	17.91	0.14	1.51	1.65	(0.08)	—	(0.08)	1.57	19.48	9.28	11,589	1.00		1.17	0.78		65
4/1/11 to 3/31/12	17.21	0.11	0.69	0.80	(0.10)	—	(0.10)	0.70	17.91	4.75	6,167	1.00		1.23	0.66		51
4/1/10 to 3/31/11	14.85	0.13	2.37	2.50	(0.14)	—	(0.14)	2.36	17.21	17.09	5,719	1.00		1.28	0.90		44
4/1/09 to 3/31/10	10.14	0.15	4.77	4.92	(0.21)	—	(0.21)	4.71	14.85	49.00	9,270	0.91	(9)	1.13	1.16		34
Mid-Cap Core Fund
Class A
4/1/13 to 3/31/14	$17.49	(0.06)	2.68	2.62	—	(0.31)	(0.31)	2.31	$19.80	15.17%	$3,027	1.35%		3.08%	(0.31)%		30%
4/1/12 to 3/31/13	15.80	0.19	1.86	2.05	(0.25)	(0.11)	(0.36)	1.69	17.49	13.21	1,691	1.35		3.92	1.20		62
4/1/11 to 3/31/12	14.71	0.01	1.11	1.12	—	(0.03)	(0.03)	1.09	15.80	7.65	945	1.35		4.61	0.07		27
4/1/10 to 3/31/11	12.57	— (5)	2.37	2.37	(0.04)	(0.19)	(0.23)	2.14	14.71	19.12	669	1.35		10.37	(0.01)		13
6/22/09(7) to 3/31/10	10.00	0.05	2.62	2.67	—	(0.10)	(0.10)	2.57	12.57	26.79 (4)	345	1.35	(3)	20.83 (3)	0.53	(3)	16 (4)

Class C
4/1/13 to 3/31/14	$17.12	(0.18)	2.60	2.42	—	(0.31)	(0.31)	2.11	$19.23	14.32%	$209	2.10%		3.84%	(1.01)%		30%
4/1/12 to 3/31/13	15.50	0.06	1.83	1.89	(0.16)	(0.11)	(0.27)	1.62	17.12	12.42	226	2.10		4.70	0.36		62
4/1/11 to 3/31/12	14.54	(0.09)	1.08	0.99	—	(0.03)	(0.03)	0.96	15.50	6.78	211	2.10		5.41	(0.65)		27
4/1/10 to 3/31/11	12.49	(0.10)	2.34	2.24	—	(0.19)	(0.19)	2.05	14.54	18.18	189	2.10		11.15	(0.76)		13
6/22/09(7) to 3/31/10	10.00	(0.02)	2.61	2.59	—	(0.10)	(0.10)	2.49	12.49	25.99 (4)	126	2.10	(3)	23.95 (3)	(0.25	)(3)	16 (4)

Class I
4/1/13 to 3/31/14	$17.52	(0.01)	2.69	2.68	—	(0.31)	(0.31)	2.37	$19.89	15.48%	$1,178	1.10%		2.85%	(0.08)%		30%
4/1/12 to 3/31/13	15.84	0.25	1.84	2.09	(0.30)	(0.11)	(0.41)	1.68	17.52	13.50	1,316	1.10		3.65	1.56		62
4/1/11 to 3/31/12	14.72	0.05	1.10	1.15	—	(0.03)	(0.03)	1.12	15.84	7.85	1,271	1.10		4.41	0.37		27
4/1/10 to 3/31/11	12.59	0.04	2.35	2.39	(0.07)	(0.19)	(0.26)	2.13	14.72	19.33	588	1.10		9.89	0.28		13
6/22/09(7) to 3/31/10	10.00	0.07	2.62	2.69	—	(0.10)	(0.10)	2.59	12.59	26.99 (4)	160	1.10	(3)	22.33 (3)	0.77	(3)	16 (4)

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

VIRTUS EQUITY TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(11)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(11)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Mid-Cap Growth
Fund
Class A
4/1/13 to 3/31/14	$19.02	(0.15)	2.43	2.28	—	—	—	2.28	$21.30	11.99%	$81,016	1.45%		—	%(18)	(0.74)%	32%
4/1/12 to 3/31/13	17.44	(0.08)	1.66	1.58	—	—	—	1.58	19.02	9.06	79,561	1.45		1.51		(0.49)	35
4/1/11 to 3/31/12	17.67	(0.10)	(0.13)	(0.23)	—	—	—	(0.23)	17.44	(1.30)	78,925	1.49	(10)	1.56		(0.64)	163
4/1/10 to 3/31/11	14.03	(0.13)	3.77	3.64	—	—	—	3.64	17.67	25.94	88,784	1.45		1.57		(0.85)	81
4/1/09 to 3/31/10	8.83	(0.06)	5.26	5.20	—	—	—	5.20	14.03	58.89	79,547	1.45		1.59		(0.51)	104

Class B
4/1/13 to 3/31/14	$16.20	(0.25)	2.06	1.81	—	—	—	1.81	$18.01	11.17%	$732	2.20%		—	%(18)	(1.49)%	32%
4/1/12 to 3/31/13	14.97	(0.18)	1.41	1.23	—	—	—	1.23	16.20	8.22	1,142	2.20		2.26		(1.26)	35
4/1/11 to 3/31/12	15.28	(0.19)	(0.12)	(0.31)	—	—	—	(0.31)	14.97	(2.03)	1,495	2.24	(10)	2.31		(1.40)	163
4/1/10 to 3/31/11	12.22	(0.19)	3.25	3.06	—	—	—	3.06	15.28	25.04	2,185	2.20		2.32		(1.48)	81
4/1/09 to 3/31/10	7.75	(0.13)	4.60	4.47	—	—	—	4.47	12.22	57.68	3,291	2.20		2.34		(1.24)	104

Class C
4/1/13 to 3/31/14	$16.21	(0.26)	2.06	1.80	—	—	—	1.80	$18.01	11.10%	$5,233	2.20%		—	%(18)	(1.49)%	32%
4/1/12 to 3/31/13	14.97	(0.18)	1.42	1.24	—	—	—	1.24	16.21	8.28	4,850	2.20		2.26		(1.24)	35
4/1/11 to 3/31/12	15.28	(0.19)	(0.12)	(0.31)	—	—	—	(0.31)	14.97	(2.03)	4,849	2.24	(10)	2.31		(1.40)	163
4/1/10 to 3/31/11	12.22	(0.21)	3.27	3.06	—	—	—	3.06	15.28	25.04	5,389	2.20		2.32		(1.63)	81
4/1/09 to 3/31/10	7.75	(0.14)	4.61	4.47	—	—	—	4.47	12.22	57.68	4,775	2.20		2.34		(1.29)	104

Class I
4/1/13 to 3/31/14	$19.30	(0.10)	2.46	2.36	—	—	—	2.36	$21.66	12.23%	$2,324	1.20%		—	%(18)	(0.49)%	32%
4/1/12 to 3/31/13	17.65	(0.04)	1.69	1.65	—	—	—	1.65	19.30	9.35	1,932	1.20		1.26		(0.24)	35
4/1/11 to 3/31/12	17.83	(0.06)	(0.12)	(0.18)	—	—	—	(0.18)	17.65	(1.01)	1,831	1.24	(10)	1.31		(0.37)	163
4/1/10 to 3/31/11	14.12	(0.09)	3.80	3.71	—	—	—	3.71	17.83	26.27	1,519	1.20		1.32		(0.61)	81
4/1/09 to 3/31/10	8.87	(0.03)	5.28	5.25	—	—	—	5.25	14.12	59.19	1,332	1.20		1.34		(0.28)	104
Mid-Cap Value
Fund
Class A
4/1/13 to 3/31/14	$29.97	0.16	7.07	7.23	(0.08)	—	(0.08)	7.15	$37.12	24.20%	$251,498	1.39	%(16)	1.39%		0.51%	15%
4/1/12 to 3/31/13	26.21	0.10	3.72	3.82	(0.06)	—	(0.06)	3.76	29.97	14.64	240,250	1.41	(16)	1.41		0.38	19
4/1/11 to 3/31/12	24.69	0.06	1.49	1.55	(0.03)	—	(0.03)	1.52	26.21	6.27	260,849	1.46	(6)	—	(17)	0.27	22
4/1/10 to 3/31/11	20.47	0.06	4.29	4.35	(0.13)	—	(0.13)	4.22	24.69	21.42	280,485	1.48		1.49		0.29	11
4/1/09 to 3/31/10	12.44	0.12	8.04	8.16	(0.13)	—	(0.13)	8.03	20.47	66.04	309,899	1.47		1.47		0.71	15

Class C
4/1/13 to 3/31/14	$28.84	(0.07)	6.78	6.71	—	—	—	6.71	$35.55	23.23%	$62,738	2.14	%(16)	2.14%		(0.24)%	15%
4/1/12 to 3/31/13	25.34	(0.09)	3.59	3.50	—	—	—	3.50	28.84	13.81	54,236	2.16	(16)	2.16		(0.37)	19
4/1/11 to 3/31/12	24.02	(0.11)	1.43	1.32	—	—	—	1.32	25.34	5.50	56,287	2.21	(6)	—	(17)	(0.49)	22
4/1/10 to 3/31/11	19.93	(0.09)	4.18	4.09	—	—	—	4.09	24.02	20.52	62,174	2.23		2.24		(0.46)	11
4/1/09 to 3/31/10	12.17	(0.01)	7.85	7.84	(0.08)	—	(0.08)	7.76	19.93	64.71	67,799	2.22		2.22		(0.03)	15

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

VIRTUS EQUITY TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(11)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(11)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Mid-Cap Value
Fund (Continued)
Class I
4/1/13 to 3/31/14	$29.97	0.25	7.05	7.30	(0.16)	—	(0.16)	7.14	$37.11	24.52%		$145,115	1.14	%(16)	1.14%		0.77%	15%
4/1/12 to 3/31/13	26.25	0.17	3.71	3.88	(0.16)	—	(0.16)	3.72	29.97	14.89		108,736	1.16	(16)	1.16		0.63	19
4/1/11 to 3/31/12	24.72	0.12	1.50	1.62	(0.09)	—	(0.09)	1.53	26.25	6.56		68,764	1.21	(6)	—	(17)	0.50	22
4/1/10 to 3/31/11	20.49	0.11	4.30	4.41	(0.18)	—	(0.18)	4.23	24.72	21.74		54,919	1.23		1.24		0.53	11
4/1/09 to 3/31/10	12.44	0.15	8.05	8.20	(0.15)	—	(0.15)	8.05	20.49	66.39		36,070	1.23		1.23		0.87	15
Quality Large-Cap
Value Fund
Class A
4/1/13 to 3/31/14	$11.96	0.10	1.98	2.08	(0.11)	—	(0.11)	1.97	$13.93	17.50%		$49,275	1.35%		1.43%		0.81%	23%
4/1/12 to 3/31/13	10.76	0.13	1.18	1.31	(0.11)	—	(0.11)	1.20	11.96	12.36		48,193	1.35		1.47		1.19	32
4/1/11 to 3/31/12	10.36	0.12	0.37	0.49	(0.09)	—	(0.09)	0.40	10.76	4.84		40,936	1.35		1.53		1.19	17
4/1/10 to 3/31/11	9.18	0.09	1.21	1.30	(0.12)	—	(0.12)	1.18	10.36	14.40		44,331	1.35		1.58		0.96	29
4/1/09 to 3/31/10	6.32	0.10	2.87	2.97	(0.11)	—	(0.11)	2.86	9.18	47.40		43,612	1.35		1.52		1.22	165

Class C
4/1/13 to 3/31/14	$11.77	0.01	1.94	1.95	(0.05)	—	(0.05)	1.90	$13.67	16.56%		$3,803	2.10%		2.18%		0.05%	23%
4/1/12 to 3/31/13	10.60	0.04	1.18	1.22	(0.05)	—	(0.05)	1.17	11.77	11.57		3,452	2.10		2.23		0.42	32
4/1/11 to 3/31/12	10.21	0.04	0.37	0.41	(0.02)	—	(0.02)	0.39	10.60	4.06		3,186	2.10		2.28		0.43	17
4/1/10 to 3/31/11	9.05	0.02	1.20	1.22	(0.06)	—	(0.06)	1.16	10.21	13.56		3,819	2.10		2.33		0.20	29
4/1/09 to 3/31/10	6.24	0.04	2.82	2.86	(0.05)	—	(0.05)	2.81	9.05	46.15		3,925	2.10		2.28		0.48	165

Class I
4/1/13 to 3/31/14	$11.97	0.13	1.97	2.10	(0.14)	—	(0.14)	1.96	$13.93	17.70%		$9,546	1.10%		1.18%		0.99%	23%
4/1/12 to 3/31/13	10.76	0.20	1.15	1.35	(0.14)	—	(0.14)	1.21	11.97	12.73		30,360	1.10		1.12		1.73	32
4/1/11 to 3/31/12	10.36	0.15	0.37	0.52	(0.12)	—	(0.12)	0.40	10.76	5.11		1,398	1.10		1.28		1.46	17
4/1/10 to 3/31/11	9.18	0.12	1.20	1.32	(0.14)	—	(0.14)	1.18	10.36	14.67		522	1.10		1.33		1.27	29
4/1/09 to 3/31/10	6.32	0.14	2.85	2.99	(0.13)	—	(0.13)	2.86	9.18	47.74		343	1.10		1.29		1.67	165
6/6/08(7) to 3/31/09	11.04	0.11	(4.76)	(4.65)	(0.07)	—	(0.07)	(4.72)	6.32	(42.22	)(4)	58	1.10	(3)	1.25	(3)	1.68 (3)	140	(4)
Quality Small-Cap
Fund
Class A
4/1/13 to 3/31/14	$13.91	0.04	2.84	2.88	(0.05)	—	(0.05)	2.83	$16.74	20.78%		$137,496	1.32	%(6)	—	%(19)	0.24%	24%
4/1/12 to 3/31/13	13.22	0.16	0.78	0.94	(0.25)	—	(0.25)	0.69	13.91	7.37		118,376	1.42	(6)	—	(15)	1.29	16	(13)
4/1/11 to 3/31/12	12.38	0.18	0.77	0.95	(0.11)	—	(0.11)	0.84	13.22	7.73		120,962	1.42	(6)	—	(14)	1.45	19
4/1/10 to 3/31/11	9.98	0.16	2.38	2.54	(0.14)	—	(0.14)	2.40	12.38	25.72		105,975	1.48	(8)(10)	1.50		1.50	28
4/1/09 to 3/31/10	6.29	0.12	3.68	3.80	(0.11)	—	(0.11)	3.69	9.98	60.78		37,605	1.55		1.74		1.37	14

Class C
4/1/13 to 3/31/14	$13.89	(0.08)	2.84	2.76	—	—	—	2.76	$16.65	19.87%		$27,132	2.07	%(6)	—	%(19)	(0.52)%	24%
4/1/12 to 3/31/13	13.20	0.07	0.77	0.84	(0.15)	—	(0.15)	0.69	13.89	6.57		23,793	2.17	(6)	—	(15)	0.56	16	(13)
4/1/11 to 3/31/12	12.36	0.08	0.78	0.86	(0.02)	—	(0.02)	0.84	13.20	6.96		22,765	2.17	(6)	—	(14)	0.66	19
4/1/10 to 3/31/11	9.97	0.09	2.37	2.46	(0.07)	—	(0.07)	2.39	12.36	24.75		22,174	2.21	(8)(10)	2.22		0.83	28
4/1/09 to 3/31/10	6.28	0.05	3.69	3.74	(0.05)	—	(0.05)	3.69	9.97	59.74		3,407	2.30		2.48		0.64	14

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

VIRTUS EQUITY TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(11)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(11)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Quality Small-Cap
Fund (Continued)
Class I
4/1/13 to 3/31/14	$13.92	0.08	2.84	2.92	(0.07)	—	(0.07)	2.85	$16.77	21.06%		$104,149	1.07	%(6)	—	%(19)	0.49%	24%
4/1/12 to 3/31/13	13.23	0.15	0.82	0.97	(0.28)	—	(0.28)	0.69	13.92	7.64		91,502	1.17	(6)	—	(15)	1.19	16	(13)
4/1/11 to 3/31/12	12.38	0.22	0.77	0.99	(0.14)	—	(0.14)	0.85	13.23	8.08		200,302	1.17	(6)	—	(14)	1.77	19
4/1/10 to 3/31/11	9.99	0.18	2.38	2.56	(0.17)	—	(0.17)	2.39	12.38	25.89		143,333	1.23	(8)(10)	1.26		1.73	28
4/1/09 to 3/31/10	6.29	0.14	3.69	3.83	(0.13)	—	(0.13)	3.70	9.99	61.32		56,820	1.30		1.48		1.61	14
Small-Cap Core Fund
Class A
4/1/13 to 3/31/14	$21.41	(0.02)	2.84	2.82	(0.03)	(0.01)	(0.04)	2.78	$24.19	13.17%		$162,302	1.39%		1.39%		(0.09)%	31%
4/1/12 to 3/31/13	20.07	0.10	1.75	1.85	(0.18)	(0.33)	(0.51)	1.34	21.41	9.64		143,293	1.37		1.37		0.52	15	(13)
4/1/11 to 3/31/12	18.82	0.20	1.66	1.86	(0.02)	(0.59)	(0.61)	1.25	20.07	10.17		77,327	1.34		1.34		1.08	10
4/1/10 to 3/31/11	14.81	0.01	4.00	4.01	—	—	—	4.01	18.82	27.08		35,679	1.47	(10)	1.47		0.04	22
4/1/09 to 3/31/10	9.36	(0.04)	5.49	5.45	—	—	—	5.45	14.81	58.23		15,167	1.62		1.62		(0.32)	23

Class C
4/1/13 to 3/31/14	$19.58	(0.18)	2.60	2.42	— (5)	(0.01)	(0.01)	2.41	$21.99	12.35%		$33,437	2.14%		2.14%		(0.84)%	31%
4/1/12 to 3/31/13	18.38	(0.04)	1.61	1.57	(0.04)	(0.33)	(0.37)	1.20	19.58	8.84		27,641	2.12		2.12		(0.23)	15	(13)
4/1/11 to 3/31/12	17.40	0.03	1.54	1.57	—	(0.59)	(0.59)	0.98	18.38	9.33		15,517	2.09		2.09		0.15	10
4/1/10 to 3/31/11	13.79	(0.11)	3.72	3.61	—	—	—	3.61	17.40	26.18		10,067	2.24	(10)	2.24		(0.74)	22
4/1/09 to 3/31/10	8.78	(0.13)	5.14	5.01	—	—	—	5.01	13.79	57.06		5,989	2.37		2.37		(1.06)	23

Class I
4/1/13 to 3/31/14	$22.04	0.04	2.92	2.96	(0.04)	(0.01)	(0.05)	2.91	$24.95	13.44%		$242,400	1.14%		1.14%		0.19%	31%
4/1/12 to 3/31/13	20.65	0.13	1.83	1.96	(0.24)	(0.33)	(0.57)	1.39	22.04	9.92		164,483	1.12		1.12		0.63	15	(13)
4/1/11 to 3/31/12	19.33	0.21	1.75	1.96	(0.05)	(0.59)	(0.64)	1.32	20.65	10.45		142,101	1.09		1.09		1.11	10
4/1/10 to 3/31/11	15.17	0.06	4.10	4.16	—	—	—	4.16	19.33	27.42		108,117	1.22	(10)	1.22		0.37	22
4/1/09 to 3/31/10	9.56	(0.01)	5.62	5.61	—	—	—	5.61	15.17	58.68		31,810	1.37		1.37		(0.06)	23
Small-Cap Sustainable
Growth Fund
Class A
4/1/13 to 3/31/14	$14.92	(0.15)	2.68	2.53	—	(0.48)	(0.48)	2.05	$16.97	17.15%		$94,902	1.50%		1.56%		(0.93)%	23%
4/1/12 to 3/31/13	12.95	(0.03)	2.00	1.97	—	—	—	1.97	14.92	15.21		70,107	1.61	(8)	1.67		(0.24)	24
4/1/11 to 3/31/12	11.03	(0.10)	2.06	1.96	(0.04)	—	(0.04)	1.92	12.95	17.83	(12)	77,384	1.65	(6)	1.65		(0.84)	46
4/1/10 to 3/31/11	9.51	(0.02)	1.54	1.52	—	—	—	1.52	11.03	15.98		55,662	1.67	(10)	1.91		(0.17)	17
4/1/09 to 3/31/10	6.20	(0.06)	3.37	3.31	—	—	—	3.31	9.51	53.39		1,180	1.65		2.27		(0.77)	26

Class C
4/1/13 to 3/31/14	$14.22	(0.26)	2.55	2.29	—	(0.48)	(0.48)	1.81	$16.03	16.29%		$13,298	2.25%		2.31%		(1.68)%	23%
4/1/12 to 3/31/13	12.44	(0.12)	1.90	1.78	—	—	—	1.78	14.22	14.31		7,555	2.36	(8)	2.42		(0.96)	24
4/1/11 to 3/31/12	10.64	(0.18)	1.98	1.80	—	—	—	1.80	12.44	16.92	(12)	7,490	2.40	(6)	2.40		(1.58)	46
4/1/10 to 3/31/11	9.24	(0.09)	1.49	1.40	—	—	—	1.40	10.64	15.15		5,981	2.42	(10)	2.67		(0.93)	17
4/1/09 to 3/31/10	6.06	(0.11)	3.29	3.18	—	—	—	3.18	9.24	52.48		359	2.40		3.18		(1.34)	26

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

VIRTUS EQUITY TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(11)	Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(11)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Small-Cap Sustainable
Growth Fund (Continued)
Class I
4/1/13 to 3/31/14	$14.98	(0.11)	2.69	2.58	—	(0.48)	(0.48)	2.10	$17.08	17.42%	$20,685	1.25%	1.30%	(0.68)%	23%
4/1/12 to 3/31/13	12.96	(0.01)	2.03	2.02	—	—	—	2.02	14.98	15.59	10,026	1.36	(8)	1.42	(0.04)	24
4/1/11 to 3/31/12	11.04	(0.06)	2.05	1.99	(0.07)	—	(0.07)	1.92	12.96	18.03	(12)	9,698	1.40	(6)	1.40	(0.55)	46
4/1/10 to 3/31/11	9.52	(0.01)	1.56	1.55	(0.03)	—	(0.03)	1.52	11.04	16.26	3,195	1.42	(10)	1.88	(0.05)	17
4/1/09 to 3/31/10	6.18	(0.04)	3.38	3.34	—	—	—	3.34	9.52	54.05	4,098	1.40	2.10	(0.49)	26
Strategic Growth Fund
Class A
4/1/13 to 3/31/14	$10.45	(0.01)	2.00	1.99	(0.03)	—	(0.03)	1.96	$12.41	19.11%	$399,131	1.28	%(16)	1.28%	(0.11)%	26%
4/1/12 to 3/31/13	10.05	0.03	0.37	0.40	—	—	—	0.40	10.45	3.98	373,069	1.34	(16)	1.34	0.31	20
4/1/11 to 3/31/12	9.79	(0.02)	0.28	0.26	—	—	—	0.26	10.05	2.66	409,555	1.35	(16)	1.35	(0.25)	115
4/1/10 to 3/31/11	8.48	(0.03)	1.71	1.68	—	(0.37)	(0.37)	1.31	9.79	20.90	447,994	1.44	(8)	1.44	(0.34)	82
4/1/09 to 3/31/10	5.78	(0.02)	2.72	2.70	—	—	—	2.70	8.48	46.71	420,181	1.46	1.46	(0.31)	52

Class B
4/1/13 to 3/31/14	$8.93	(0.08)	1.71	1.63	—	—	—	1.63	$10.56	18.25%	$2,682	2.03	%(16)	2.03%	(0.86)%	26%
4/1/12 to 3/31/13	8.66	(0.04)	0.31	0.27	—	—	—	0.27	8.93	3.12	3,236	2.09	(16)	2.09	(0.46)	20
4/1/11 to 3/31/12	8.49	(0.08)	0.25	0.17	—	—	—	0.17	8.66	2.00	4,617	2.10	(16)	2.10	(1.01)	115
4/1/10 to 3/31/11	7.46	(0.08)	1.48	1.40	—	(0.37)	(0.37)	1.03	8.49	19.97	6,449	2.20	(8)	2.20	(1.09)	82
4/1/09 to 3/31/10	5.12	(0.07)	2.41	2.34	—	—	—	2.34	7.46	45.70	8,067	2.21	2.21	(1.07)	52

Class C
4/1/13 to 3/31/14	$8.94	(0.08)	1.71	1.63	—	—	—	1.63	$10.57	18.23%	$6,329	2.03	%(16)	2.03%	(0.86)%	26%
4/1/12 to 3/31/13	8.66	(0.04)	0.32	0.28	—	—	—	0.28	8.94	3.23	5,993	2.09	(16)	2.09	(0.44)	20
4/1/11 to 3/31/12	8.50	(0.08)	0.24	0.16	—	—	—	0.16	8.66	1.88	6,707	2.10	(16)	2.10	(1.00)	115
4/1/10 to 3/31/11	7.46	(0.08)	1.49	1.41	—	(0.37)	(0.37)	1.04	8.50	20.11	7,507	2.20	(8)	2.20	(1.09)	82
4/1/09 to 3/31/10	5.12	(0.07)	2.41	2.34	—	—	—	2.34	7.46	45.70	7,351	2.21	2.21	(1.08)	52

Class I
4/1/13 to 3/31/14	$10.64	0.02	2.04	2.06	(0.06)	—	(0.06)	2.00	$12.64	19.45%	$5,532	1.03	%(16)	1.03%	0.14%	26%
4/1/12 to 3/31/13	10.21	0.06	0.37	0.43	—	—	—	0.43	10.64	4.21	5,650	1.09	(16)	1.09	0.57	20
4/1/11 to 3/31/12	9.92	—	0.29	0.29	—	—	—	0.29	10.21	2.92	4,733	1.10	(16)	1.10	0.00	115
4/1/10 to 3/31/11	8.56	(0.01)	1.74	1.73	—	(0.37)	(0.37)	1.36	9.92	21.29	4,350	1.20	(8)	1.19	(0.09)	82
4/1/09 to 3/31/10	5.82	(0.01)	2.75	2.74	—	—	—	2.74	8.56	47.08	3,802	1.22	1.22	(0.07)	52
Tactical Allocation
Fund
Class A
4/1/13 to 3/31/14	$9.88	0.22	1.13	1.35	(0.21)	(0.96)	(1.17)	0.18	$10.06	14.84%	$195,509	1.29%	1.29%	2.22%	61%
4/1/12 to 3/31/13	9.47	0.21	0.53	0.74	(0.22)	(0.11)	(0.33)	0.41	9.88	8.00	186,662	1.30	1.30	2.26	94
4/1/11 to 3/31/12	9.08	0.14	0.38	0.52	(0.13)	—	(0.13)	0.39	9.47	5.88	189,926	1.30	1.30	1.59	128
4/1/10 to 3/31/11	8.18	0.13	0.90	1.03	(0.13)	—	(0.13)	0.90	9.08	12.78	196,705	1.36	1.36	1.59	126
4/1/09 to 3/31/10	6.33	0.16	1.87	2.03	(0.18)	—	(0.18)	1.85	8.18	32.29	195,988	1.33	1.33	2.09	139

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

VIRTUS EQUITY TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(11)	Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(11)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Tactical Allocation
Fund (Continued)
Class B
4/1/13 to 3/31/14	$9.98	0.15	1.14	1.29	(0.13)	(0.96)	(1.09)	0.20	$10.18	13.87%	$585	2.04%	2.04%	1.48%	61%
4/1/12 to 3/31/13	9.56	0.14	0.54	0.68	(0.15)	(0.11)	(0.26)	0.42	9.98	7.30	802	2.05	2.05	1.51	94
4/1/11 to 3/31/12	9.17	0.07	0.39	0.46	(0.07)	—	(0.07)	0.39	9.56	5.02	1,165	2.05	2.05	0.82	128
4/1/10 to 3/31/11	8.26	0.07	0.91	0.98	(0.07)	—	(0.07)	0.91	9.17	11.94	1,697	2.11	2.11	0.85	126
4/1/09 to 3/31/10	6.39	0.10	1.89	1.99	(0.12)	—	(0.12)	1.87	8.26	31.34	1,961	2.08	2.08	1.35	139

Class C
4/1/13 to 3/31/14	$10.07	0.15	1.15	1.30	(0.14)	(0.96)	(1.10)	0.20	$10.27	13.90%	$3,785	2.04%	2.04%	1.46%	61%
4/1/12 to 3/31/13	9.65	0.15	0.53	0.68	(0.15)	(0.11)	(0.26)	0.42	10.07	7.17	3,021	2.05	2.05	1.51	94
4/1/11 to 3/31/12	9.25	0.08	0.38	0.46	(0.06)	—	(0.06)	0.40	9.65	5.06	2,381	2.05	2.05	0.87	128
4/1/10 to 3/31/11	8.33	0.07	0.92	0.99	(0.07)	—	(0.07)	0.92	9.25	11.96	1,580	2.11	2.11	0.83	126
4/1/09 to 3/31/10	6.44	0.10	1.91	2.01	(0.12)	—	(0.12)	1.89	8.33	31.41	1,468	2.08	2.08	1.32	139

Footnote Legend:

(1)	Sales charges, where applicable, are not reflected in the total return calculation.
(2)	Computed using average shares outstanding.
(3)	Annualized.
(4)	Not annualized.
(5)	Amount is less than $0.005.
(6)	See Note 3C in the Notes to Financial Statements for information on recapture of expenses previously waived.
(7)	Inception date.
(8)	Represents a blended ratio.
(9)	For the Growth & Income Fund, the ratio of net expenses to average net assets includes the effect of $265 (reported in 000’s) reimbursement of extraordinary legal expenses incurred during the fiscal years ended March 31, 2008 and August 31, 2007, along with an additional $96 (reported in 000’s) of extraordinary expenses incurred in the fiscal period ended March 31, 2010. If excluded, the net expense ratios for the period ended March 31, 2010 would have been as follows: Class A 1.25%, Class B 2.00%, Class C 2.00%, Class I 1.00%.
(10)	Net expense ratio includes extraordinary expenses.
(11)	For Funds which may invest in other funds the annualized expense ratios do not reflect the fees and expenses associated with the underlying funds.
(12)	Includes the effect of a distribution from a Fair Fund settlement. Without this effect, the total return would have been 16.55% for Class A shares, 15.60% for Class C shares and 17.03% for Class I shares.
(13)	Portfolio turnover calculation excludes security transactions distributed as a result of a redemption-in-kind. See Note 14 in the Notes to Financial Statements.
(14)	Prior to recapture of expenses previously waived, the gross ratio was 1.34%, 2.09%, and 1.09% for Class A, Class C, and Class I, respectively.
(15)	Prior to recapture of expenses previously waived, the gross ratio was 1.34%, 2.09%, and 1.10% for Class A, Class C, and Class I, respectively.
(16)	The Fund is currently under its expense limitation.
(17)	Prior to recapture of expenses previously waived, the gross ratio was 1.45%, 2.20% and 1.20% for Class A, Class C and Class I, respectively.
(18)	Prior to recapture of expenses previously waived, the gross ratio was 1.44%, 2.20%, 2.19%, 1.19% for Class A, Class B, Class C and Class I, respectively.
(19)	Prior to recapture of expenses previously waived, the gross ratio was 1.32%, 2.07% and 1.07% for Class A, Class C and Class I, respectively.

See Notes to Financial Statements

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2014

Note	1. Organization

Virtus Equity Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

As of the date of this report, 11 diversified funds are offered for sale, of which ten are reported in this annual report. Each Fund’s investment objective is outlined on the respective Fund’s summary page. There is no guarantee that the Funds will achieve their objectives.

All of the Funds offer Class A shares and Class C shares. All Funds with the exception of the Tactical Allocation Fund offer Class I shares. Class B shares are no longer available for purchase by new or existing shareholders, except by existing shareholders through Qualifying Transactions. For more information regarding Qualifying Transactions refer to the prospectus.

Class A shares are sold with a front-end sales charge of up to 5.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Funds when redeemed; however, a 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which the CDSC applies for the Funds is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.

Class B shares are sold with a CDSC, which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% CDSC applicable if redeemed within one year of purchase. Class I shares are sold without a front-end sales charge or CDSC.

On September 21, 2012 Class B shares for the Growth & Income Fund were converted into Class A shares.

Virtus Mutual Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statements of additional information. The fees collected will be used to offset certain expenses of the Funds.

Each Class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service fees under a Board-approved 12b-1 and/or shareholder service plan and has exclusive voting rights with respect to such plan. Class I shares are not subject to a 12b-1 plan. Income and other expenses and realized and unrealized gains and losses of each Fund are borne pro rata by the holders of each class of shares.

Note	2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be significant.

A.	Security Valuation

Security valuation procedures for each Fund, which include nightly price variance as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Trustees (the “Board” or the “Trustees”). All internally fair valued securities are approved by a valuation committee (the “Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of certain members of management as identified by the Board, and convenes independently from portfolio management. All internally fair valued securities are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of the model inputs and any changes to the model. Fair valuations are reviewed by the Board at least quarterly.

Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

• Level 1 –	quoted prices in active markets for identical securities

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 –	prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments)

A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) (generally 4 PM Eastern time, the close of the New York Stock Exchange (“NYSE”)) that may impact the value of securities traded in these non-U.S. markets. In such cases the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, exchange traded funds, and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2014

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing which considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities, may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee are generally categorized as Level 3 in the hierarchy.

Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over the counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end mutual funds are valued as of the close of regular trading on the NYSE each business day. Both are categorized as Level 1 in the hierarchy.

Short-term notes having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market and are generally categorized as level 2 in the hierarchy.

A summary of the inputs used to value the Funds’ net assets by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method.

Dividend income from REIT investments is recorded using Management’s estimate of the income included in distributions received from such investments; distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

C.	Income Taxes

Each Fund is treated as a separate taxable entity. It is the intention of each Fund in the Trust to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

Certain Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of March 31, 2014, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2011 forward (with limited exceptions).

D.	Distributions to Shareholders

Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E.	Expenses

Expenses incurred together by a Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that a Fund bears directly, the shareholders of the Fund indirectly bear the Fund’s pro-rata expenses of any underlying mutual funds in which a Fund invests.

F.	Foreign Currency Translation

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2014

G.	Derivative Financial Instruments

Enhanced disclosures about derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by better enabling investors to understand how and why a Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a fund’s results of operations and financial position. Summarized below is a specific type of derivative instrument used by certain Funds.

Futures Contracts: A futures contract is an agreement between two parties to purchase (long) or sell (short) a security at a set price for delivery on a future date. Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash and/or securities equal to the “initial margin” requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund for financial statement purposes on a daily basis as unrealized gains or losses. When the contract expires or is closed, gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed is realized. This is presented in the Statement of Operations as net realized gain (loss) on futures contracts.

A Fund utilizes equity index futures to equitize residual cash balances, where possible, in order to reduce tracking error from the referenced index. The use of index futures contracts exposes the Fund to equity price risk. In addition to the following risks: 1) the use of futures may result in larger losses or smaller gains than the use of more traditional investments, 2) the prices of futures and the price movements of the securities that the future is intended to simulate may not correlate well, 3) the Fund’s success in using futures will be dependent upon the subadviser’s ability to correctly predict such price movements, 4) liquidity of futures can be adversely affected by market factors, and the prices of such securities may move in unexpected ways, and 5) if the Fund cannot close out a futures position, it may be compelled to continue to make daily cash payments to the broker to meet margin requirements, thus increasing transaction costs.

Options Contracts: An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed-upon price. Certain Funds may purchase or write both put and call options on portfolio securities for hedging purposes or to facilitate the rapid implementation of investment strategies if the Fund anticipates a significant market or sector advance. The Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds may use options contracts to hedge against changes in the values of equities.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. Holdings of the Fund designated to cover outstanding written options are noted in the Schedules of Investments. Purchased options are reported as an asset within “Investment in securities at value ” on the Statement of Assets and Liabilities. Options written are reported as a liability within “Written options outstanding at value.” Changes in value of the purchased option are included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations. Changes in value of written options are included in “Net change in unrealized appreciation (depreciation) on written options.”

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in “Net realized gain (loss) on investments” in the Statement of Operations. Gain or loss on written options is presented separately as “Net realized gain (loss) on written options” in the Statement of Operations.

The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value.

H.	Loan Agreements

Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Loan agreements are generally non-investment grade and often involve borrowers that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Loan agreements are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Loan agreements may involve foreign borrowers, and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

The loan agreements have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR (London Interbank Offered Rate), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a loan agreement is purchased the Fund may pay an assignment fee. On an ongoing basis, the

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2014

Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

At March 31, 2014, the Funds only had assignment loans.

I.	Securities Lending

Certain Funds may loan securities to qualified brokers through an agreement with Brown Brothers Harriman (“BBH”), as a third party lending agent. Under the terms of the agreement, a Fund doing so is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash and securities issued by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged by BBH for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.
At March 31, 2014, the following Fund had securities on loan ($ reported in thousands):

	Market Value	Cash Collateral
Tactical Allocation Fund	$3,300	$3,394

Note	3. Investment Advisory Fees and Related Party Transactions

($ reported in thousands except as noted)

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the Adviser to the Trust. The Adviser manages the Funds’ investment program and general operations of the Funds, including oversight of the Funds’ subadvisers.

As compensation for its services to the Funds, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each Fund:

Quality Small-Cap Fund	0.70%
Small-Cap Core Fund	0.75

	First $1 Billion	$1+ Billion through $2 Billion	$2 + Billion
Growth & Income Fund*	0.75%	0.70%	0.65%
Mid-Cap Core Fund	0.80	0.75	0.70
Quality Large-Cap Value Fund*	0.75	0.70	0.65
Strategic Growth Fund	0.70	0.65	0.60
Tactical Allocation Fund	0.70	0.65	0.60

*	Effective October 26, 2012, the Adviser will contractually waive 0.05% of its advisory fee for one year.

	First $400 Million	$400+ Million through $1 Billion	$1+ Billion
Small-Cap Sustainable Growth	0.90%	0.85%	0.80%

	First $500 Million	Over $500 Million
Mid-Cap Growth Fund	0.80%	0.70%

	First $1 Billion	Over $1 Billion
Mid-Cap Value Fund	0.75%	0.70%

B.	Subadvisers

The subadvisers manage the investments of each Fund, for which they are paid a fee by the Adviser. A list of the subadvisers and the Funds they serve are as follows:

Fund	Subadviser	Fund	Subadviser
Growth & Income Fund	QS Investors, LLC(2)	Small-Cap Core Fund	Kayne(1)(3)
Mid-Cap Core Fund	Kayne(1)(3)	Small-Cap Sustainable Growth Fund	Kayne(1)(3)
Mid-Cap Growth Fund	Kayne(1)(3)	Strategic Growth Fund	Kayne(1)(3)
Mid-Cap Value Fund	Sasco Capital, Inc.	Tactical Allocation Fund (Fixed Income Portfolio)	Newfleet Asset Management LLC(3)
Quality Large-Cap Value Fund	Kayne(1)(3)	Tactical Allocation Fund (Equity Portfolio)	Euclid Advisors LLC(3)
Quality Small-Cap Fund	Kayne(1)(3)

(1)	Kayne Anderson Rudnick Investment Management, LLC.
(2)	Effective June 10, 2013, QS Investors, LLC replaced Euclid Advisors, LLC as the subadviser to the Fund.
(3)	An indirect wholly-owned subsidiary of Virtus.

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2014

C.	Expense Limits and Fee Waivers

The Adviser has voluntarily agreed to limit certain Fund operating expenses (excluding interest, taxes, extraordinary expenses and acquired fund fees and expenses) so that such expenses do not exceed the following percentages of the average annual net asset values for the following Funds.

	Class A	Class B	Class C	Class I
Growth & Income Fund	1.25%	N/A	2.00%	1.00%
Mid-Cap Core Fund	1.35	N/A	2.10	1.10
Mid-Cap Growth Fund	1.45	2.20%	2.20	1.20
Mid-Cap Value Fund	1.48	N/A	2.23	1.23
Quality Large-Cap Value Fund	1.35	N/A	2.10	1.10
Quality Small-Cap Fund	1.42	N/A	2.17	1.17
Small-Cap Sustainable Growth Fund	1.50	N/A	2.25	1.25
Strategic Growth Fund	1.47	2.22	2.22	1.22

The Adviser may discontinue these voluntary expense caps at any time.

The Adviser may recapture operating expenses waived or reimbursed under this arrangement, within three fiscal years following the end of the fiscal year in which such waiver or reimbursement occurred. Each Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with applicable expense limitations. All or a portion of the following Adviser reimbursed expenses may be recaptured as follows:

	Fiscal Year Ended
	2014	2015	2016	Total
Growth & Income Fund	$255	$193	$168	$616
Mid-Cap Core Fund	70	72	69	211
Mid-Cap Growth Fund	56	52	—	108
Quality Large-Cap Value Fund	81	41	34	156
Small-Cap Sustainable Growth Fund	—	46	63	109

D.	Distributor

($ reported in thousands)

VP Distributors, LLC (“VP Distributors”), an indirect wholly-owned subsidiary of Virtus, serves as the distributor of each Fund’s shares. VP Distributors has advised the Funds that for the year ended March 31, 2014, it retained net commissions of $718 Class A shares and deferred sales charges of $1, $20 for Class B shares and Class C shares, respectively.

In addition, each Fund pays VP Distributors distribution and/or service fees under a Board-approved 12b-1 and/or shareholder service plans, as a percentage of the average daily net assets of each respective class at the annual rates as follows: Class A shares 0.25%; Class B shares 1.00%; Class C shares 1.00%; Class I shares are not subject to a 12b-1 plan.

Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV’s per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.

E.	Administrator and Transfer Agent

($ reported in thousands)

Virtus Fund Services, LLC, an indirect wholly-owned subsidiary of Virtus, serves as the Trust’s Administrator and Transfer Agent.

For the year ended March 31, 2014, the Funds incurred administration fees totaling $2,043 which are included in the Statement of Operations.

For the year ended March 31, 2014, the Funds incurred transfer agent fees totaling $3,206 which are included in the Statements of Operations. A portion of these fees was paid to outside entities that also provide services to the Trust.

F.	Affiliated Shareholders

($ reported in thousands except shares)

At March 31, 2014, Virtus, its affiliates, and the retirement plans of Virtus and its affiliates, held shares of certain Funds, which may be redeemed at any time, that aggregated the following:

	Shares	Aggregate Net Assets
Growth & Income Fund
Class I	107,985	$2,365
Quality Large-Cap Value Fund
Class A	9,667	135
Class I	46,454	647
Quality Small-Cap Fund
Class A	21,516	360
Small-Cap Core Fund
Class A	8,922	216
Class I	1,077	27
Tactical Allocation Fund
Class A	2,442	25

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2014

Note	4. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities for all Funds (excluding U.S. Government and agency securities, futures contracts, written options, and short-term investments) during the year ended March 31, 2014, were as follows:

	Purchases	Sales
Growth & Income Fund	$396,743	$409,283
Mid-Cap Core Fund	1,815	1,155
Mid-Cap Growth Fund	28,237	37,300
Mid-Cap Value Fund	60,230	98,913
Quality Large-Cap Value Fund	15,673	42,521
Quality Small-Cap Fund	60,131	71,337
Small-Cap Core Fund	195,844	121,980
Small-Cap Sustainable Growth Fund	42,792	23,489
Strategic Growth Fund	103,410	143,945
Tactical Allocation Fund	115,053	129,951

The Tactical Allocation Fund had purchases of $0 and sales of $99 of long-term U.S. Government and agency securities during the year ended March 31, 2014.

Note	5. Derivative Transactions

($ reported in thousands)

Certain Funds invested in derivative instruments such as equity index futures contracts and written covered call options during the current reporting period. The primary type of risk associated with the futures contracts and the written covered call options is equity price risk. The Growth and Income Fund utilizes equity index futures to equitize residual cash balances, where possible, in order to reduce tracking error from the S&P 500® Index. The Growth & Income Fund and Tactical Allocation Fund invest in written covered call options contracts in an attempt to manage equity price risk and with the purpose of generating realized gains.

For additional information on the futures contracts and written covered call options in which each Fund was invested at the end of the reporting period, refer to the Schedule of Investments and Note 2G.

Written options transactions, during the year ended March 31, 2014, were as follows:

	Growth & Income Fund		Tactical Allocation Fund
Call options	# of contracts	Premium Received	# of contracts	Premium Received
Options outstanding at beginning of year	390	$58	285	$43
Written options	—	—	—	—
Options repurchased	—	—	—	—
Options expired	(310)	(29)	(225)	(21)
Options exercised	(80)	(29)	(60)	(22)

Options outstanding at March 31, 2014	—	$—	—	$—

The following is a summary of the Trusts’ derivative instrument holdings categorized by primary risk exposure as of March 31, 2014:

Statements of Assets and Liabilities
Growth & Income
Assets: Variation margin for futures contracts(1)	$5
Liabilities: None	—

Net asset (liability) balance	$5

Statements of Operations
Growth & Income
Net realized gain (loss) on futures	$155
Net change in unrealized appreciation (depreciation) on futures	5

Total net realized and unrealized gain (loss)	$160

(1)	Variation margin shown on the Statement of Assets and Liabilities is the daily change in the unrealized appreciation (depreciation) for open futures contracts.

For the year ended March 31, 2014, Growth & Income Fund’s average volume of futures activities is as follows:

Futures Contracts – Sold(2)
$781

(2)	Notional Amount

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2014

Note	6. Capital Share Transactions

(reported in thousands)

Transactions in shares of capital stock, during the periods ended as indicated below, were as follows:

	Growth & Income Fund				Mid-Cap Core Fund
	Year Ended March 31, 2014		Year Ended March 31, 2013		Year Ended March 31, 2014		Year Ended March 31, 2013
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	874	$18,256	204	$3,688	109	$2,035	48	$761
Reinvestment of distributions	367	7,643	9	157	2	38	2	26
Conversion of Class B shares to Class A shares	—	—	126	2,311	—	—	—	—
Plan of Reorganization	—	—	1,258	22,017	—	—	—	—
Shares repurchased	(1,353)	(27,264)	(881)	(15,579)	(55)	(1,039)	(12)	(197)

Net Increase / (Decrease)	(112)	$(1,365)	716	$12,594	56	$1,034	38	$590

Class B
Sale of shares	—	$—	— (1)	$6	—	$—	—	$—
Conversion of Class B shares to Class A shares	—	—	(133)	(2,311)	—	—	—	—
Shares repurchased	—	—	(34)	(562)	—	—	—	—

Net Increase / (Decrease)	—	$—	(167)	$(2,867)	—	$—	—	$—

Class C
Sale of shares	107	$2,077	25	$416	11	$201	— (1)	$— (1)
Reinvestment of distributions	95	1,859	—	—	— (1)	4	— (1)	3
Plan of Reorganization	—	—	35	578	—	—	—	—
Shares repurchased	(187)	(3,659)	(241)	(4,036)	(14)	(258)	(1)	(9)

Net Increase / (Decrease)	15	$277	(181)	$(3,042)	(3)	$(53)	(1)	$(6)

Class I
Sale of shares	70	$1,438	65	$1,170	5	$87	47	$741
Reinvestment of distributions	31	643	2	29	1	19	2	27
Plan of Reorganization	—	—	812	14,209	—	—	—	—
Shares repurchased	(181)	(3,713)	(629)	(11,185)	(22)	(406)	(54)	(857)

Net Increase / (Decrease)	(80)	$(1,632)	250	$4,223	(16)	$(300)	(5)	$(89)

	Mid-Cap Growth Fund				Mid-Cap Value Fund
	Year Ended March 31, 2014		Year Ended March 31, 2013		Year Ended March 31, 2014		Year Ended March 31, 2013
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	164	$3,334	248	$4,147	1,127	$37,178	1,771	$46,602
Reinvestment of distributions	—	—	—	—	18	527	20	511
Shares repurchased	(542)	(10,855)	(590)	(10,131)	(2,385)	(77,262)	(3,727)	(96,941)

Net Increase / (Decrease)	(378)	$(7,521)	(342)	$(5,984)	(1,240)	$(39,557)	(1,936)	$(49,828)

Class B
Sale of shares	—	$— (1)	11	$154	—	$—	—	$—
Shares repurchased	(30)	(501)	(41)	(590)	—	—	—	—

Net Increase / (Decrease)	(30)	$(501)	(30)	$(436)	—	$—	—	$—

Class C
Sale of shares	33	$561	12	$183	145	$4,630	109	$2,773
Reinvestment of distributions	—	—	—	—	—	—	—	—
Shares repurchased	(41)	(716)	(37)	(542)	(261)	(8,076)	(449)	(11,374)

Net Increase / (Decrease)	(8)	$(155)	(25)	$(359)	(116)	$(3,446)	(340)	$(8,601)

Class I
Sale of shares	15	$292	8	$140	1,388	$44,685	1,973	$51,792
Reinvestment of distributions	—	—	—	—	17	521	16	412
Shares repurchased	(7)	(150)	(12)	(198)	(1,123)	(36,367)	(982)	(26,164)

Net Increase / (Decrease)	8	$142	(4)	$(58)	282	$8,839	1,007	$26,040

(1)	Amount less than 500.

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2014

	Quality Large-Cap Value Fund				Quality Small-Cap Fund
	Year Ended March 31, 2014		Year Ended March 31, 2013		Year Ended March 31, 2014		Year Ended March 31, 2013
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	185	$2,348	135	$1,450	1,578	$24,479	2,022	$25,130
Reinvestment of distributions	25	309	32	327	28	389	162	1,962
Plan of Reorganization	—	—	751	8,071	—	—	—
Shares repurchased	(702)	(8,936)	(695)	(7,617)	(1,902)	(29,349)	(2,824)	(35,280)

Net Increase / (Decrease)	(492)	$(6,279)	223	$2,231	(296)	$(4,481)	(640)	$(8,188)

Class B
Sale of shares	—	$—	— (1)	$(1)	—	$—	—	$—
Shares repurchased	—	—	—	—	—	—	—	—

Net Increase / (Decrease)	—	$—	—	$(1)	—	$—	—	$—

Class C
Sale of shares	46	$585	28	$305	151	$2,367	308	$3,804
Reinvestment of distributions	1	13	1	12	—	—	19	231
Plan of Reorganization	—	—	24	253	—	—	—	—
Shares repurchased	(62)	(785)	(61)	(647)	(234)	(3,598)	(338)	(4,190)

Net Increase / (Decrease)	(15)	$(187)	(8)	$(77)	(83)	$(1,231)	(11)	$(155)

Class I
Sale of shares	49	$620	125	$1,368	2,033	$31,530	3,363	$42,330
Reinvestment of distributions	14	176	10	107	22	298	152	1,832
Plan of Reorganization	—	—	—	—	—	—	—	—
Shares redeemed in-kind (Note 14)	—	—	2,966	31,865	—	—	(1,305)	(16,817)
Shares repurchased	(1,915)	(24,006)	(694)	(7,614)	(2,418)	(37,542)	(10,775)	(131,830)

Net Increase / (Decrease)	(1,852)	$(23,210)	2,407	$25,726	(363)	$(5,714)	(8,565)	$(104,485)

	Small-Cap Core Fund				Small-Cap Sustainable Growth Fund
	Year Ended March 31, 2014		Year Ended March 31, 2013		Year Ended March 31, 2014		Year Ended March 31, 2013
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	2,997	$67,656	3,894	$76,904	1,560	$25,926	362	$4,739
Reinvestment of distributions	11	242	123	2,270	138	2,239	—	—
Shares repurchased	(2,991)	(69,413)	(1,178)	(23,153)	(804)	(13,309)	(1,640)	(20,781)

Net Increase / (Decrease)	17	$(1,515)	2,839	$56,021	894	$14,856	(1,278)	$(16,042)

Class C
Sale of shares	465	$9,565	710	$12,906	425	$6,726	90	$1,143
Reinvestment of distributions	1	10	17	295	17	260	—	—
Shares repurchased	(356)	(7,627)	(160)	(2,874)	(143)	(2,237)	(161)	(2,002)

Net Increase / (Decrease)	110	$1,948	567	$10,327	299	$4,749	(71)	$(859)

Class I
Sale of shares	7,040	$166,807	5,264	$107,576	879	$14,663	308	$4,178
Reinvestment of distributions	10	215	174	3,308	19	313	—	—
Shares redeemed in-kind (Note 14)	—	—	(3,209)	(62,887)	—	—	—	—
Shares repurchased	(4,799)	(116,092)	(1,649)	(32,979)	(356)	(5,869)	(387)	(4,947)

Net Increase / (Decrease)	2,251	$50,930	580	$15,018	542	$9,107	(79)	$(769)

(1)	Amount less than 500.

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2014

	Strategic Growth Fund				Tactical Allocation Fund
	Year Ended March 31, 2014		Year Ended March 31, 2013		Year Ended March 31, 2014		Year Ended March 31, 2013
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	397	$4,550	478	$4,735	669	$6,590	521	$4,889
Reinvestment of distributions	92	961	—	—	2,045	19,333	579	5,508
Shares repurchased	(4,040)	(46,396)	(5,517)	(54,205)	(2,171)	(21,292)	(2,264)	(21,441)

Net Increase / (Decrease)	(3,551)	$(40,885)	(5,039)	$(49,470)	543	$4,631	(1,164)	$(11,044)

Class B
Sale of shares	2	$20	— (1)	$5	1	$13	1	$6
Reinvestment of distributions	—	—	—	—	7	69	3	24
Shares repurchased	(110)	(1,082)	(172)	(1,456)	(31)	(311)	(45)	(429)

Net Increase / (Decrease)	(108)	$(1,062)	(172)	$(1,451)	(23)	$(229)	(41)	$(399)

Class C
Sale of shares	31	$301	15	$128	127	$1,273	84	$812
Reinvestment of distributions	—	—	—	—	32	313	7	67
Shares repurchased	(102)	(1,000)	(119)	(1,001)	(91)	(913)	(37)	(357)

Net Increase / (Decrease)	(71)	$(699)	(104)	$(873)	68	$673	54	$522

Class I
Sale of shares	114	$1,318	123	$1,222	—	$—	—	$—
Reinvestment of distributions	3	28	—	—	—	—	—	—
Shares repurchased	(210)	(2,542)	(55)	(557)	—	—	—	—

Net Increase / (Decrease)	(93)	$(1,196)	68	$665	—	$—	—	$—

(1)	Amount less than 500.

Note	7. 10% Shareholders

At March 31, 2014, certain Funds had individual shareholder accounts, and/or omnibus shareholder accounts, (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of each such Fund as detailed below:

	% of Shares	Number of Accounts
Mid-Cap Core Fund	38%	1*
Quality Small-Cap Fund	14	1*
Small-Cap Core Fund	38	2*

*	Includes affiliated shareholder accounts.

Note	8. Indemnifications

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Each Trustee has entered into an indemnification agreement with the Trust. In addition, in the normal course of business, the Funds enter into contracts that provide a variety of indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and that have not occurred. However, the Funds have not had prior claims or losses pursuant to these arrangements and expect the risk of loss to be remote.

Note	9. Federal Income Tax Information

($ reported in thousands)

At March 31, 2014, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Funds were as follows:

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Growth & Income Fund	$130,902	$19,649	$(388)	$19,261
Mid-Cap Core Fund	3,240	1,157	(6)	1,151
Mid-Cap Growth Fund	72,064	17,496	(1,218)	16,278
Mid-Cap Value Fund	296,449	167,229	(1,772)	165,457
Quality Large-Cap Value Fund	41,094	21,517	(62)	21,455
Quality Small-Cap Fund	178,594	93,787	(1,079)	92,708
Small-Cap Core Fund	345,279	96,328	(4,405)	91,923
Small-Cap Sustainable Growth Fund	97,216	32,195	(308)	31,887
Strategic Growth Fund	288,865	127,965	(2,480)	125,485
Tactical Allocation Fund	167,438	37,882	(3,037)	34,845

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2014

Certain Funds have capital loss carryovers available to offset future realized capital gains, through the indicated expiration dates:

	Expiration Year
	2017	2018	2019	Total
Growth & Income Fund	$1,478	$—	$—	$1,478
Mid-Cap Value Fund	—	63,785	6,953	70,738
Quality Large-Cap Value Fund	17,583	8,385	—	25,968
Quality Small-Cap Fund	13,965	—	—	13,965
Small-Cap Core Fund	8,043	—	—	8,043
Small-Cap Sustainable Growth Fund	—	1,312	—	1,312
Strategic Growth Fund	1,137	5,952	—	7,089

The Trust may not realize the benefit of these losses to the extent each Fund does not realize gains on investments prior to the expiration of the capital loss carryovers. Growth & Income Fund’s, Quality Large-Cap Value Fund’s, Quality Small-Cap Fund’s, Small-Cap Core Fund’s, Small-Cap Sustainable Growth Fund’s and Strategic Growth Fund’s amounts include losses acquired in connection with prior year mergers. Utilization of these capital loss carryovers is subject to annual limitations.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

For the year ended March 31, 2014, certain Funds utilized losses deferred in prior years against current year capital gains as follows:

Fund
Growth & Income Fund	$12,467
Mid-Cap Growth Fund	5,005
Mid-Cap Value Fund	26,840
Quality Large-Cap Value Fund	5,866
Quality Small-Cap Fund	13,270
Small-Cap Core Fund	2,681
Small-Cap Sustainable Growth Fund	204
Strategic Growth Fund	33,481

Capital losses realized after October 31 and certain late year losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended March 31, 2014, certain Funds deferred and recognized qualified late year losses as follows:

	Late Year Ordinary Losses Deferred	Late Year Ordinary Losses Recognized	Capital Loss Deferred	Capital Loss Recognized
Mid-Cap Growth Fund	$197	$193	$—	$146
Quality Large-Cap Value Fund	—	—	17	—
Quality Small-Cap Fund	—	—	—	2
Small-Cap Sustainable Growth Fund	353	175	—	—
Strategic Growth Fund	174	—	—	—

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed above) consist of the following:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
Growth & Income Fund	$399	$15,244
Mid-Cap Core Fund	30	41
Mid-Cap Growth Fund	—	889
Mid-Cap Value Fund	1,272	—
Quality Large-Cap Value Fund	324	—
Quality Small-Cap Fund	566	10,806
Small-Cap Core Fund	3,770	8,638
Small-Cap Sustainable Growth Fund	—	5,685
Tactical Allocation Fund	2,235	3,125

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2014

The tax character of dividends and distributions paid during the years ended March 31, 2014 and 2013 was as follows:

		Ordinary Income	Long-Term Capital Gains	Total
Growth & Income Fund	2014	$660	$10,874	$11,534
	2013	216	—	216
Mid-Cap Core Fund	2014	2	62	64
	2013	53	12	65
Mid-Cap Growth Fund	2014	—	—	—
	2013	—	—	—
Mid-Cap Value Fund	2014	1,207	—	1,207
	2013	1,075	—	1,075
Quality Large-Cap Value Fund	2014	641	—	641
	2013	578	—	578
Quality Small-Cap Fund	2014	860	—	860
	2013	4,838	—	4,838
Small-Cap Core Fund	2014	557	102	659
	2013	2,529	4,276	6,805
Small-Cap Sustainable Growth Fund	2014	—	3,163	3,163
	2013	—	—	—
Strategic Growth Fund	2014	1,108	—	1,108
	2013	—	—	—
Tactical Allocation Fund	2014	4,003	18,159	22,162
	2013	4,335	2,095	6,430

Note	10. Reclassification of Capital Accounts

($ reported in thousands)

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Funds. As of March 31, 2014, the Funds recorded reclassifications to increase (decrease) the accounts as listed below:

	Capital Paid in on Shares of Beneficial Interest	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Growth & Income Fund	$3	$(5)	$2
Mid-Cap Core Fund	—	11	(11)
Mid-Cap Growth Fund	(707)	690	17
Mid-Cap Value Fund	—	(3)	3
Quality Large-Cap Value Fund	—	(20)	20
Quality Small-Cap Fund	—	(9)	9
Small-Cap Core Fund	—	(8)	8
Small-Cap Sustainable Growth Fund	(16)	889	(873)
Strategic Growth Fund	(373)	332	41
Tactical Allocation Fund	— (1)	(291)	291

(1)	Amount less than $500

Note	11. Illiquid and Restricted Securities

Investments are generally considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund. Additionally, the following information is also considered in determining liquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment. Illiquid securities are noted as such at the end of each Fund’s Schedule of Investments where applicable. However, a portion of such footnoted securities could be liquid where the subadviser determines that some, though not all of the position could be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund.

Restricted securities are illiquid securities, as defined above, not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category, except where defined as illiquid.

At March 31, 2014, the Funds did not hold any securities that are both illiquid and restricted.

Each Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.

Note	12. Credit Risk and Asset Concentrations

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund’s ability to repatriate such amounts.

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2014

High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield securities may be complex, and as a result, it may be more difficult for the Adviser and/or Subadvisers to accurately predict risk.

Certain Funds may invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if a Fund did not concentrate its investments in such sectors.

At March 31, 2014, the Funds listed held securities issued by various companies in specific sectors as detailed below:

Fund	Sector	Percentage of Total Investments
Mid-Cap Growth Fund	Information Technology	27%
Mid-Cap Value Fund	Materials	29%
Quality Large-Cap Value Fund	Financials	27%
Quality Small-Cap Fund	Information Technology	25%
Small-Cap Core Fund	Industrials	28%
Small-Cap Sustainable Growth Fund	Information Technology	36%
Strategic Growth Fund	Information Technology	34%

Note	13. Plans of Reorganization

A.	On June 4, 2012, the Board of Trustees of the Insight Trust approved an Agreement and Plan of Reorganization (the “Plan”) with respect to the Virtus Core Equity Fund (the “Merged Fund”), a series of Virtus Insight Trust, and Growth & Income Fund (the “Acquiring Fund”), a series of the Trust, which provided for the transfer of all of the assets of the Merged Fund for shares of the Acquiring Fund and the assumption of the liabilities of the Merged Fund. The purpose of the transaction was to eliminate the offering of overlapping Funds with similar investment objectives and similar investment strategies within the Virtus Mutual Fund Complex, while simultaneously creating economies of scale for the surviving Funds that were intended to lower Fund expenses. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Merged Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

On September 21, 2012 Class B shares were converted into Class A shares.

The acquisition was accomplished by a tax-free exchange of shares on October 26, 2012. The share transactions associated with the merger are as follows:

Merged Fund		Shares Outstanding	Acquiring Fund		Shares Converted	Merged Fund Net Asset Value of Converted Shares
Virtus Core			Growth
Equity Fund			& Income Fund
	Class			Class
	A	1,088		A	1,258	$22,017
	C	29		C	35	578
	I	691		I	812	14,209

The net assets and net unrealized appreciation (depreciation) immediately before the acquisition were as follows:

Merged Fund	Net Assets	Unrealized Appreciation (Depreciation)	Acquiring Fund	Net Assets
Virtus Core Equity Fund	$36,804	$3,968	Growth & Income Fund	$104,919

Assuming the acquisition had been completed on April 1, 2012, Growth & Income Fund results of operations for the year ended March 31, 2013, would have been as follows:

Net investment income (loss)	$922(a)
Net gain (loss) on investments	24,626	(b)

Net increase (decrease) in assets from operations	$25,548

(a)	$462, as reported in the Statement of Operations, plus $460 Net Investment Income from Virtus Core Equity Fund pre-merger.

(b)	$11,267, as reported in the Statement of Operations, plus $13,359 Net Realized and Unrealized Gain (Loss) on Investments from Virtus Core Equity Fund pre-merger.

Because both Virtus Core Equity Fund and Growth & Income Fund sold and redeemed shares throughout the period, providing pro-forma information on a per-share basis is not feasible.

Because the combined Funds have been managed as an integrated single Fund since the completion date it is also not feasible to separate the income/(losses) and gains/(losses) of the merged Virtus Core Equity Fund that have been included in the Growth & Income Fund Statement of Operations since October 26, 2012.

B.

On June 4, 2012, the Board of Trustees of Virtus Insight Trust also approved an Agreement and Plan of Reorganization (the “Plan”) with respect to the Virtus Value Equity Fund (the “Merged Fund”), a series of the Virtus Insight Trust, and the Quality Large-Cap Value Fund (the “Acquiring Fund”), a series of the Trust, which provided for the transfer of all of the assets of the Merged Fund for shares of the Acquiring Fund and the assumption of the liabilities of the Merged Fund. The purpose of the transaction was to eliminate the offering of overlapping Funds with similar investment objectives and

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2014

similar investment strategies within the Virtus Mutual Fund Complex, while simultaneously creating economies of scale for the surviving Funds that were intended to lower Fund expenses. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Merged Fund was carried forward to align ongoing reporting of the Acquiring Fund realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The acquisition was accomplished by a tax-free exchange of shares on October 26, 2012. The share transactions associated with the merger are as follows:

Merged Fund		Shares Outstanding	Acquiring Fund		Shares Converted	Merged Fund Net Asset Value of Converted Shares
Virtus Value			Quality Large-Cap
Equity Fund			Value Fund
	Class			Class
	A	648		A	751	$8,071
	C	20		C	24	253
	I	2,581		I	2,966	31,865

The net assets and net unrealized appreciation (depreciation) immediately before the acquisition were as follows:

Merged Fund	Net Assets	Unrealized Appreciation (Depreciation)	Acquiring Fund	Net Assets
Virtus Value			Quality Large-Cap
Equity Fund	$40,189	$3,388	Value Fund	$42,930

Assuming the acquisition had been completed on April 1, 2012, Quality Large-Cap Value Fund results of operations for the year ended March 31, 2013, would have been as follows:

Net investment income (loss)	$1,815	(a)
Net gain (loss) on investments	25,421	(b)

Net increase (decrease) in assets from operations	27,236

(a)	$762, as reported in the Statement of Operations, plus $1,053 Net Investment Income from Virtus Value Equity Fund pre-merger.
(b)	$8,422, as reported in the Statement of Operations, plus $16,999 Net Realized and Unrealized Gain (Loss) on Investments from Virtus Value Equity Fund pre-merger.

Because both Virtus Value Equity Fund and Quality Large-Cap Value Fund sold and redeemed shares throughout the period, providing pro-forma information on a per-share basis is not feasible.

Because the combined Funds have been managed as an integrated single Fund since the completion date it is also not feasible to separate the income/(losses) and gains/(losses) of the merged Virtus Value Equity Fund that have been included in the Quality Large-Cap Value Fund Statement of Operations since October 26, 2012.

Note	14. Redemptions-In-Kind

(reported in thousands)

During the year ended March 31, 2013, the Quality Small-Cap Fund realized $5,556 of net gains and the Small-Cap Core Fund realized $17,905 of net gains resulting from redemptions in-kind in which a shareholder redeemed fund shares for securities held by each Fund rather than for cash. Because such gains are not taxable to the Funds, and are not distributed to remaining shareholders, they have been reclassified from accumulated undistributed net realized gains (loss) to Capital paid in on shares of beneficial interest.

Note	15. Subsequent Event Evaluations

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issuance, and has determined that there are no subsequent events that require recognition or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds, as defined, and Board of Trustees of Virtus Equity Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Virtus Growth & Income Fund, Virtus Mid-Cap Core Fund, Virtus Mid-Cap Growth Fund, Virtus Mid-Cap Value Fund, Virtus Quality Large-Cap Value Fund, Virtus Quality Small-Cap Fund, Virtus Small-Cap Core Fund, Virtus Small-Cap Sustainable Growth Fund, Virtus Strategic Growth Fund and Virtus Tactical Allocation Fund (constituting funds within Virtus Equity Trust, hereafter referred to as the “Funds”) at March 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and each of their financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania

May 21, 2014

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042 T: (267) 330 3000, F:(267) 330 3300, www.pwc.com/us/

VIRTUS EQUITY TRUST

TAX INFORMATION NOTICE (Unaudited)

MARCH 31, 2014

For the fiscal year ended March 31, 2014, the Funds make the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Funds which qualify for the dividends received deduction (“DRD”) for corporate shareholders. The Funds designate the amounts below as long-term capital gains dividends (“LTCG”) ($ reported in thousands), or if subsequently different, the amounts will be designated in the next annual report. The actual percentages for the calendar year will be designated in the year-end tax statements.

	QDI	DRD	LTCG
Growth & Income Fund	100%	100%	$26,117
Mid-Cap Core Fund	100	100	72
Mid-Cap Growth Fund	—	—	889
Mid-Cap Value Fund	100	100	—
Quality Large-Cap Value Fund	100	100	—
Quality Small-Cap Fund	100	100	10,806
Small-Cap Core Fund	100	100	8,664
Small-Cap Sustainable Growth Fund	—	—	7,329
Tactical Allocation Fund	37	28	12,151

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES

The Board of Trustees (the “Board”) of Virtus Equity Trust (the “Trust”) is responsible for determining whether to approve the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Virtus Investment Advisers, Inc. (“VIA”) and of each subadvisory agreement (each, a “Subadvisory Agreement” and collectively, the “Subadvisory Agreements”) (together with the Advisory Agreement, the “Agreements”) with respect to the funds of the Trust, including Virtus Growth & Income Fund*, Virtus Mid-Cap Core Fund, Virtus Mid-Cap Growth Fund, Virtus Mid-Cap Value Fund, Virtus Quality Large-Cap Value Fund, Virtus Quality Small-Cap Fund, Virtus Small-Cap Core Fund, Virtus Small-Cap Sustainable Growth Fund, Virtus Strategic Growth Fund, and Virtus Tactical Allocation Fund (individually and collectively, the “Funds”) of the Trust. At an in-person meeting held November 12-14, 2013, the Board, including a majority of the Trustees who are not interested persons of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (the “Independent Trustees”), considered and approved the continuation of each Agreement due for renewal, as further discussed below.

In connection with the approval of the Agreements, the Board requested and evaluated information provided by VIA and each subadviser (each, a “Subadviser” and collectively, the “Subadvisers”) which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the renewal of each of the Agreements would be in the best interests of each applicable Fund and its respective shareholders. The Board also considered information furnished throughout the year at regular Board meetings with respect to the services provided by VIA and the Subadvisers, including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from the Subadvisers with respect to the Fund(s) they manage. The Board noted the affiliation of certain of the Subadvisers with VIA and any potential conflicts of interest.

The Board was separately advised by independent legal counsel throughout the process. For each Agreement, the Board considered all the criteria separately with respect to the applicable Fund and its shareholders. In their deliberations, the Board considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Board also discussed the proposed approval of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Agreements with respect to each Fund, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Funds by VIA and each of the Subadvisers; (2) the performance of the Funds as compared to an appropriate peer group and an appropriate index; (3) the level and method of computing each Fund’s advisory and subadvisory fees, and comparisons of the Funds’ advisory fee rates with those of a group of funds with similar investment objectives; (4) the profitability of VIA under the Advisory Agreement; (5) any “fall-out” benefits to VIA, the Subadvisers and their affiliates (i.e., ancillary benefits realized by VIA, the Subadvisers or their affiliates from VIA’s or the applicable Subadviser’s relationship with the Trust); (6) the anticipated effect of growth in size on each Fund’s performance and expenses; (7) fees paid to VIA and the Subadvisers by comparable accounts, as applicable; (8) possible conflicts of interest; and (9) the terms of the Agreements.

Nature, Extent and Quality of Services

The Trustees received in advance of the meeting information provided by VIA and each Subadviser, concerning a number of topics, including such company’s investment philosophy, resources, operations and compliance structure. The Trustees also received a presentation by VIA’s senior management personnel, during which among other items, VIA’s history, investment process, investment strategies, personnel, compliance procedures and the firm’s overall performance were reviewed and discussed. The Trustees noted that the Funds are managed using a “manager of managers” structure that generally involves the use of one or more subadvisers to manage some or all of a fund’s portfolio. Under this structure, VIA is responsible for the management of the Funds’ investment programs and day-to-day operations and for evaluating and selecting subadvisers on an ongoing basis and making any recommendations to the Board regarding hiring, retaining or replacing subadvisers. In considering the Agreement with VIA, the Board considered VIA’s process for supervising and managing the Funds’ subadvisers, including (a) VIA’s ability to select and monitor the subadvisers; (b) VIA’s ability to provide the services necessary to monitor the subadvisers’ compliance with the Funds’ respective investment objectives, policies and restrictions as well as provide other oversight activities; and (c) VIA’s ability and willingness to identify instances in which a subadviser should be replaced and to carry out the required changes. The Trustees also considered: (a) the experience and capability of VIA’s management and other personnel; (b) the financial condition of VIA, and whether it had the financial wherewithal to provide a high level and quality of services to the Funds; (c) the quality of VIA’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative and other services provided by VIA and its affiliates to the Funds; (e) VIA’s supervision of the Funds’ other service providers; and (f) VIA’s risk management processes. It was noted that affiliates of VIA serve as administrator and distributor to the Funds. The Board also took into account its knowledge of VIA’s management and the quality of the performance of VIA’s duties through Board meetings, discussions and reports, as well as information from the Trust’s Chief Compliance Officer (“CCO”) regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

With respect to the services provided by each of the Subadvisers, the Board considered information provided to the Board by each Subadviser, including each Subadviser’s Form ADV, as well as information provided throughout the past year. With respect to the Subadvisory Agreements, the Board noted that each Subadviser provided portfolio management, compliance with the respective Funds’ investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Board also noted that VIA’s and the Subadvisers’ management of the Funds is subject to the oversight of the Board and must be carried out in accordance with the investment objectives, policies and restrictions set forth in the Funds’ prospectuses and statement of additional information. In considering the renewal of the Subadvisory Agreements, the Board also considered each Subadviser’s investment management process, including (a) the experience and capability of the Subadviser’s management and other personnel committed by the Subadviser to the respective Funds; (b) the financial condition of the Subadviser; (c) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (d) the Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account each Subadviser’s risk assessment and monitoring process. The Board noted each Subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate.

After considering all of the information provided to them, the Trustees concluded that the nature, extent and quality of the services provided by VIA and each Subadviser were satisfactory and that there was a reasonable basis on which to conclude that each would continue to provide a high quality of investment services to the applicable Fund.

* The Subadvisory Agreement for Virtus Growth & Income Fund was not included in the 2013 annual contract renewal.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES (Continued)

Investment Performance

The Board considered performance reports and discussions at Board meetings throughout the year, as well as a report (the “Lipper Report”) for the Funds prepared by Lipper Inc. (“Lipper”), an independent third party provider of investment company data, furnished in connection with the contract renewal process. The Lipper Report presented each Fund’s performance relative to a peer group of other mutual funds (the “Performance Universe”) and relevant indexes, as selected by Lipper. The Board also considered performance information presented by management and took into account management’s discussion of the same, including the effect of market conditions on each Fund’s performance. The Board evaluated each Fund’s performance in the context of the considerations that a “manager of managers” structure requires. The Board noted that it also reviews on a quarterly basis detailed information about both the Funds’ performance results and portfolio composition, as well as each Subadviser’s investment strategy. The Board noted VIA’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Subadviser. The Board also noted each Subadviser’s performance record with respect to a Fund. The Board was mindful of VIA’s focus on each Subadviser’s performance and noted VIA’s performance in monitoring and responding to any performance issues with respect to the Funds. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Fund.

The Board considered, among other performance data, the information set forth below with respect to the performance of each Fund for the period ended September 30, 2013.

Virtus Growth & Income Fund. The Board noted that the Fund underperformed the median of its Performance Universe and underperformed its benchmark for the 1-, 3-, 5- and 10- year periods.

Virtus Mid-Cap Core Fund. The Board noted that the Fund underperformed the median of its Performance Universe and underperformed its benchmark for the 1- and 3- year periods.

Virtus Mid-Cap Growth Fund. The Board noted that the Fund underperformed the median of its Performance Universe and underperformed its benchmark for the 1-, 3-, 5- and 10- year periods.

Virtus Mid-Cap Value Fund. The Board noted that the Fund outperformed the median of its Performance Universe for the 1-, 3-, 5- and 10- year periods. The Board also noted that the Fund outperformed its benchmark for the 3- and 10- year periods and underperformed its benchmark for the 1- and 5- year periods.

Virtus Quality Large-Cap Value Fund. The Board noted that the Fund underperformed the median of its Performance Universe and underperformed its benchmark for the 1-, 3- and 5- year periods.

Virtus Quality Small-Cap Fund. The Board noted that the Fund outperformed the median of its Performance Universe for the 1-, and 5- year periods and underperformed the median of its Performance Universe for the 3-year period . The Board also noted that the Fund outperformed its benchmark for the 1- , 3- and 5- year periods.

Virtus Small-Cap Core Fund. The Board noted that the Fund outperformed the median of its Performance Universe for the 5-year period and underperformed the median of its Performance Universe for the 1-, 3- and 10- year periods. The Board also noted that the Fund outperformed its benchmark for the 3- and 5- year periods and underperformed its benchmark for the 1- and 10- year periods.

Virtus Small-Cap Sustainable Growth Fund. The Board noted that the Fund outperformed the median of its Performance Universe for the 1-, 3- and 5- year periods. The Board also noted that the Fund outperformed its benchmark for the 3- and 5- year periods and underperformed its benchmark for the 1-year period.

Virtus Strategic Growth Fund. The Board noted that the Fund underperformed the median of its Performance Universe for the 1-, 3-, 5- and 10- year periods. The Board also noted that the Fund underperformed its benchmark for the 1-, 3-, 5- and 10- year periods.

Virtus Tactical Allocation Fund. The Board noted that the Fund outperformed the median of its Performance Universe for the 3- and 5- year periods and underperformed the median of its Performance Universe for the 1-year period and 10- year periods. The Board also noted that the Fund outperformed its benchmark for the 1- and 3- year periods and underperformed its benchmark for the 5- and 10- year periods.

With respect to certain Funds, including Virtus Mid-Cap Growth Fund, Virtus Quality Large-Cap Value Fund, Virtus Mid-Cap Core Fund and Virtus Strategic Growth Fund, the Board also considered management’s discussion about the reasons for each Fund’s underperformance relative to its peer group or benchmark. After reviewing these and related factors, the Board concluded that each Fund’s overall performance was satisfactory.

Management Fees and Total Expenses

The Board considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons of each Fund’s net management fee and total expense level to those of its peer group (the “Expense Group”). In comparing each Fund’s net management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. The Board also noted that certain of the Funds had fee waivers and/or expense caps in place to limit the total expenses incurred by those Funds and their shareholders. The Board also noted that the subadvisory fees were paid by VIA out of its management fees rather than paid separately by the Funds. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VIA after payment of the subadvisory fee. The Board also took into account the size of each of the Funds and the impact on expenses. The Subadvisers provided, and the Board considered, expense information of comparable accounts managed by the Subadvisers, as applicable.

In addition to the foregoing, the Board considered, among other data, the information set forth below with respect to each Fund’s fees and expenses. In each case, the Board took into account management’s discussion of a Fund’s expenses, including the type and size of a Fund relative to the other funds in its Expense Group.

Virtus Growth & Income Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were below the median of the Expense Group.

Virtus Mid-Cap Core Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were below the median of the Expense Group.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES (Continued)

Virtus Mid-Cap Growth Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were above the median of the Expense Group.

Virtus Mid-Cap Value Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were above the median of the Expense Group.

Virtus Quality Large-Cap Value Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were above the median of the Expense Group.

Virtus Quality Small-Cap Fund. The Board considered that the Fund’s net management fee and net total expenses were above the median of the Expense Group.

Virtus Small-Cap Core Fund. The Board considered that the Fund’s net management fee was above the median of the Expense Group and net total expenses were below the median of the Expense Group.

Virtus Small-Cap Sustainable Growth Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were above the median of the Expense Group.

Virtus Strategic Growth Fund. The Board considered that the Fund’s net management fee and net total expenses were above the median of the Expense Group.

Virtus Tactical Allocation Fund. The Board considered that the Fund’s net management fee and net total expenses were above the median of the Expense Group.

Based on the level and type of services provided, the Board determined that each Fund’s fees and expenses were reasonable. The Board concluded that the advisory and subadvisory fees for each Fund were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

Profitability

The Board also considered certain information relating to profitability that had been provided by VIA. In this regard, the Board considered information regarding the overall profitability, as well as on a fund-by-fund basis, of VIA for its management of the Trust, as well as its profits and those of its affiliates for managing and providing other services to the Trust, such as distribution and administrative services provided to the Funds by a VIA affiliate. In addition to the fees paid to VIA and its affiliates, including the applicable Subadvisers, the Board considered any other benefits derived by VIA or its affiliates from their relationship with the Funds and the other fund of the Trust. The Board reviewed the methodology used to allocate costs to each Fund, taking into account the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board concluded that the profitability to VIA and its affiliates from each Fund was reasonable in light of the quality of the services rendered to the Funds by VIA and its affiliates.

In considering the profitability to the Subadvisers in connection with their relationship to the Funds, the Board noted that the fees under the Subadvisory Agreements are paid by VIA out of the fees that VIA receives under the Advisory Agreement, so that Fund shareholders are not directly impacted by subadvisory fees. In considering the reasonableness of the fees payable by VIA to the affiliated Subadvisers, the Board noted that, because such Subadvisers are affiliates of VIA, such profitability might be directly or indirectly shared by VIA, and therefore the Board considered the profitability of VIA and the Subadvisers together. In addition, with respect to Sasco Capital, Inc., the unaffiliated Subadviser, the Board relied on the ability of VIA to negotiate these Subadvisory Agreements and the fees thereunder at arm’s length. For each of the above reasons, the Board concluded that the profitability to the Subadvisers and their affiliates from their relationship with the Funds was not a material factor in approval of the Subadvisory Agreements.

Economies of Scale

The Board received and discussed information concerning whether VIA realizes economies of scale as the Funds’ assets grow. The Board noted that the management fees for several of the Funds included breakpoints based on assets under management, and that fee waivers and/or expense caps were also in place for certain Funds. The Board also took into account management’s discussion of the Funds’ management fee and subadvisory fee structure, including with respect to the Funds that do not currently have breakpoints. The Board also took into account the current size of the Funds. The Board concluded that no changes to the advisory fee structure of the Funds were necessary at this time. The Board noted that VIA and the Funds may realize certain economies of scale if the assets of the Funds were to increase, particularly in relationship to certain fixed costs, and that shareholders of the Funds would have an opportunity to benefit from these economies of scale.

For similar reasons as stated above with respect to the Subadvisers’ profitability, and based upon the current size of the Funds managed by each Subadviser, the Board concluded that the potential for economies of scale in the Subadvisers’ management of the Funds was not a material factor in the approval of the Subadvisory Agreements at this time.

Other Factors. The Board considered other benefits that may be realized by VIA and each Subadviser and their respective affiliates from their relationships with the applicable Fund. Among them, the Board recognized that VP Distributors, LLC, an affiliate of VIA, serves as the distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Funds to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board noted that an affiliate of VIA also provides administrative services to the Trust. The Board noted management’s discussion of the fact that, while certain of the Subadvisers are affiliates of VIA, there are no other direct benefits to the Subadvisers or VIA in providing investment advisory services to the Funds, other than the fee to be earned under the Subadvisory Agreement. There may be certain indirect benefits gained, including to the extent that serving the Funds could provide the opportunity to provide advisory services to additional portfolios of the Trust or certain reputational benefits.

Based on all of the foregoing considerations, the Board, comprised wholly of Independent Trustees, determined that approval of each Agreement was in the best interests of each of the applicable Fund and its respective shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements with respect to each Fund.

CONSIDERATION OF SUBADVISORY AGREEMENT FOR

VIRTUS GROWTH & INCOME FUND

BY THE BOARD OF TRUSTEES

The Board of Trustees (the “Board”) of Virtus Equity Trust (the “Trust”), is responsible for the consideration and approval of advisory and subadvisory agreements for the Trust. At an in-person Board meeting held June 3-5, 2013, Fund Management recommended that QS Investors, LLC (“QS Investors” or the “Subadviser”) be appointed as subadviser to the Fund and that Virtus Investment Advisers (the “Adviser”) enter into a new subadvisory agreement with QS Investors (the “Subadvisory Agreement”). The Board, including the Independent Trustees, considered and approved the Subadvisory Agreement with QS Investors for the Fund, as further discussed below.

In evaluating the proposal to appoint QS Investors, the Board requested and evaluated information provided by the Adviser and QS Investors which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the subadviser change would be in the best interests of the Fund and its shareholders.

The Board was separately advised by independent legal counsel throughout the process. The Board considered all the criteria separately with respect to the Fund and its shareholders. In their deliberations, the Board considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Board also discussed the proposed approval of the Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of management were present.

Basis for the Board’s Recommendation

In making its determination with respect to the Subadvisory Agreement, the Board considered various factors, including:

•	Nature, extent, and quality of the services to be provided by the Subadviser. The Trustees received in advance of the meeting information in the form of an extensive questionnaire completed by the Subadviser concerning a number of topics, including its investment philosophy, resources, operations and compliance structure. The Trustees noted that the Subadviser would provide portfolio management, compliance with the Fund’s investment policies and procedures, compliance with applicable securities laws, and assurances thereof. The Trustees reviewed biographical information for the portfolio managers who would provide services under the Subadvisory Agreement and noted the breadth and depth of experience of the portfolio managers. The Trustees considered the Subadviser’s investment management process, including (a) the experience, capability of the Subadviser’s management and other personnel committed by the Subadviser to the Fund; (b) the financial condition of the Subadviser; (c) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (d) the Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars The Board also took into account the Subadviser’s risk assessment and monitoring process. The Board noted the Subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board concluded that the nature, extent and quality of the services to be provided by the Subadviser to the Fund was reasonable.

•	Investment Performance. The Board considered the performance of a composite managed by QS Investors in a similar style to how they would subadvise the Fund and concluded that the performance was satisfactory.

•	Subadvisory Fee. The Board noted that fees under the Subadvisory Agreement are paid by VIA out of the fees that VIA receives under the Advisory Agreement, so that Fund shareholders are not directly impacted by those fees. The Board concluded that the proposed subadvisory fees were fair and reasonable in light of services to be provided by the Subadviser and all factors considered.

•	Profitability and economies of scale. In considering the profitability to the Subadviser in connection with its relationship to the Fund, the Board noted that the fees under the Subadvisory Agreement are paid by VIA out of fees that VIA receives under the Advisory Agreement, so that Fund shareholders are not directly impacted by those fees. The Board also noted that the proposed subadvisory fee under the Subadvisory Agreement was the same as the subadvisory fee paid to the Fund’s previous subadviser. In considering the reasonableness of the fees payable by VIA to the Subadvisers, the Board relied on the ability of VIA to negotiate the Subadvisory Agreement and the fees thereunder at arm’s length. For each of the above reasons, the Board concluded that the profitability to the Subadvisers and their affiliates from their respective relationships with the Funds was not a material factor in approval of the Subadvisory Agreements.

•	Other Benefits. The Board considered other benefits that may be realized by the Subadviser and its affiliates from their relationship with the Fund and concluded that there were no other direct benefits to the Subadviser in providing investment advisory services to the Fund, other than the fees to be earned although there may be certain indirect benefits gained, including to the extent that serving the Funds could provide the opportunity to provide advisory services to additional portfolios of the Trust or certain reputational benefits.

Based on all of the foregoing considerations, the Board, including the Independent Trustees, determined that approval of the Subadvisory Agreement was in the best interests of the Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Subadvisory Agreement with respect to the Fund.

FUND MANAGEMENT TABLES

(Unaudited)

Information pertaining to the Trustees and officers of the Trust as of March 31, 2014, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361. The address of each individual, unless otherwise noted, is 100 Pearl Street, Hartford, CT 06103-4506. There is no stated term of office for Trustees of the Trust.

Independent Trustees

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Keith, Leroy Jr. YOB: 1939 Elected 1993 48 Funds	Chairman (since 2010), Bloc Global Services Group, LLC (construction and redevelopment company); Managing Director (2007 to 2008), Almanac Capital Management (commodities business); Director/Trustee (since 2010), Wells Fargo Funds and their predecessors, Evergreen Funds (1989 to 2010) (139 series); Director (2003 to 2010), Diversapack Co. (soft packaging company); and Trustee (since 1980), Virtus Mutual Fund Complex (48 portfolios).
McLoughlin, Philip Chairman YOB: 1946 Elected 1993 66 Funds	Partner (2006 to 2012), Cross Pond Partners, LLC (strategy consulting firm); and Managing Director (2009 to 2010), SeaCap Asset Management Fund I, L.P. and SeaCap Partners, LLC (investment management); Director (since 1991) and Chairman (since 2010), World Trust Fund; Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios); Chairman (since 2002) and Trustee (since 1989), Virtus Mutual Fund Complex (48 portfolios); Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Trustee and Chairman (since 2011), Virtus Closed-End Funds (2 portfolios); Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (3 portfolios); and Director (1985 to 2009), Argo Group International Holdings Inc. and its predecessor, PXRE Corporation (insurance).
McNamara, Geraldine M. YOB: 1951 Elected 2001 52 Funds	Retired; Trustee (since 2001), Virtus Mutual Fund Complex (48 portfolios); and Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios)
Oates, James M. YOB: 1946 Elected 1993 53 Funds	Managing Director (since 1994), Wydown Group (consulting firm); Trustee (since 1987), Virtus Mutual Fund Complex (48 portfolios); Director (since 1996), Stifel Financial; Director (since 1998), Connecticut River Bancorp; Chairman and Director (since 1999), Connecticut River Bank; Chairman (since 2000), Emerson Investment Management, Inc.; Director (since 2002), New Hampshire Trust Company; Chairman and Trustee (since 2005), John Hancock Fund Complex (234 portfolios); Non-Executive Chairman (2007 to 2011), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Trustee (since 2013), Virtus Closed-End Funds (2 portfolios); and Trustee (since 2013), Virtus Alternative Solutions Trust (3 portfolios).
Segerson, Richard E. YOB: 1946 Elected 1983 48 Funds	Retired; Trustee (since 1993), Virtus Mutual Fund Complex (48 portfolios); and Managing Director (since 1998), Northway Management Company.
Verdonck, Ferdinand L.J. YOB: 1942 Elected 2004. 48 Funds	Director (since 1998), The J.P. Morgan European Investment Trust; Director (since 2005), Galapagos N.V. (biotechnology); and Mr. Verdonck is also a director of several non-U.S. companies; Trustee (since 2002), Virtus Mutual Fund Complex (48 portfolios).

Interested Trustee

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R. YOB: 1964 Elected 2006. 64	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various senior officer positions with Virtus affiliates (since 2005); Trustee (since 2006), Virtus Mutual Funds (48 portfolios); Chairman, President and Chief Executive Officer (since 2006), The Zweig Closed-End Funds (2 portfolios); Trustee (since 2012), Virtus Variable Insurance Trust (9 portfolios); Trustee and President (since 2011), Virtus Closed-End Funds (2 portfolios); Director (since 2013), Virtus Global Funds, PLC; and Trustee (since 2013), Virtus Alternative Solutions Trust (3 portfolios).

FUND MANAGEMENT TABLES (Continued)

(Unaudited)

Officers

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bradley, W. Patrick YOB: 1972	Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006)	Senior Vice President, Fund Services (since 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Complex; Senior Vice President (since 2013), Vice President (2012 to 2013) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Closed-End Funds; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Closed-End Funds; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Senior Vice President, Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust.
Carr, Kevin J. YOB: 1954	Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005)	Senior Vice President (since 2009), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Complex; Senior Vice President (since 2013), Vice President (2012 to 2013) and Assistant Secretary (since 2012), Secretary and Chief Legal Officer (2005 to 2012), The Zweig Closed-End Funds (2 portfolios); Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Vice President and Assistant Secretary (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Senior Vice President and Assistant Secretary (since 2013), Vice President and Assistant Secretary (2012 to 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2011 to 2012), Virtus Closed-End Funds (2 portfolios); and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust.
Engberg, Nancy J. YOB: 1956	Vice President and Chief Compliance Officer (since 2011)	Vice President (since 2008) and Chief Compliance Officer (2008 to 2011), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President and Chief Compliance Officer (since 2011) Virtus Mutual Fund Complex; Vice President (since 2010), Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Closed-End Funds; Vice President and Chief Compliance Officer (since 2012), The Zweig Closed-End Funds; and Vice President and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust.
Waltman, Francis G. YOB: 1962	Executive Vice President (since 2013), Senior Vice President (2008 to 2013)

Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Complex;

Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Closed-End Funds; Director (since 2013), Virtus Global Funds PLC; and Executive Vice President (since 2013), Virtus Alternative Solutions Trust.

Virtus Mid-Cap Growth Fund, Virtus Quality Large-Cap Value Fund and Virtus Strategic Growth Fund,

each a series of Virtus Equity Trust

Supplement dated March 10, 2014 to the Summary and

Statutory Prospectuses dated July 31, 2013, as supplemented

IMPORTANT NOTICE TO INVESTORS

The first paragraph under “Principal Investment Strategies” in each fund’s summary prospectus and the summary section of the statutory prospectus for each fund is hereby amended by adding the following: “Although the fund invests primarily in U.S. companies, it may invest in foreign securities and American Depositary Receipts.”

Accordingly, the following disclosure is hereby added to the fund’s summary prospectus and in the summary section of the statutory prospectus under “Principal Risks:”

ð	Depositary Receipts Risk. The risk that investments in foreign companies through depositary receipts will expose the fund to the same risks as direct investment in securities of foreign issuers.
ð	Foreign Investing Risk. The risk that the prices of foreign securities in the fund’s portfolio will be more volatile than those of domestic securities, or will be negatively affected by currency fluctuations or economic, political or other developments.

Additionally, the chart in the section “More Information About Risks Related to Principal Investment Strategies” is hereby amended to include an “X” in the rows entitled “Depositary Receipts” and “Foreign Investing” to indicate that such risks are applicable to each of the funds. Also, the chart in the section “Additional Investment Techniques” is hereby amended to remove the “X” from the rows entitled “Depositary Receipts” and “Foreign Investing,” as applicable, since these techniques are now principal strategies of the funds and therefore no longer considered additional techniques.

Investors should retain this supplement with the Prospectuses for future reference.

VET 8019 Kayne-ADRs (3/14)

Virtus Quality Small-Cap Fund and Virtus Small-Cap Core Fund,

each a series of Virtus Equity Trust

Supplement dated November 26, 2013 to the Summary and

Statutory Prospectuses dated July 31, 2013

IMPORTANT NOTICE TO INVESTORS

Kayne Anderson Rudnick Investment Management, LLC, the subadviser to each of the above-named funds, recently announced upcoming organization changes. Effective January 1, 2014, Doug Foreman, currently Co-Chief Investment Officer and Director of Equities, will assume the title of Chief Investment Officer. Also effective January 1, 2014, Robert Schwarzkopf will no longer serve as Co-Chief Investment Officer or as a portfolio manager to Virtus Quality Small-Cap Fund and Virtus Small-Cap Core Fund.

Accordingly, the following disclosure changes will be effective on January 1, 2014

Virtus Quality Small-Cap Fund

The disclosure under “Portfolio Managers” in the fund’s summary prospectus and in the summary section of the fund’s statutory prospectus will be replaced in its entirety with the following:

ð	Julie Kutasov, Portfolio Manager and Senior Research Analyst at Kayne Anderson Rudnick. Ms. Kutasov has served as Portfolio Manager of the fund since 2008.
ð	Craig Stone, Portfolio Manager and Senior Research Analyst at Kayne Anderson Rudnick. Mr. Stone has served as Portfolio Manager of the fund since 2009.

Virtus Small-Cap Core Fund

The disclosure under “Portfolio Managers” in the fund’s summary prospectus and in the summary section of the fund’s statutory prospectus will be replaced in its entirety with the following:

ð	Todd Beiley, CFA, Portfolio Manager and Senior Research Analyst at Kayne Anderson Rudnick. Mr. Beiley has served as Portfolio Manager of the fund since 2009.
ð	Jon Christensen, CFA, Portfolio Manager and Senior Research Analyst at Kayne Anderson Rudnick. Mr. Christensen has served as Portfolio Manager of the fund since 2008.

Both Funds

The rows describing Virtus Quality Small-Cap Fund and Virtus Small-Cap Core Fund in the table under “Kayne Anderson Rudnick” on page 69 of the fund’s statutory prospectus will be replaced with the following:

Virtus Quality Small-Cap Fund	Julie Kutasov (since 2008) Craig Stone (since 2009)
Virtus Small-Cap Core Fund	Todd Beiley, CFA (since 2009) Jon Christensen, CFA (since 2008)

Additionally, the following information will replace the biographical information appearing under the table for Mr. Foreman and the biographical information for Mr. Schwarzkopf will be removed.

Doug Foreman, CFA. Mr. Foreman is a Co-Portfolio Manager of Mid-Cap Growth Fund (since February 2012) and Strategic Growth Fund (since November 2011) and is jointly responsible for the day-to-day management of each fund’s portfolio. Mr. Foreman is Chief Investment Officer (since January 2014) (Co-Chief Investment Officer, 2013), playing a leadership role in Kayne Anderson Rudnick’s equity investment operations and is a member of the Executive Management Committee. Before joining Kayne in 2011, he was director of equities at HighMark Capital Management (2009 to 2011). Prior to HighMark, Mr. Foreman was retired for two years (2007 to 2008) and was group managing director and chief investment officer of U.S. equities at Trust Company of the West (TCW)(1994 – 2006).

Investors should retain this supplement with the Prospectuses for future reference.

VET 8019 KayneChanges (11/2013)

VIRTUS EQUITY TRUST

101 Munson Street

Greenfield, MA 01301-9668

Trustees

George R. Aylward

Leroy Keith, Jr.

Philip R. McLoughlin, Chairman

Geraldine M. McNamara

James M. Oates

Richard E. Segerson

Ferdinand L.J. Verdonck

Officers

George R. Aylward, President

Francis G. Waltman, Executive Vice President

Nancy J. Engberg, Vice President and Chief Compliance Officer

W. Patrick Bradley, Senior Vice President, Chief Financial Officer and Treasurer

Kevin J. Carr, Senior Vice President, Chief Legal Officer, Counsel and Secretary

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Principal Underwriter

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Administrator and Transfer Agent

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

JPMorgan Chase Bank NA

1 Chase Manhattan Plaza

New York, NY 10005-1401

Independent Registered Public

Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103-7042

How to Contact Us

Mutual Fund Services	1-800-243-1574
Adviser Consulting Group	1-800-243-4361
Telephone Orders	1-800-367-5877
Text Telephone	1-800-243-1926
Web site	Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

P.O. Box 9874 Providence, RI 02940-8074

For more information about Virtus Mutual Funds,

please call your financial representative, or contact us

at 1-800-243-1574 or Virtus.com.

8015	5-14

ANNUAL REPORT

Virtus Balanced Fund

March 31, 2014

TRUST NAME: VIRTUS EQUITY TRUST

Not FDIC Insured

No Bank Guarantee

May Lose Value

Virtus Balanced Fund

(“Balanced Fund”)

PROXY VOTING PROCEDURES AND VOTING RECORD (FORM N-PX)

The subadviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Trustees of the Trust (“Trustees,” the “Board”). You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

FORM N-Q INFORMATION

The Trust files a complete schedule of portfolio holdings for the Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

This report is not authorized for distribution to prospective investors in the Virtus Balanced Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS

Dear Fellow Shareholders of Virtus Mutual Funds:

The past 12 months were generally strong for equities, despite some volatility in the first part of 2014. For much of January and February, uncertainty around the emerging markets economies, the Russia-Ukraine crisis, a winter-related slowing of U.S. growth, and the Federal Reserve’s asset purchase tapering prompted investors to seek “safety” in other investments, such as bonds. As March drew to a close, worries eased and stocks regained their footing.

For the 12-month period ended March 31, 2014, the U.S. stock market produced strong, double-digit returns. The S&P 500® Index gained 21.86%, the Dow Jones Industrial Average rose 15.66%, and the

NASDAQ Composite Index was up 30.18%. International equities had mixed performance, as developed markets led by Europe generally posted strong returns, while emerging markets underperformed after several years of strong asset inflows.

Following the Fed’s pre-taper announcement last May, the bond market struggled for much of 2013 but rallied at year-end into early 2014. The 10-year Treasury yield rose above 3.00% at the end of 2013 for the first time since July 2011, but declined to 2.73% on March 31. While the broad fixed income market, as measured by the Barclays U.S. Aggregate Bond Index, declined 0.10% for the 12 months ended March 31, 2014, it rebounded in the final quarter of the period with a gain of 1.84%.

Looking ahead, the prospect of higher interest rates is likely to be a key market focus, particularly after the Fed ends its bond purchases, expected later this year. However, higher rates signify an improving economy, and should give investors good reason for optimism. The U.S. is showing signs of a return to growth in hiring, consumer spending, and housing. Future market direction will be determined largely by the ability of corporations to continue to produce robust earnings. Globally, China’s recovery remains tenuous, while Europe’s economy is gaining strength.

Market uncertainty is an ever present reminder of the importance of portfolio diversification. While diversification cannot guarantee a profit or prevent loss, owning a variety of asset classes may cushion your portfolio against inevitable market fluctuations. Your financial advisor can help you ensure that your portfolio is adequately diversified across asset classes and investment strategies.

Thank you for entrusting Virtus with your assets. Should you have questions or require assistance, our customer service team is here to help at 1-866-270-7788. We appreciate your business and remain committed to your long-term financial success.

Sincerely,

George R. Aylward

May 2014

Whenever you have questions about your account or require additional information, please visit us on the Web at www.virtus.com or call our shareowner service group toll-free at 1-800-243-1574.

Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than performance shown above.

1

VIRTUS BALANCED FUND

KEY INVESTMENT TERMS

ADR (American Depositary Receipt)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Barclays U.S. Aggregate Bond Index

The Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Composite Index for Balanced Fund

A composite index consisting of 60% S&P 500® Index and 40% Barclays U.S. Aggregate Bond Index. The index is unmanaged and it is not available for direct investment.

Dow Jones Industrial Average

A market indicator composed of 30 actively traded blue chip U.S. stocks. While the index attempts to be representative of the U.S. economy as a whole, it is somewhat heavily weighted toward industrials. It is a price-weighted average, which means that the price movement of each stock is weighted equally regardless of its market capitalization. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges, and it is not available for direct investment.

Federal Reserve (the “Fed”)

The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

MSCI All Country World Index (Net)

The MSCI AC World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges, and it is not available for direct investment.

NASDAQ Composite Index

A market-capitalization weighted index of the more than 3,000 common equities listed on the Nasdaq stock exchange. Unlike other market indexes, the NASDAQ composite is not limited to companies that have U.S. headquarters. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges and it is not available for direct investment.

Payment-in-Kind Security “PIK”

A bond which pays some or all interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.

Quantitative Easing (“QE”)

A government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity.

2

VIRTUS BALANCED FUND (Continued)

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Sponsored ADR (American Depositary Receipt)

An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. These shares carry all the rights of the common share such as voting rights. ADRs must be sponsored to be able to trade on the New York Stock Exchange (NYSE).

3

VIRTUS BALANCED FUND

DISCLOSURE OF FUND EXPENSES (Unaudited)

For the six-month period of October 1, 2013 to March 31, 2014

We believe it is important for you to understand the impact of costs on your investments. All mutual funds have operating expenses. As a shareholder of the Virtus Balanced Fund (the “Fund”), you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The following Expense Table illustrates the Fund’s costs in two ways.

Actual Expenses

The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if those transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower depending on the amount of your investment and timing of any purchases or redemptions.

4

VIRTUS BALANCED FUND

DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)

For the six-month period of October 1, 2013 to March 31, 2014

Expense Table
	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Annualized Expense Ratio	Expenses Paid During Period*
Actual
Class A	$1,000.00	$1,093.90	1.07%	$5.59
Class B	1,000.00	1,090.10	1.82	9.48
Class C	1,000.00	1,089.90	1.82	9.48

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.53	1.07	5.40
Class B	1,000.00	1,015.74	1.82	9.19
Class C	1,000.00	1,015.74	1.82	9.19

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (182) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.

The Fund may invest in other funds, and the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses were included, the expenses would have been higher.

You can find more information about the Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

5

VIRTUS BALANCED FUND	Ticker Symbols: A Share: PHBLX B Share: PBCBX C Share: PSBCX

¢	Balanced Fund (the “Fund”) is diversified and has investment objectives of reasonable income, long-term capital growth and conservation of capital. There is no guarantee the Fund will achieve its objective.

¢	For the fiscal year ended March 31, 2014, the Fund’s Class A shares at NAV returned 13.79%, Class B shares returned 12.89% and Class C shares returned 12.89%. For the same period, the S&P 500® Index, a broad-based equity index, returned 21.86%; the Barclays U.S. Aggregate Bond Index, a broad-based fixed income index, returned -0.10%; and the Balanced Fund Composite Index, which is the Fund’s style-specific index appropriate for comparison, returned 12.72%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares when redeemed may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the equity markets perform during the Fund’s fiscal year?

¢	Over the Fund’s fiscal year, the S&P 500 Index returned 21.86% and attained numerous new all-time highs. Despite a few small hiccups caused by a combination of seemingly hapless communications from Federal Reserve (“Fed”) officials and occasional lukewarm corporate earnings, stocks surged higher over the period as the global economy was generally better than anticipated.

¢	Although the year was bookended by short periods where defensive segments of the market outperformed, generally cyclical stocks were the biggest winners. Growth-oriented names also did better over the course of the year. By and large, it was a very strong period for stocks, with the more economically-sensitive areas of the market doing best.

What factors affected the performance of the Fund’s equity portfolio during its fiscal year?

¢	The Fund as a whole did very well during its fiscal year. Specific to the equity portion, the domestic equity holdings substantially outperformed the benchmark S&P 500® Index due mainly to the positive cyclical bias positioning of the portfolio.

¢	The Fund was positioned for a continued global expansion, and benefited from the combination of low interest rates, modest inflation, and a slight uptick in global growth metrics. Corporate earnings reports further demonstrated that good companies were able to not only grow bottom-line earnings, but that top-line growth was emerging as well. The Fund benefited from good sector selection, or top-down analytics, as well as solid security selection on a bottom-up basis.

¢	There were times during the year where the market reacted violently to Fed announcements related to quantitative easing (“QE”). The Fed first floated the idea that it would begin tapering, or slowly cutting back on its monthly asset purchases, in late May 2013. This announcement was followed by the difficult month of June where stocks had their biggest stretch of losses. The losses were mitigated by further Fed communications that “tapering is not tightening” and other platitudes that eventually convinced market participants that stocks remained the best place to invest assets and future Fed policy actions would indeed be dependent on economic data.

¢	The Fed’s surprise decision not to taper at its September meeting was a shot of adrenalin to the market, and the bull market resumed in earnest. Recently, so-called “weather related” data disappointments have taken some of the sheen off the U.S. equity markets. However, stock averages remain very near all-time highs.

For information regarding the indexes and certain investment terms, see the Key Investment Terms on page 2.

6

VIRTUS BALANCED FUND (Continued)

How did the fixed income markets perform during the Fund’s fiscal year?

¢	Most fixed income spread sectors outperformed U.S. Treasuries during the fiscal year as the overall economic picture remained supportive of spread sectors. Spread sectors were also supported by an overall improvement in the U.S. macroeconomic environment, positive credit fundamentals, and continued demand for spread product.

¢	Despite the rally in spread sectors, there were periods of volatility during the fiscal year as headwinds still continued. During this time, various factors including uncertainty surrounding the impact of the U.S. budget sequestration, the Federal Reserve’s tapering of bond purchases, and fear of higher interest rates resulted in periods of weakness.

¢	Yields were higher across the yield curve over the last 12 months, and the curve steepened.

What factors affected the performance of the Fund’s fixed income portfolio during its fiscal year?

¢	The outperformance of most fixed income spread sectors relative to U.S. Treasuries was a key driver of the Fund’s strong performance for the year.

¢	In terms of what helped and hurt performance, the Fund’s allocation to corporate high-yield securities and corporate high-quality bonds were significant positive contributors, while the Fund’s allocation to the non-U.S. dollar sector was the performance detractor.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied on as investment advice.

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a security may fail to make payments in a timely manner. Values of debt securities may rise and fall in response to changes in interest rates. This risk may be enhanced with longer-term maturities.

Changes in interest rates can cause both extension and prepayment risks for asset and mortgage-backed securities. These securities are also subject to risks associated with the repayment of underlying collateral.

There is a greater level of credit risk and price volatility involved with high-yield/high-risk securities than investment grade securities.

Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Asset Allocations (Unaudited)

The following table presents the portfolio holdings within certain sectors as a percentage of total investments at March 31, 2014.
Common Stocks		59%
Financials	13%
Consumer Discretionary	10%
Industrials	9%
Information Technology	8%
All Other Sectors in Common Stocks	19%
Corporate Bonds and Notes		22%
Mortgage-Backed Securities		8%
Other (includes short-term investments and securities lending collateral)		11%

Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms on page 2.

7

VIRTUS BALANCED FUND (Continued)

Average Annual Total Returns[1] for periods ended 3/31/14
	1 Year	5 Years	10 Years	Inception to 3/31/14	Inception Date
Class A shares at NAV [2]	13.79%	14.68%	5.72%	—	—
Class A shares at POP [3,4]	7.25	13.33	5.10	—	—
Class B shares at NAV [2]	12.89	13.80	4.92	—	—
Class B shares with CDSC [4]	8.89	13.80	4.92	—	—
Class C shares at NAV [2] and with CDSC [4]	12.89	13.80	—	5.41%	4/19/05
S&P 500® Index	21.86	21.16	7.42	7.82[5]	—
Barclays U.S. Aggregate Bond Index	-0.10	4.80	4.46	4.71[5]	—
Composite Index for Balanced Fund	12.72	14.65	6.52	6.88[5]	—

Fund Expense Ratios6: A Shares: Gross and Net 1.10%; B Shares: Gross and Net 1.85%; C Shares: Gross and Net 1.85%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five-year period. CDSC charges for certain redemptions of Class A shares are 1% in the first 18 months and 0% thereafter. CDSC charges for all redemptions of Class C shares, are 1% in the first year and 0% thereafter.
[5]	The index returns are from Class C shares’ inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective 7/31/13, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios.

Growth of $10,000 for periods ended 3/31

This chart assumes an initial investment of $10,000 made on March 31, 2004, for Class A and Class B shares including any applicable sales charges or fees. The performance of the other share class will be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

For information regarding the indexes and certain investment terms, see Key Investment Terms on page 2.

8

VIRTUS BALANCED FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

($ reported in thousands)

	PAR VALUE		VALUE
MUNICIPAL BONDS—0.1%
Georgia—0.1%
Rockdale County Water & Sewerage Authority, Taxable 3.060%, 7/1/24	$600		$564

New Jersey—0.0%
New Jersey Turnpike Authority Taxable Series B Prerefunded 1/1/15 @ 100 (AMBAC Insured) 4.252%, 1/1/16	5		5

Puerto Rico—0.0%
Commonwealth of Puerto Rico Series A, 8.000%, 7/1/35	100		94
TOTAL MUNICIPAL BONDS (Identified Cost $698)			663
FOREIGN GOVERNMENT SECURITIES—1.8%
Argentine Republic 8.280%, 12/31/33	638		508
Bolivarian Republic of Venezuela RegS 8.250%, 10/13/24(5)	290		203
7.650%, 4/21/25	415		280
Commonwealth of New Zealand Series 415, 6.000%, 4/15/15	275	NZD	245
Hungary 5.750%, 11/22/23	232		241
Kingdom of Morocco 144A 4.250%, 12/11/22(4)	600		582
Mongolia 144A 5.125%, 12/5/22(4)	410		334
New South Wales Treasury Corp. Series 17 5.500%, 3/1/17	430	AUD	425
Republic of Colombia 4.375%, 3/21/23	1,085,000	COP	499
Republic of Costa Rica 144A 4.375%, 4/30/25(4)	265		239

	PAR VALUE		VALUE
FOREIGN GOVERNMENT SECURITIES (continued)
Republic of Croatia 144A 6.375%, 3/24/21(4)	$625		$673
Republic of Indonesia
Series FR30, 10.750%, 5/15/16	4,700,000	IDR	442
Series FR63, 5.625%, 5/15/23	3,328,000	IDR	248
Republic of Latvia RegS 2.750%, 1/12/20(5)	365		352
Republic of Peru GDN 144A 7.840%, 8/12/20(4)	1,265	PEN	499
Republic of Philippines 4.950%, 1/15/21	13,000	PHP	301
Republic of Poland 4.000%, 1/22/24	364		368
Republic of Slovak 144A 4.375%, 5/21/22(4)	550		583
Republic of Sri Lanka 144A 6.000%, 1/14/19(4)	475		498
Republic of Uruguay 4.375%, 12/15/28	9,700	UYU(10)	545
Romania 144A 4.875%, 1/22/24(4)	610		616
United Mexican States
Series M, 6.000%, 6/18/15	15,440	MXN	1,213
6.500%, 6/9/22	4,590	MXN	362
4.750%, 3/8/44	905	MXN	860
TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified Cost $11,749)			11,116
MORTGAGE-BACKED SECURITIES—8.4%
Agency—2.9%
FHLMC
6.500%, 4/1/31	886		1,002
7.000%, 1/1/33	337		386
5.000%, 7/1/35	440		482
5.000%, 12/1/35	1,026		1,133
FNMA
6.000%, 5/1/17	26		27
4.000%, 7/1/19	17		18
6.000%, 12/1/32	89		100
6.000%, 11/1/34	827		930
5.500%, 4/1/36	14		15
5.500%, 9/1/36	384		427
6.500%, 5/1/37	723		815

See Notes to Financial Statements

9

VIRTUS BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2014

($ reported in thousands)

	PAR VALUE	VALUE
Agency (continued)
6.000%, 6/1/37	$631	$707
6.000%, 9/1/37	21	24
6.000%, 1/1/38	29	33
5.000%, 2/1/38	361	400
6.000%, 2/1/38	30	34
5.000%, 3/1/38	319	349
5.000%, 3/1/38	348	385
6.000%, 3/1/38	118	133
5.000%, 4/1/38	807	892
5.500%, 4/1/38	266	294
5.500%, 6/1/38	423	469
6.000%, 7/1/38	277	309
6.000%, 8/1/38	53	60
6.000%, 8/1/38	175	196
5.000%, 6/1/39	1,463	1,606
6.000%, 8/1/39	1,522	1,699
5.000%, 9/1/39	429	470
5.500%, 9/1/39	2,065	2,286
4.500%, 9/1/40	808	870
3.500%, 8/1/42	1,152	1,160

		17,711

Non-Agency—5.5%
A-10 Securitization LLC 13-1, B 144A 4.120%, 11/15/25(4)	590	586
Aventura Mall Trust 13-AVM, C 144A 3.743%, 12/5/32(3)(4)	480	480
Banc of America (Merrill Lynch) Commercial Mortgage, Inc. 05-2, B 5.114%, 7/10/43(3)	1,000	1,033
Banc of America Funding Corp. 04-B, 2A1 5.463%, 11/20/34(3)	318	316
Banc of America Mortgage Securities, Inc. 05-3, 1A15 5.500%, 4/25/35	399	418
Bank of America (Merrill Lynch – Countrywide) Home Loan Mortgage Pass-Through-Trust 04-6, 1A2 2.679%, 5/25/34(3)	868	870
Bayview Commercial Asset Trust 08-1, A2A 144A 1.154%, 1/25/38(3)(4)	445	439

	PAR VALUE	VALUE
Non-Agency (continued)
BCAP LLC Trust 06-RR1, PE 5.000%, 11/25/36	$1,200	$1,227
Bear Stearns Commercial Mortgage Securities, Inc.
06-PW13, AM 5.582%, 9/11/41(3)	500	547
07-T28, A3 5.793%, 9/11/42	1,049	1,054
07- PW17, A4 5.694%, 6/11/50(3)	2,050	2,293
Citigroup – Deutsche Bank Commercial Mortgage Trust 06-CD2, A3 5.365%, 1/15/46(3)	2,080	2,125
Commercial Mortgage Pass-Through-Certificates 07-C9, A4 5.799%, 12/10/49(3)	830	933
Credit Suisse First Boston Mortgage Securities Corp. 04-CF2, 1M1 144A 5.250%, 1/25/43(3)(4)	541	550
Extended Stay America Trust 13-ESH7, A27 144A 2.958%, 12/5/31(4)	600	596
Goldman Sachs Mortgage Securities Corp. II 07-GG10, A4 5.819%, 8/10/45(3)	1,868	2,072
Greenwich Capital Commercial Funding Corp. 07-GG9, A4 5.444%, 3/10/39	1,175	1,287
JPMorgan Chase (WaMu) Mortgage Pass-Through Certificates 03-S11, 3A5 5.950%, 11/25/33	641	684
JPMorgan Chase Commercial Mortgage Securities Trust
10-CNTR, A2 144A 4.311%, 8/5/32(4)	1,225	1,311
06-LDP7, AM 5.845%, 4/15/45(3)	1,000	1,095
JPMorgan Chase Mortgage Trust
04-A4, 2A1 2.435%, 9/25/34(3)	752	765

See Notes to Financial Statements

10

VIRTUS BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2014

($ reported in thousands)

	PAR VALUE	VALUE
Non-Agency (continued)
14-1, 1A1 144A 4.000%, 1/25/44(3)(4)	$598	$612
Lehman Brothers – UBS Commercial Mortgage Trust 07-C7, A3 5.866%, 9/15/45(3)	1,487	1,681
Morgan Stanley Capital I Trust
07-T27, A4 5.648%, 6/11/42(3)	1,270	1,422
05-IQ10, A4B 5.269%, 9/15/42(3)	1,450	1,530
08-T29, A4 6.281%, 1/11/43(3)	1,805	2,078
07-IQ14, AM 5.679%, 4/15/49(3)	431	451
07-IQ14, A4 5.692%, 4/15/49(3)	900	995
Motel 6 Trust 12-MTL6 D 144A 3.781%, 10/5/25(4)	600	604
Residential Funding Mortgage Securities I, Inc. 05-S9, A9 5.500%, 12/25/35	597	597
Sequoia Mortgage Trust 12-3, A1 144A 4.000%, 12/25/43(3)(4)	542	550
SMA Issuer I LLC 12-LV1, A 144A 3.500%, 8/20/25(4)	47	47
Springleaf Mortgage Loan Trust 12-3A, A 144A 1.570%, 12/25/59(3)(4)	791	791
Wells Fargo (Wachovia Bank Commercial Mortgage Trust) 07-C30, A5 5.342%, 12/15/43	1,550	1,698

		33,737
TOTAL MORTGAGE-BACKED SECURITIES
(Identified Cost $50,317)		51,448
ASSET-BACKED SECURITIES—2.0%
AmeriCredit Automobile Receivables Trust 12-3, C 2.420%, 5/8/18	1,035	1,061
Avis Budget Rental Car Funding LLC
(AESOP) 11-3A, A 144A 3.410%, 11/20/17(4)	1,195	1,255

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES (continued)
(AESOP) 12-3A, A 144A 2.100%, 3/20/19(4)	$840	$845
Bank of America (Merrill Lynch – Countrywide) Asset-Backed Certificates 05-1 AF5A 5.497%, 7/25/35(3)	715	688
Centre Point Funding LLC 12-2A, 1 144A 2.610%, 8/20/21(4)	815	819
Drug Royalty LP II 12-1, A2 144A 4.474%, 1/15/25(4)	263	269
Fairway Outdoor Funding LLC 12-1A, A2 144A 4.212%, 10/15/42(4)	346	348
GSAA Home Equity Trust 05-12, AF3W 4.999%, 9/25/35(3)	475	483
MASTR Specialized Loan Trust 05-3, A2 144A 5.704%, 11/25/35(3)(4)	547	555
Santander Drive Auto Receivables Trust
12-4, C 2.940%, 12/15/17	510	525
12-2, D 3.870%, 2/15/18	1,200	1,254
12-3, C 3.010%, 4/16/18	1,180	1,214
13-1, D 2.270%, 1/15/19	480	482
Sierra Timeshare Receivables Funding, LLC 12-3A, A 144A 1.870%, 8/20/29(4)	550	555
Silverleaf Finance XV LLC 12-D, A 144A 3.000%, 3/17/25(4)	300	303
TAL Advantage V LLC 13-1A A 144A 2.830%, 2/22/38(4)	847	831
Tidewater Auto Receivables Trust 12-AA, B 144A 2.430%, 4/15/19(4)	475	485
Westgate Resorts LLC 12-2A, A 144A 3.000%, 1/20/25(4)	399	401
TOTAL ASSET-BACKED SECURITIES (Identified Cost $12,273)		12,373

See Notes to Financial Statements

11

VIRTUS BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2014

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES—22.1%
Consumer Discretionary—2.4%
Arcelik AS 144A 5.000%, 4/3/23(4)	$255	$224
Bon-Ton Department Stores, Inc. (The) 8.000%, 6/15/21	385	374
Boyd Gaming Corp. 9.000%, 7/1/20	445	494
Brookfield Residential Properties, Inc.
144A 6.500%, 12/15/20(4)	480	514
144A 6.125%, 7/1/22(4)	335	348
Caesars Entertainment Operating Co., Inc. 9.000%, 2/15/20	210	190
Caesars Entertainment Resort Properties LLC 144A 8.000%, 10/1/20(4)	195	206
Chrysler Group LLC (CG Co-Issuer, Inc.) 144A 8.250%, 6/15/21(4)	605	683
Churchill Downs, Inc. 144A 5.375%, 12/15/21(4)	590	603
Clear Channel Worldwide Holdings, Inc. Series B 7.625%, 3/15/20	795	863
Columbus International, Inc. 144A 7.375%, 3/30/21(4)	200	206
GLP Capital LP (GLP Financing II, Inc.)
144A 4.375%, 11/1/18(4)	20	21
144A 4.875%, 11/1/20(4)	385	395
144A 5.375%, 11/1/23(4)	15	15
Guitar Center, Inc. 144A 9.625%, 4/15/20(4)	110	109
Hot Topic, Inc. 144A 9.250%, 6/15/21(4)	240	260
Isle of Capri Casinos, Inc. 5.875%, 3/15/21	490	500
KOC Holding AS 144A 3.500%, 4/24/20(4)	260	237
Kohl’s Corp. 4.750%, 12/15/23	600	623
Landry’s, Inc. 144A 9.375%, 5/1/20(4)	395	437

	PAR VALUE	VALUE
Consumer Discretionary (continued)
Lear Corp. 5.375%, 3/15/24	$365	$373
Meritor, Inc. 6.750%, 6/15/21	435	462
MGM Resorts International 6.750%, 10/1/20	500	556
Mohegan Tribal Gaming Authority 9.750%, 9/1/21	400	448
Penn National Gaming, Inc. 144A 5.875%, 11/1/21(4)	295	291
PNK Finance Corp. 144A 6.375%, 8/1/21(4)	465	486
QVC, Inc. 4.375%, 3/15/23	600	591
Seminole Hard Rock Entertainment, Inc. 144A 5.875%, 5/15/21(4)	155	157
Sirius XM Radio, Inc. 144A 4.250%, 5/15/20(4)	485	475
Six Flags Entertainment Corp. 144A 5.250%, 1/15/21(4)	525	530
Station Casinos LLC 7.500%, 3/1/21	525	570
Taylor Morrison Communities, Inc. 144A 5.250%, 4/15/21(4)	605	614
Toll Brothers Finance Corp. 6.750%, 11/1/19	465	530
VTR Finance B.V. 144A 6.875%, 1/15/24(4)	250	261
Wyndham Worldwide Corp. 5.625%, 3/1/21	545	595
Wynn Macau Ltd. 144A 5.250%, 10/15/21(4)	485	495

		14,736

Consumer Staples—0.4%
Chiquita Brands International, Inc. 7.875%, 2/1/21	313	350
Elizabeth Arden, Inc. 7.375%, 3/15/21	315	340
Flowers Foods, Inc. 4.375%, 4/1/22	600	616
Ingles Markets, Inc. 5.750%, 6/15/23	385	387

See Notes to Financial Statements

12

VIRTUS BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2014

($ reported in thousands)

	PAR VALUE		VALUE
Consumer Staples (continued)
Reynolds American, Inc. 3.250%, 11/1/22	$610		$574
Sun Merger Sub, Inc. 144A 5.875%, 8/1/21(4)	220		229

			2,496

Energy—3.2%
BreitBurn Energy Partners (BreitBurn Finance Corp.) 7.875%, 4/15/22	340		370
Calumet Specialty Products Partners LP 144A 6.500%, 4/15/21(4)	445		449
CHC Helicopter SA 9.250%, 10/15/20	324		354
Compagnie Generale de Geophysique-Veritas 6.500%, 6/1/21	365		372
Ecopetrol S.A. 5.875%, 9/18/23	350		382
El Paso Pipeline Partners Operating Co. LLC 7.500%, 11/15/40	1,155		1,443
Energy Transfer Partners LP
5.200%, 2/1/22	1,295		1,398
6.500%, 2/1/42	635		720
EPL Oil & Gas, Inc. 8.250%, 2/15/18	625		680
Forest Oil Corp. 7.250%, 6/15/19	510		449
Gazprom Neft OAO (GPN Capital SA) 144A 6.000%, 11/27/23(4)	200		196
Gazprom OAO (Gaz Capital SA) 144A 3.850%, 2/6/20(4)(6)	960		900
Gulfmark Offshore, Inc. 6.375%, 3/15/22	465		484
Lukoil OAO International Finance BV 144A 4.563%, 4/24/23(4)	620		567
MEG Energy Corp. 144A 7.000%, 3/31/24(4)	245		260
Novatek OAO (Novatek Finance Ltd.) 144A 4.422%, 12/13/22(4)(6)	635		558
Odebrecht Finance Ltd. 144A 8.250%, 4/25/18	430	BRL	158

	PAR VALUE		VALUE
Energy (continued)
Pacific Rubiales Energy Corp. 144A 5.375%, 1/26/19(4)	$600		$624
Parker Drilling Co. 7.500%, 8/1/20	485		519
Petrobras International Finance Co. 5.375%, 1/27/21	875		885
Petroleos de Venezuela SA RegS 8.500%, 11/2/17(5)	395		332
Petroleos Mexicanos
3.500%, 1/30/23	795		748
144A 4.875%, 1/18/24(4)	200		206
PHI, Inc. 144A 5.250%, 3/15/19(4)	200		203
Phillips 66
4.300%, 4/1/22	1,065		1,126
5.875%, 5/1/42	575		665
QEP Resources, Inc. 6.875%, 3/1/21	450		497
QGOG Constellation SA 144A 6.250%, 11/9/19(4)	480		481
Regency Energy Partners LP 5.875%, 3/1/22	425		442
Rosneft Oil Co. (Rosneft International Finance Ltd.) 144A 4.199%, 3/6/22(144A)(4)(6)	700		619
Rowan Cos., Inc. 4.875%, 6/1/22	555		574
Tullow Oil plc 144A 6.000%, 11/1/20(4)	605		617
Weatherford International Ltd. 4.500%, 4/15/22	540		566
Williams Cos., Inc. (The) 3.700%, 1/15/23	950		862

			19,706

Financials—8.7%
Air Lease Corp. 4.750%, 3/1/20	480		509
Aircastle Ltd.
4.625%, 12/15/18	30		31
6.250%, 12/1/19	500		543
5.125%, 3/15/21	390		390
Akbank TAS 144A 7.500%, 2/5/18(4)	845	TRY	339

See Notes to Financial Statements

13

VIRTUS BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2014

($ reported in thousands)

	PAR VALUE		VALUE
Financials (continued)
Alfa Bank OJSC RegS 7.875%, 9/25/17(5)(6)	$545		$579
Allstate Corp. (The) 5.750%, 8/15/53(3)(8)	820		861
ALROSA Finance S.A. 144A 7.750%, 11/3/20(4)	525		559
Avis Budget Car Rental LLC 5.500%, 4/1/23	585		592
Banco Bilbao Vizcaya Argentaria Bancomer S.A. 144A 6.750%, 9/30/22(4)	530		580
Banco de Credito del Peru 144A 6.125%, 4/24/27(3)(4)	730		757
Banco de Credito e Inversiones 144A 4.000%, 2/11/23(4)	600		582
Banco Internacional del Peru SAA 144A 6.625%, 3/19/29(3)(4)	925		929
Banco Santander Brasil SA 144A 8.000%, 3/18/16(4)	300	BRL	122
Banco Santander Chile 144A 3.875%, 9/20/22(4)	900		873
Banco Votorantim S.A. 144A 7.375%, 1/21/20(4)	650		693
Bancolombia S.A. 5.125%, 9/11/22	580		566
Bank of America Corp.
5.750%, 8/15/16	1,155		1,265
5.625%, 7/1/20	715		814
Bank of Baroda London 144A 4.875%, 7/23/19(4)	600		616
Bank of India
144A 3.250%, 4/18/18(4)	605		598
144A 3.625%, 9/21/18(4)	300		297
Barclays Bank plc 144A 6.050%, 12/4/17(4)	555		622
Braskem Finance Ltd. 6.450%, 2/3/24	600		614
Brazil Loan Trust 1 144A 5.477%, 7/24/23(4)	590		599
Carlyle Holdings Finance LLC 144A 3.875%, 2/1/23(4)	605		603
Continental Airlines Pass-Through-Trust 99-2, C2 6.236%, 3/15/20	482		520

	PAR VALUE	VALUE
Financials (continued)
CorpGroup Banking S.A. 144A 6.750%, 3/15/23(4)	$470	$463
Corporate Office Properties LP 3.600%, 5/15/23	610	564
Developers Diversified Realty Corp.
7.875%, 9/1/20	475	591
3.500%, 1/15/21	385	382
Development Bank of Kazakhstan OJSC 144A 4.125%, 12/10/22(4)	640	578
Digital Realty Trust LP 5.250%, 3/15/21	540	568
First Cash Financial Services, Inc. 144A 6.750%, 4/1/21(4)	285	293
Ford Motor Credit Co. LLC 5.750%, 2/1/21	535	612
General Electric Capital Corp. 4.650%, 10/17/21	475	522
General Motors Financial Co., Inc. 4.750%, 8/15/17	1,165	1,251
Genworth Holdings, Inc. 4.900%, 8/15/23	825	865
Goldman Sachs Group, Inc. (The)
Series D, 6.000%, 6/15/20	595	683
5.750%, 1/24/22	875	992
Highwoods Realty LP 3.625%, 1/15/23	595	563
Hutchison Whampoa International Ltd. Series 12, 144A 6.000%(3)(4)(7)(8)	680	733
ICAHN Enterprises LP (ICAHN Enterprises Finance Corp.)
144A 4.875%, 3/15/19(4)	45	46
144A 6.000%, 8/1/20(4)	240	254
144A 5.875%, 2/1/22(4)	450	457
ICICI Bank Ltd. 144A 4.800%, 5/22/19(4)	600	624
ING (U.S.), Inc. 5.650%, 5/15/53(3)(8)	605	604

See Notes to Financial Statements

14

VIRTUS BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2014

($ reported in thousands)

	PAR VALUE	VALUE
Financials (continued)
International Lease Finance Corp. 6.250%, 5/15/19	$550	$609
Intesa San Paolo SpA 3.125%, 1/15/16(12)	480	491
Itau Unibanco Holding S.A. 144A 5.125%, 5/13/23(4)	660	634
Jefferies Group LLC 6.875%, 4/15/21	125	146
JPMorgan Chase & Co.
6.125%, 6/27/17	1,225	1,389
4.400%, 7/22/20	620	669
3.250%, 9/23/22	1,085	1,069
Kazakhstan Temir Zholy Finance BV 144A 6.950%, 7/10/42(4)	480	490
Korea Finance Corp. 4.625%, 11/16/21	430	468
Legg Mason, Inc. 5.500%, 5/21/19	535	591
Level 3 Financing, Inc. 7.000%, 6/1/20	685	746
Liberty Mutual Group, Inc. 144A 4.250%, 6/15/23(4)	590	599
Lincoln National Corp. 4.200%, 3/15/22	915	959
Macquarie Bank Ltd. 144A 6.625%, 4/7/21(4)	34	39
Macquarie Group Ltd. 144A 6.250%, 1/14/21(4)	490	548
MFB Magyar Fejlesztesi Bank Zrt. 144A 6.250%, 10/21/20(4)	200	212
Morgan Stanley
5.550%, 4/27/17	570	636
5.500%, 7/28/21	300	339
6.375%, 7/24/42	610	744
Nationstar Mortgage LLC (Nationstar Capital Corp.) 6.500%, 7/1/21	300	284
6.500%, 6/1/22	490	457
Nordea Bank AB 144A 4.250%, 9/21/22(4)	600	605
Phosagro OAO (Phosagro Bond Funding Ltd.) 144A 4.204%, 2/13/18(4)(6)	595	568
PKO Finance AB 144A 4.630%, 9/26/22(4)(6)	575	579

	PAR VALUE	VALUE
Financials (continued)
Prudential Financial, Inc.
5.875%, 9/15/42(3)(8)	$330	$344
5.625%, 6/15/43(3)(8)	1,150	1,173
Regency Energy Partners LP (Regency Energy Finance Corp.) 4.500%, 11/1/23	480	449
Russian Agricultural Bank OJSC (RSHB Capital SA) 144A 5.298%, 12/27/17(4)	500	495
Sabra Health Care LP (Sabra Capital Corp.) 5.500%, 2/1/21	245	257
Sberbank of Russia (Sberbank Capital SA)
144A 4.950%, 2/7/17(4)(6)	435	448
144A 5.125%, 10/29/22(4)(6)	715	667
SLM Corp. 5.500%, 1/25/23	500	491
TMK OAO (TMK Capital) SA 144A 6.750%, 4/3/20(4)(6)	485	426
Turkiye Garanti Bankasi AS 144A 5.250%, 9/13/22(4)	665	635
UBS AG 7.625%, 8/17/22	500	587
UPCB Finance Ltd. Series VI 144A 6.875%, 1/15/22(4)	580	635
Ventas Realty LP (Ventas Capital Corp.)
4.250%, 3/1/22	310	322
3.250%, 8/15/22	280	270
VTB Bank OJSC (VTB Capital SA) 144A 6.000%, 4/12/17(4)(6)	910	937
Walter Investment Management Corp. 144A 7.875%, 12/15/21(4)	480	481
Wells Fargo & Co. 3.450%, 2/13/23	1,150	1,116
WP Carey, Inc. 4.600%, 4/1/24	485	485
XL Group plc Series E, 6.500%, 12/29/49(3)	730	718
Yapi ve Kredi Bankasi AS 144A 4.000%, 1/22/20(4)	600	552

		53,057

See Notes to Financial Statements

15

VIRTUS BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2014

($ reported in thousands)

	PAR VALUE	VALUE
Health Care—1.2%
Cardinal Health, Inc. 3.200%, 3/15/23	$300	$292
Catamaran Corp. 4.750%, 3/15/21	200	203
Community Health Systems, Inc. (CHS)
144A 5.125%, 8/1/21(4)	140	144
144A 6.875%, 2/1/22(4)	130	137
Forest Laboratories, Inc. 144A 4.875%, 2/15/21(4)	485	513
Gilead Sciences, Inc. 4.400%, 12/1/21	565	610
HCA, Inc. 6.500%, 2/15/20	560	629
IASIS Healthcare LLC (IASIS Capital Corp.) 8.375%, 5/15/19	240	257
LifePoint Hospitals, Inc. 144A 5.500%, 12/1/21(4)	480	499
MPH Acquisition Holdings LLC 144A 6.625%, 4/1/22(4)	345	355
Mylan, Inc. 144A 3.125%, 1/15/23(4)	730	692
Salix Pharmaceuticals Ltd. 144A 6.000%, 1/15/21(4)	85	91
Select Medical Corp.
6.375%, 6/1/21	410	418
144A 6.375%, 6/1/21(4)	205	209
Tenet Healthcare Corp.
144A 6.000%, 10/1/20(4)	160	171
4.500%, 4/1/21	765	751
8.125%, 4/1/22	580	650
Valeant Pharmaceuticals International, Inc. Escrow Corp. 144A 7.500%, 7/15/21(4)	60	68
Watson Pharmaceuticals, Inc. 3.250%, 10/1/22	640	614

		7,303

Industrials—2.0%
AAR Corp. 7.250%, 1/15/22	440	479
ADT Corp. (The) 144A 6.250%, 10/15/21(4)	705	725

	PAR VALUE	VALUE
Industrials (continued)
Ahern Rentals, Inc. 144A 9.500%, 6/15/18(4)	$370	$411
Air Canada 144A 6.750%, 10/1/19(4)	685	739
Air Canada Pass-Through-Trust 13-1, B 144A 5.375%, 5/15/21(4)	223	226
Automotores Gildemeister S.A.
144A 8.250%, 5/24/21(4)	400	300
144A 6.750%, 1/15/23(4)	200	136
Bombardier, Inc. 144A 6.125%, 1/15/23(4)	745	756
Builders FirstSource, Inc. 144A 7.625%, 6/1/21(4)	350	380
Carpenter Technology Corp. 4.450%, 3/1/23	560	562
Ceridian HCM Holding, Inc. 144A 11.000%, 3/15/21(4)	15	17
Continental Airlines Pass-Through-Trust
9-4, A 6.900%, 1/2/18	464	501
99-, A 6.545%, 2/2/19	864	959
00-1, A1 8.048%, 11/1/20	1,006	1,159
CPG Merger Sub LLC 144A 8.000%, 10/1/21(4)	185	200
Delta Air Lines Pass-Through-Trust 12-1A, 1A 4.750%, 5/7/20	707	763
ESAL GmbH 144A 6.250%, 2/5/23(4)	490	466
Norfolk Southern Corp. 2.903%, 2/15/23	600	571
Northwest Airlines Pass-Through-Trust 02-1, G2 6.264%, 11/20/21	590	634
Ply Gem Industries, Inc. 144A 6.500%, 2/1/22(4)	485	492
Rexel SA 144A 5.250%, 6/15/20(4)	485	498
Spirit AeroSystems, Inc. 144A 5.250%, 3/15/22(4)	140	141
TransDigm, Inc. 7.500%, 7/15/21	345	384
United Rentals, Inc. 5.750%, 11/15/24	490	494

		11,993

See Notes to Financial Statements

16

VIRTUS BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2014

($ reported in thousands)

	PAR VALUE	VALUE
Information Technology—0.7%
Denali Borrower LLC (Denali Finance Corp.) 144A 5.625%, 10/15/20(4)	$575	$586
Dun & Bradstreet Corp. (The) 4.375%, 12/1/22	625	625
First Data Corp.
144A 8.250%, 1/15/21(4)	510	556
11.750%, 8/15/21	1,235	1,303
PIK Interest Capitalization,
144A 8.750%, 1/15/22(3)(4)(14)	335	368
First Data Holdings, Inc. PIK Interest Capitalization,
144A 14.500%, 9/24/19(3)(4)(14)	534	505
SunGard Availability Services Capital, Inc. 144A 8.750%, 4/1/22(4)	260	261

		4,204

Materials—1.7%
Alpek SA de C.V. 144A 5.375%, 8/8/23(4)	810	836
Beverage Packaging Holdings Luxembourg II SA 144A 6.000%, 6/15/17(4)	500	519
Cemex SAB de CV 144A 9.500%, 6/15/18(4)	445	515
Eldorado Gold Corp. 144A 6.125%, 12/15/20(4)	210	211
EuroChem Mineral & Chemical Co. OJSC 144A 5.125%, 12/12/17(4)(6)	585	572
Gerdau Holdings, Inc.
144A 7.000%, 1/20/20(4)	220	244
144A 4.750%, 4/15/23(4)	725	673
Hexion U.S. Finance Corp.
8.875%, 2/1/18	330	345
6.625%, 4/15/20	335	348
Ineos Finance plc 144A 8.375%, 2/15/19(4)	365	405
INEOS Group Holdings SA 144A 5.875%, 2/1/19(4)	250	256
Inversiones CMPC S.A. 144A 4.375%, 5/15/23(4)	850	822
NewMarket Corp. 4.100%, 12/15/22	649	640

	PAR VALUE		VALUE
Materials (continued)
Nufarm Australia Ltd. 144A 6.375%, 10/15/19(4)	$340		$353
PTT Global Chemical plc RegS 4.250%, 9/19/22(5)	475		464
Reynolds Group Issuer, Inc. 8.250%, 2/15/21	365		400
Sappi Papier Holding GmbH 144A 6.625%, 4/15/21(4)	420		438
Tronox Finance LLC 6.375%, 8/15/20	355		367
Turkiye Sise Ve Cam Fabrikalari AS 144A 4.250%, 5/9/20(4)	255		235
United States Steel Corp. 6.875%, 4/1/21	605		647
Vale Overseas Ltd. 4.375%, 1/11/22	580		576
Vedanta Resources plc 144A9.500%, 7/18/18(4)	480		545

			10,411

Telecommunication Services—1.5%
America Movil SAB de C.V. Series 12 6.450%, 12/5/22	3,000	MXN	214
AT&T, Inc. 3.875%, 8/15/21	1,185		1,236
CenturyLink, Inc.
Series V 5.625%, 4/1/20	500		528
Series S, 6.450%, 6/15/21	645		697
Cincinnati Bell, Inc. 8.375%, 10/15/20	485		533
Crown Castle Towers LLC 144A 4.883%, 8/15/20(4)	1,200		1,301
Comcel Trust 144A 6.875%, 2/6/24(4)	255		267
Digicel Group Ltd. 144A 8.250%, 9/30/20(4)	480		515
ENTEL Chile S.A. 144A 4.875%, 10/30/24(4)	240		242
Intelsat Jackson Holdings SA 144A 5.500%, 8/1/23(4)	420		413
Koninklijke KPN NV 144A 7.000%, 3/28/73(3)(4)(8)	485		504

See Notes to Financial Statements

17

VIRTUS BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2014

($ reported in thousands)

	PAR VALUE	VALUE
Telecommunication Services (continued)
Millicom International Cellular SA 144A 6.625%, 10/15/21(4)	$200	$213
Sprint Communications, Inc. 6.000%, 11/15/22	640	655
T-Mobile USA, Inc.
6.633%, 4/28/21	80	86
6.125%, 1/15/22	355	373
6.731%, 4/28/22	120	129
6.500%, 1/15/24	250	263
Telefonica Emisiones SAU 4.570%, 4/27/23	510	521
Windstream Corp. 7.750%, 10/15/20	720	776

		9,466

Utilities—0.3%
Abu Dhabi National Energy Co. 144A 2.500%, 1/12/18(4)	600	608
Calpine Corp. 144A 6.000%, 1/15/22(4)	85	90
Electricite de France SA 144A 5.250%(3)(4)(6)(7)	610	611
Enel SpA 144A 8.750%, 9/24/73(3)(4)	245	275
Israel Electric Corp. Ltd. 144A 5.625%, 6/21/18(4)	400	425

		2,009
TOTAL CORPORATE BONDS AND NOTES (Identified Cost $133,865)		135,381
CONVERTIBLE BONDS—0.1%
General Electric Capital Corp. Series A 7.125%(3)(7)	500	570
TOTAL CONVERTIBLE BONDS (Identified Cost $500)		570
LOAN AGREEMENTS—3.3%
Consumer Discretionary—0.5%
Brickman Group Holdings, Inc. Second Lien, 7.500%, 12/17/21	100	102

	PAR VALUE	VALUE
Consumer Discretionary (continued)
CBAC Borrower LLC Tranche B, 8.250%, 7/2/20	$252	$263
Cengage Learning ACQ, Inc. 0.000%, 3/31/20(9)	155	157
Clear Channel Communications, Inc. Tranche D, 6.900%, 1/30/19	329	323
Cumulus Media Holdings, Inc. 4.250%, 12/23/20	199	200
EB Sports Corp. 11.500%, 12/31/15	370	369
Leslie’s Poolmart Tranche B, 4.250%, 10/16/19	468	469
Marina District Finance Co., Inc. 6.750%, 8/15/18	390	397
Peppermill Casinos, Inc. Tranche B, 7.250%, 11/9/18	470	483
Shingle Springs Tribal Gaming Authority 6.250%, 8/29/19	296	302
TWCC Holding Corp. Second Lien, 7.000%, 6/26/20	192	188

		3,253

Consumer Staples—0.2%
AdvancePierre Foods, Inc. Second Lien, 9.500%, 10/10/17	470	459
New Hostess Brand Acquisition LLC Tranche B, 6.750%, 4/9/20	406	423
Rite Aid Corp.
Tranche 1, Second Lien, 5.750%, 8/21/20	31	32
Tranche 2, 4.875%, 6/21/21	340	345

		1,259

See Notes to Financial Statements

18

VIRTUS BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2014

($ reported in thousands)

	PAR VALUE	VALUE
Energy—0.3%
Fieldwood Energy LLC Second Lien, 8.125%, 9/30/20	$315	$329
FTS International, Inc. 8.500%, 5/6/16	472	481
SES International Holdings Ltd. (Saxon) 5.500%, 2/15/19	400	403
Templar Energy LLC Second Lien, 8.000%, 11/25/20	480	486

		1,699

Financials—0.3%
Altisource Solutions S.A.R.L Tranche B, 4.500%, 12/9/20	272	273
Asurion LLC (Asurion Corp.) Second Lien, 8.500%, 3/3/21	245	254
Capital Automotive LP Second Lien, 6.000%, 4/30/20	55	56
Nuveen Investments, Inc. Tranche B, Second Lien, 6.500%, 2/28/19	485	487
Walter Investment Management Corp. Tranche B 4.750%, 12/18/20	563	561

		1,631

Health Care—0.4%
Ardent Medical Services, Inc.
First Lien, 6.750%, 7/2/18	154	155
Second Lien, 11.000%, 1/2/19	173	175
Community Health Systems, Inc. (CHS) Tranche D, 4.250%, 1/27/21	44	44
CRC Health Corp. 0.000%, 3/26/21(9)	117	118
Gentiva Health Services, Inc. Tranche B, 6.500%, 10/18/19	387	383

	PAR VALUE	VALUE
Health Care (continued)
INC Research LLC 4.250%, 7/12/18	$175	$176
InVentiv Health, Inc. 7.500%, 8/4/16	240	241
MMM Holdings, Inc. 9.750%, 12/12/17	133	134
MSO of Puerto Rico, Inc. 9.750%, 12/12/17	96	97
Sheridan Holdings, Inc. Second Lien, 8.250%, 12/20/21	248	255
Surgery Center Holdings, Inc.
First Lien, 6.000%, 4/11/19	266	267
Second Lien, 9.750%, 4/11/20	275	273
United Surgical Partners International, Inc. Tranche B, 4.750%, 4/3/19	179	180

		2,498

Industrials—0.6%
Alliance Laundry Systems LLC Second Lien, 9.500%, 12/10/19	54	55
American Airlines, Inc. Tranche B, 3.750%, 6/27/19	738	742
AWAS Finance Luxembourg SA 3.500%, 7/16/18	165	165
Ceridian Corp. 4.403%, 5/9/17	580	584
CHG Healthcare Services, Inc. Second Lien, 9.000%, 11/19/20	127	129
Doncasters Group Ltd. (Doncasters US LLC) Tranche B, 5.500%, 4/9/20	444	447
Filtration Group Corp. Second Lien, 8.250%, 11/22/21	480	492

See Notes to Financial Statements

19

VIRTUS BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2014

($ reported in thousands)

	PAR VALUE	VALUE
Industrials (continued)
Harland Clarke Holdings Corp. (Clarke American Corp.)
Tranche B-3, 7.000%, 5/22/18	$223	$226
Tranche B-4, 6.000%, 8/4/19	95	96
International Equipment Solutions (IES Global B.V.) 6.750%, 8/16/19	242	243
Navistar, Inc. Tranche B, 5.750%, 8/17/17	330	336
SESAC Holding Co. II LLC First Lien, 5.000%, 2/7/19	214	217
U.S. Airways, Inc. Tranche B-1, 3.500%, 5/23/19	101	101

		3,833

Information Technology—0.6%
Active Network, Inc. First Lien, 5.500%, 11/13/20	241	244
Allflex Holdings III, Inc. Second Lien, 8.000%, 7/19/21	255	259
Applied Systems, Inc. Second Lien, 7.500%, 1/24/22	11	11
Blue Coat Systems, Inc.
4.000%, 5/31/19	626	629
Second Lien, 9.500%, 6/26/20	389	404
IPC Systems, Inc. Tranche C, First Lien, 7.750%, 7/31/17	364	365
Kronos, Inc.
First Lien, 4.500%, 10/30/19	6	6
Second Lien, 9.750%, 4/30/20	389	406
RP Crown Parent LLC
First Lien, 6.000%, 12/21/18	364	363
Second Lien, 11.250%, 12/21/19	235	239

	PAR VALUE	VALUE
Information Technology (continued)
Sorenson Communications, Inc. 11.500%, 10/31/14	$362	$365
Sungard Availability Services Capital, Inc. Tranche E, 0.000%, 3/29/19(9)	321	322
Wall Street Systems Delaware, Inc. Second Lien, 9.250%, 10/25/20	242	245

		3,858

Materials—0.3%
Fortescue Metals Group Ltd. (FMG Resources Ltd.) 4.250%, 6/28/19	630	636
Houghton International, Inc. Holding Corp. (HII Holding Corp.)
First Lien, 4.000%, 12/20/19	484	485
Second Lien, 9.500%, 12/21/20	240	246
Noranda Aluminum Acquisition Corp. Tranche B, 6.500%, 2/28/19	346	332
Tronox Pigments B.V. 4.500%, 3/19/20	129	130

		1,829

Telecommunication Services—0.1%
Integra Telecom Holdings, Inc. Tranche B, 5.250%, 2/22/19	356	359

Utilities—0.0%
Atlantic Power LP 4.750%, 2/24/21	116	116
ExGen Renewables I LLC 5.250%, 2/6/21	125	128

		244
TOTAL LOAN AGREEMENTS (Identified Cost $20,243)		20,463

See Notes to Financial Statements

20

VIRTUS BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2014

($ reported in thousands)

	SHARES		VALUE
PREFERRED STOCK—0.8%
Financials—0.8%
Bank of America Corp. Series U, 5.200%(3)	340	(11)	$321
Citigroup Capital XIII 7.875%,	19,600		544
Fifth Third Bancorp 5.100%(3)	665	(11)	613
General Electric Capital Corp. Series C, 5.250%(3)	600	(11)	584
JPMorgan Chase & Co.
Series Q, 5.150%(3)	590		556
Series 1, 7.900%(3)	481	(11)	544
PNC Financial Services Group, Inc. (The) Series R, 4.850%(3)	490	(11)	459
Wells Fargo & Co. Series K, 7.980%(3)	730	(11)	830
Zions Bancorp, 6.950%	23,200		613
TOTAL PREFERRED STOCK (Identified Cost $5,083)			5,064
COMMON STOCKS—59.1%
Consumer Discretionary—9.5%
Amazon.com, Inc.	13,500		4,543
Bridgestone Corp. Unsponsored ADR	131,000		2,319
British Sky Broadcasting Group plc ADR	30,300		1,857
Coach, Inc.	111,000		5,512
Comcast Corp. Class A	95,000		4,752
Express, Inc.	283,000		4,494
Ford Motor Co.	334,000		5,210
Goodyear Tire & Rubber Co. (The)	199,000		5,200
Lear Corp.	66,000		5,526
Macy’s, Inc.	104,000		6,166
Michael Kors Holdings Ltd.	55,000		5,130
Tata Motors Ltd. Sponsored ADR	69,900		2,475
Time Warner, Inc.	82,000		5,357

			58,541

Consumer Staples—2.0%
Koninklijke Ahold NV Sponsored ADR	160,050		2,977

	SHARES	VALUE
Consumer Staples (continued)
PepsiCo, Inc.	68,000	$5,678
Svenska Cellulosa AB	117,660	3,471

		12,126

Energy—7.3%
Cameco Corp.	165,600	3,792
Canadian Natural Resources Ltd.	68,900	2,644
Chevron Corp.	45,000	5,351
Continental Resources, Inc.(2)(12)	46,000	5,716
EnCana Corp.	147,550	3,155
Helmerich & Payne, Inc.	51,000	5,486
Noble Corp plc	162,000	5,304
Royal Dutch Shell plc	29,250	2,285
Schlumberger Ltd.	57,000	5,557
Valero Energy Corp.	103,000	5,469

		44,759

Financials—12.8%
Aflac, Inc.	83,000	5,232
Aviva plc Sponsored ADR	182,550	2,924
AXA SA Sponsored ADR	121,700	3,164
Banco Bilbao Vizcaya Argentaria SA Sponsored ADR	226,531	2,721
BB&T Corp.	141,000	5,664
BlackRock, Inc.	17,300	5,441
Blackstone Group LP (The)	171,000	5,686
BNP Paribas ADR(12)	82,500	3,194
Credit Agricole S.A.(12)	364,700	2,867
Daiwa Securities Group, Inc.	237,250	2,052
Fifth Third Bancorp	255,000	5,852
Goldman Sachs Group, Inc. (The)	33,000	5,407
ING Groep N.V. ADR(2)(12)	192,250	2,740
Intesa Sanpaolo Sponsored ADR	192,100	3,917
JPMorgan Chase & Co.	90,000	5,464
Lincoln National Corp.	107,000	5,422
T. Rowe Price Group, Inc.	64,000	5,270
U.S. Bancorp	133,000	5,700

		78,717

Health Care—6.0%
Abbott Laboratories	138,000	5,314
Biogen Idec, Inc.(2)	16,600	5,078

See Notes to Financial Statements

21

VIRTUS BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2014

($ reported in thousands)

	SHARES	VALUE
Health Care (continued)
Gilead Sciences, Inc.(2)	77,000	$5,456
H Lundbeck A/S Sponsored ADR	142,950	4,460
HealthSouth Corp.	5,023	181
Shire plc ADR	14,300	2,124
Smith & Nephew plc Sponsored ADR	35,950	2,750
UnitedHealth Group, Inc.	67,000	5,493
Zimmer Holdings, Inc.	61,000	5,769

		36,625

Industrials—8.7%
Alaska Air Group, Inc.	60,000	5,598
Cummins, Inc.	38,000	5,662
Deere & Co.	59,000	5,357
Dover Corp.	68,000	5,559
Hitachi Ltd. ADR	43,500	3,232
Hutchison Whampoa Ltd. ADR	100,700	2,682
Nidec Corp.	115,300	3,547
Parker Hannifin Corp.	45,000	5,387
Schneider Electric SA	126,250	2,233
Siemens AG Sponsored ADR	18,200	2,460
Trinity Industries, Inc.	74,000	5,333
Union Pacific Corp.	32,000	6,005

		53,055

Information Technology—8.1%
Apple, Inc.	10,400	5,582
Cisco Systems, Inc.	231,000	5,177
EMC Corp.	212,000	5,811
FUJIFILM Holdings Corp. ADR	73,200	1,970
Google, Inc. Class A(2)	4,900	5,461
Jabil Circuit, Inc.	273,000	4,914
Knowles Corp.(2)	29,000	915
MasterCard, Inc. Class A	68,000	5,080
NetApp, Inc.	148,000	5,461
QUALCOMM, Inc.	70,000	5,520
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	193,250	3,869

		49,760

Materials—2.5%
CF Industries Holdings, Inc.	23,100	6,021

	SHARES	VALUE
Materials (continued)
CRH plc Sponsored ADR	119,900	$3,380
Freeport-McMoRan Copper & Gold, Inc.	173,000	5,721

		15,122

Telecommunication Services—1.8%
Deutsche Telekom AG Sponsored ADR	159,500	2,587
Nippon Telegraph & Telephone Corp. ADR	94,250	2,567
Telecom Corporation of New Zealand Ltd. Sponsored ADR	57,508	609
Verizon Communications, Inc.	113,000	5,376

		11,139

Utilities—0.4%
Electricite de France – Unsponsored ADR	154,500	1,213
GDF Suez(12)	48,600	1,328

		2,541
TOTAL COMMON STOCKS (Identified Cost $264,150)		362,385
TOTAL LONG TERM INVESTMENTS—97.7%
(Identified Cost $498,878)		599,463
SHORT-TERM INVESTMENTS—2.3%
Money Market Mutual Funds—2.3%
Fidelity Money Market Portfolio – Institutional Shares (Seven-day effective yield 0.090%)	14,139,170	14,139
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $14,139)		14,139
SECURITIES LENDING COLLATERAL—1.8%
INVESCO Trust Short-Term Investments Liquid Assets Portfolio (The) Institutional Shares (seven-day effective yield 0.070%)(13)	11,245,161	11,245
TOTAL SECURITIES LENDING COLLATERAL
(Identified Cost $11,245)		11,245

See Notes to Financial Statements

22

VIRTUS BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2014

($ reported in thousands)

	VALUE
TOTAL INVESTMENTS—101.8% (Identified Cost $524,262)	$624,847	(1)
Other assets and liabilities, net—(1.8)%	(11,078)

NET ASSETS—100.0%	$613,769

Abbreviations:

ADR	American Depositary Receipt
AMBAC	American Municipal Bond Assurance Corp.
FHLMC	Federal Home Loan Mortgage Corporation (“Freddie Mac”).
FNMA	Federal National Mortgage Association (“Fannie Mae”).
PIK	Payment-in-Kind Security

Foreign Currencies

AUD	Australian Dollar
BRL	Brazilian Real
COP	Colombian Peso
IDR	Indonesian Rupiah
MXN	Mexican Peso
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PHP	Philippines Peso
TRY	Turkish Lira
UYU	Uruguayan Peso

FOOTNOTE LEGEND:

(1)	Federal Income Tax Information: For tax information at March 31, 2014, see Note 8 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Variable or step coupon security; interest rate shown reflects the rate in effect at March 31, 2014.
(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2014, these securities amounted to a value of $75,387 or 12.3% of net assets.
(5)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under rules 903 and 904 of the Securities Act of 1933.
(6)	This note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.
(7)	No contractual maturity date
(8)	Interest payments may be deferred.
(9)	This loan will settle after March 31, 2014, at which time the interest rate based on the London Interbank Offered Rate (“LIBOR”) and the agreed upon spread on trade date will be reflected.
(10)	Principal amount is adjusted according to local inflation index.
(11)	Value shown as par value.
(12)	All or a portion of security is on loan.
(13)	Represents security purchased with cash collateral received for securities on loan.
(14)	100% of the income received was in cash.

Country Weightings†
United States	74%
France	3
United Kingdom	3
Canada	2
Japan	2
Luxembourg	1
Other	15
Total	100%

†	% of total investments as of March 31, 2014

See Notes to Financial Statements

23

VIRTUS BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2014

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of March 31, 2014 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at March 31, 2014	Level 1 – Quoted Prices	Level 2 – Significant Observable Inputs
Investments in Securities:
Debt Securities:
Asset-Backed Securities	$12,373	$—	$12,373
Convertible Bonds	570	—	570
Corporate Bonds and Notes	135,381	—	135,381
Foreign Government Securities	11,116	—	11,116
Loan Agreements	20,463	—	20,463
Mortgage-Backed Securities	51,448	—	51,448
Municipal Bonds	663	—	663

Equity Securities:
Common Stocks	362,385	362,385	—
Preferred Stock	5,064	1,157	3,907
Securities Lending Collateral	11,245	11,245	—
Short-Term Investments	14,139	14,139	—

Total	$624,847	$388,926	$235,921

A security held by the Fund with an end of period value of $544 was transferred from Level 2 to Level 1 since starting to use an exchange price.

There are no Level 3 (significant unobservable inputs) priced securities.

See Notes to Financial Statements

24

VIRTUS BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2014

(Reported in thousands except shares and per share amounts)

Assets
Investment in securities at value(1)(2)	$624,847
Cash	143
Receivables
Investment securities sold	1,448
Fund shares sold	43
Dividends and interest receivable	3,043
Tax reclaims	49
Prepaid Trustee retainer	4
Prepaid expenses	113

Total assets	629,690

Liabilities
Payables
Fund shares repurchased	436
Investment securities purchased	3,521
Collateral on securities loaned	11,245
Investment advisory fee	287
Distribution and service fees	158
Administration fee	62
Transfer agent fees and expenses	136
Trustees’ fee and expenses	1
Professional fee	37
Other accrued expenses	38

Total liabilities	15,921

Net Assets	$613,769

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$499,263
Accumulated undistributed net investment income (loss)	81
Accumulated undistributed net realized gain (loss)	13,838
Net unrealized appreciation (depreciation) on investments	100,587

Net Assets	$613,769

Class A
Net asset value (net assets/shares outstanding) per share	$15.54
Maximum offering price per share NAV/(1–5.75%)	$16.49
Shares of beneficial interest outstanding, no par value, unlimited authorization	36,741,469
Net Assets	$570,784
Class B
Net asset value (net assets/shares outstanding) and offering price per share	$15.46
Shares of beneficial interest outstanding, no par value, unlimited authorization	82,305
Net Assets	$1,272
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$15.43
Shares of beneficial interest outstanding, no par value, unlimited authorization	2,703,502
Net Assets	$41,713

(1) Investment in securities at cost	$524,262
(2) Market value of securities on loan	10,955

See Notes to Financial Statements

25

VIRTUS BALANCED FUND

STATEMENT OF OPERATIONS

YEAR ENDED MARCH 31, 2014

(Reported in thousands)

Investment Income
Dividends	$7,490
Interest	11,020
Security lending	24
Foreign taxes withheld	(204)

Total investment income	18,330

Expenses
Investment advisory fees	3,293
Service fees, Class A	1,391
Distribution and service fees, Class B	15
Distribution and service fees, Class C	407
Administration fees	761
Transfer agent fee and expenses	676
Registration fees	49
Printing fees and expenses	65
Custodian fees	110
Professional fees	42
Trustees’ fee and expenses	25
Miscellaneous expenses	45

Total expenses	6,879

Net investment income (loss)	11,451

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	41,121
Net realized gain (loss) on foreign currency transactions	(34)
Net realized gain (loss) on written options	(102)
Net change in unrealized appreciation (depreciation) on investments	24,479
Net change in unrealized appreciation (depreciation) on foreign currency translation	2
Net change in unrealized appreciation (depreciation) on written options	101

Net gain (loss) on investments	65,567

Net increase (decrease) in net assets resulting from operations	$77,018

See Notes to Financial Statements

26

VIRTUS BALANCED FUND

STATEMENT OF CHANGES IN NET ASSETS

(Reported in thousands)

	Year Ended March 31, 2014	Year Ended March 31, 2013
Increase/(decrease) in net assets
From Operations
Net investment income (loss)	$11,451	$7,977
Net realized gain (loss)	40,985	68,566
Net change in unrealized appreciation (depreciation)	24,582	(37,874)

Increase (decrease) in net assets resulting from operations	77,018	38,669

From Distributions to Shareholders
Net investment income, Class A	(10,354)	(7,790)
Net investment income, Class B	(16)	(13)
Net investment income, Class C	(460)	(271)
Net realized short-term gains, Class A	(464)	—
Net realized short-term gains, Class B	(1)	—
Net realized short-term gains, Class C	(35)	—
Net realized long-term gains, Class A	(51,624)	—
Net realized long-term gains, Class B	(142)	—
Net realized long-term gains, Class C	(3,821)	—

Decrease in net assets from distributions to shareholders	(66,917)	(8,074)

From Share Transactions
Sale of shares
Class A (958 and 1,184 shares, respectively)	14,323	17,258
Class B (—(1) and 6 shares, respectively)	1	88
Class C (171 and 170 shares, respectively)	2,579	2,462

Reinvestment of distributions
Class A (3,952 and 476 shares, respectively)	57,792	7,050
Class B (10 and 1 shares, respectively)	148	12
Class C (258 and 16 shares, respectively)	3,747	234

Shares repurchased
Class A (4,643 and 4,451 shares, respectively)	(70,749)	(65,345)
Class B (47 and 52 shares, respectively)	(708)	(765)
Class C (409 and 317 shares, respectively)	(6,179)	(4,615)

Increase (decrease) in net assets from share transactions	954	(43,621)

Net increase (decrease) in net assets	11,055	(13,026)

Net Assets
Beginning of period	602,714	615,740

End of period	$613,769	$602,714

Accumulated undistributed net investment income (loss) at end of period	$81	$123

(1)	Amount is less than 500.

See Notes to Financial Statements

27

VIRTUS BALANCED FUND

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Class A
4/1/13 to 3/31/14	$15.35	0.30	1.65	1.95	(0.29)	(1.47)	(1.76)	0.19	$15.54	13.79%	$570,784	1.10%	1.97%	57%
4/1/12 to 3/31/13	14.58	0.20	0.78	0.98	(0.21)	—	(0.21)	0.77	15.35	6.77	559,955	1.10	1.39	121
4/1/11 to 3/31/12	14.00	0.22	0.58	0.80	(0.22)	—	(0.22)	0.58	14.58	5.83	572,561	1.11	1.57	109
4/1/10 to 3/31/11	12.54	0.21	1.47	1.68	(0.22)	—	(0.22)	1.46	14.00	13.59	604,808	1.15	1.67	118
4/1/09 to 3/31/10	9.42	0.23	3.12	3.35	(0.23)	—	(0.23)	3.12	12.54	35.82	601,065	1.13	2.02	111
Class B
4/1/13 to 3/31/14	$15.28	0.18	1.64	1.82	(0.17)	(1.47)	(1.64)	0.18	$15.46	12.89%	$1,272	1.85%	1.22%	57%
4/1/12 to 3/31/13	14.51	0.09	0.78	0.87	(0.10)	—	(0.10)	0.77	15.28	5.99	1,822	1.86	0.62	121
4/1/11 to 3/31/12	13.93	0.11	0.58	0.69	(0.11)	—	(0.11)	0.58	14.51	5.06	2,387	1.86	0.83	109
4/1/10 to 3/31/11	12.48	0.12	1.46	1.58	(0.13)	—	(0.13)	1.45	13.93	12.75	3,437	1.90	0.94	118
4/1/09 to 3/31/10	9.39	0.15	3.09	3.24	(0.15)	—	(0.15)	3.09	12.48	34.65	4,594	1.88	1.29	111
Class C
4/1/13 to 3/31/14	$15.26	0.18	1.63	1.81	(0.17)	(1.47)	(1.64)	0.17	$15.43	12.89%	$41,713	1.85%	1.22%	57%
4/1/12 to 3/31/13	14.50	0.09	0.77	0.86	(0.10)	—	(0.10)	0.76	15.26	5.95	40,937	1.85	0.64	121
4/1/11 to 3/31/12	13.92	0.11	0.58	0.69	(0.11)	—	(0.11)	0.58	14.50	5.07	40,792	1.86	0.82	109
4/1/10 to 3/31/11	12.47	0.12	1.46	1.58	(0.13)	—	(0.13)	1.45	13.92	12.76	44,083	1.90	0.92	118
4/1/09 to 3/31/10	9.38	0.14	3.10	3.24	(0.15)	—	(0.15)	3.09	12.47	34.69	44,722	1.88	1.27	111

(1)	Computed using average shares outstanding.
(2)	Sales charges, where applicable, are not reflected in total return calculation.
(3)	The Fund may invest in other funds, and the annualized expense ratios do not reflect the fees and expenses associated with the underlying funds.

See Notes to Financial Statements

28

VIRTUS BALANCED FUND

NOTES TO FINANCIAL STATEMENT

MARCH 31, 2014

Note 1. Organization

Virtus Equity Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

As of the date of this report, 11 diversified funds of the Trust are offered for sale, of which the Virtus Balanced Fund (the “Fund”) is reported in this annual report. The Fund’s investment objectives are outlined on the Fund’s summary page. There is no guarantee that the Fund will achieve its objectives.

The Fund offers Class A shares and Class C shares. Class B Shares of the Fund are no longer available for purchase by new or existing shareholders, except by existing shareholders through Qualifying Transactions (for information regarding Qualifying Transactions, refer to the Fund’s prospectus).

Class A shares are sold with a front-end sales charge of up to 5.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Fund when redeemed; however, a 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which such CDSC applies for the Fund is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.

Class B shares are sold with a CDSC, which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% CDSC, applicable if redeemed within one year of purchase.

Virtus Mutual Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectus and/or statement of additional information. The fees collected will be used to offset certain expenses of the Fund.

Each Class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service fees under a Board-approved 12b-1 and/or shareholder service plan, and has exclusive voting rights with respect to such plan. Income and other expenses and realized and unrealized gains and losses of the Fund are borne pro rata by the holders of each class of shares.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be significant.

A.	Security Valuation

Security valuation procedures for the Fund, which include, nightly price variance, as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Trustees (the “Board” or the

29

VIRTUS BALANCED FUND

NOTES TO FINANCIAL STATEMENT (Continued)

MARCH 31, 2014

“Trustees”). All internally fair valued securities are approved by a valuation committee (the “Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of certain members of management as identified by the Board, and convenes independently from portfolio management. All internally fair valued securities are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of any model inputs and any changes to the model. Fair valuations are reviewed by the Board of Directors at least quarterly.

• Level 1 –	quoted prices in active markets for identical securities

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 –	prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments)

A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (generally 4 PM Eastern time, the close of the New York Stock Exchange (“NYSE”)) that may impact the value of securities traded in these non-U.S. markets. In such cases the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, exchange traded funds (“ETFs”), and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing which considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities, may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the

30

VIRTUS BALANCED FUND

NOTES TO FINANCIAL STATEMENT (Continued)

MARCH 31, 2014

hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the valuation committee are generally categorized as Level 3 in the hierarchy.

Listed derivatives, such as treasury futures and options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over the counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at their closing NAV determined as of the close of regular trading on the NYSE each business day and are categorized as Level 1 in the hierarchy.

Short-term notes having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market and are generally categorized as Level 2 in the hierarchy.

A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.

Dividend income from REIT investments is recorded using Management’s estimate of the income included in distributions received from such investments; distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

C.	Income Taxes

The Fund is treated as a separate taxable entity. It is the intention of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each fund of the Trust will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of March 31, 2014, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2011 forward (with limited exceptions).

31

VIRTUS BALANCED FUND

NOTES TO FINANCIAL STATEMENT (Continued)

MARCH 31, 2014

D.	Distributions to Shareholders

Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E.	Expenses

Expenses incurred together by the Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that the Fund bears directly, the shareholders of the Fund indirectly, bear the Fund’s prorata expenses of any underlying mutual funds in which the Fund invests.

F.	Foreign Currency Translation

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations which from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

G.	Derivative Financial Instruments

Enhanced disclosures about derivatives instruments and hedging activities are intended to improve financial reporting for derivative instruments by better enabling investors to understand how and why a Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a fund’s results of operations and financial position. Summarized below is a specific type of derivative instrument used by the Fund.

Options contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Fund may purchase or write both put and call options on portfolio securities for hedging purposes. The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options contracts to hedge against changes in the values of equities.

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VIRTUS BALANCED FUND

NOTES TO FINANCIAL STATEMENT (Continued)

MARCH 31, 2014

When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. Holdings of the Fund designated to cover outstanding written options are noted in the Schedule of Investments. Purchased options are reported as an asset within “Investment in securities at value” in the Statement of Assets and Liabilities. Options written are reported as a liability within “Written options outstanding at value”. Changes in value of the purchased option is included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations. Changes in value of written options is included in “Net change in unrealized appreciation (depreciation) on written options”.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in “Net realized gain (loss) on investments” in the Statement of Operations. Gain or loss on written options is presented separately as “Net realized gain (loss) on written options” in the Statement of Operations.

The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value.

H.	Loan Agreements

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Loan agreements are generally non-investment grade and often involve borrowers that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Loan agreements are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

33

VIRTUS BALANCED FUND

NOTES TO FINANCIAL STATEMENT (Continued)

MARCH 31, 2014

A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Loan agreements may involve foreign borrowers, and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

The loan agreements have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR (London Interbank Offered Rate), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a loan agreement is purchased the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

At March 31, 2014, the Fund only holds assignment loans.

I.	When-issued and delayed delivery transactions:

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued and delayed delivery securities on the trade date. The Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

J.	Securities Lending

($ reported in thousands)

The Fund may loan securities to qualified brokers through an agreement with Brown Brothers Harriman (“BBH”), as a third party lending agent. Under the terms of the agreement, the Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash and securities issued by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged by BBH for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.

At March 31, 2014, the Fund had securities on loan with a market value of $10,955 and cash collateral of $11,245.

Note 3. Investment Advisory Fees and Related Party Transactions

($ reported in thousands except as noted)

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the Adviser to the Fund. The Adviser manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadvisers.

34

VIRTUS BALANCED FUND

NOTES TO FINANCIAL STATEMENT (Continued)

MARCH 31, 2014

As compensation for its services to the Fund, the Adviser is entitled to a fee based upon the annual rate: 0.55% of the Fund’s first $1 billion of average daily net assets; 0.50% of the Funds $1+ billion through $2 billion of average daily net assets; and 0.45% of the Fund’s average daily net assets in excess of $2 billion.

B.	Subadvisers

The Subadvisers manage the investments of the Fund, for which they are paid a fee by the Adviser.

Newfleet Asset Management, LLC, an indirect, wholly-owned subsidiary of Virtus, is the subadviser of the Fund’s Fixed Income Portfolio. Euclid Advisors LLC, an indirect, wholly-owned subsidiary of Virtus, is the subadviser to the Fund’s Equity Portfolio.

C.	Distributor

($ reported in thousands)

VP Distributors, LLC (“VP Distributors”), an indirect wholly-owned subsidiary of Virtus, serves as the distributor of the Fund’s shares and has advised the Fund that for the year ended March 31, 2014, it retained net commissions of $1.30 Class A shares and deferred sales charges of $(67) and $95 for Class B shares and Class C shares, respectively.

In addition, the Fund pays VP Distributors distribution and/or service fees under a Board-approved 12b-1 and/or shareholder service plan, as a percentage of the average daily net assets of each respective class at the annual rates as follows: Class A shares 0.25%; Class B shares 1.00%; and Class C shares 1.00%.

Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV’s per share at the time of the exchange. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply.

D.	Administrator and Transfer Agent Services

($ reported in thousands)

Virtus Fund Services, LLC, an indirect wholly-owned subsidiary of Virtus, serves as the Trust’s Administrator and Transfer Agent.

For the year ended March 31, 2014, the Fund incurred administration fees from the Trust totaling $577 which are included in the Statement of Operations.

For the year ended March 31, 2014, the Fund incurred transfer agent fees from the Trust totaling $464 which are included in the Statement of Operations. A portion of these fees was paid to outside entities that also provide services to the Fund.

Note 4. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities and short-term securities) during the year ended March 31, 2014, were as follows:

Purchases	Sales
$319,293	$371,352

35

VIRTUS BALANCED FUND

NOTES TO FINANCIAL STATEMENT (Continued)

MARCH 31, 2014

Purchases or sales of long-term U.S. Government and agency securities during the year ended March 31, 2014 were as follows:

Purchases	Sales
$16,521	$26,042

Note 5. Derivative Transactions

($ reported in thousands)

The Fund invested in derivative instruments such as written covered call options during the current reporting period. The primary type of risk associated with the written covered call options is equity price risk. The Fund invests in written covered call options in an attempt to manage equity price risk and with the purpose of generating realized gains.

For additional information on the written covered call options in which the Fund was invested during the reporting period, refer to Note 2G.

Written options transactions, during the year ended March 31, 2014, were as follows:

Call options	# of contracts	Premium Received
Options outstanding at beginning of year	790	$116
Options expired	(630)	(58)
Options exercised	(160)	(58)

Options outstanding at March 31, 2014	—	$—

For the year ended March 31, 2014, the Fund’s average volume of derivative activities is as follows:

Written Options(1)
$(7)

(1)	Premiums Received

Derivative Type	Location on the Statement of Operations
Equity Contracts	Net realized gain (loss) on written options.
Net change in unrealized appreciation (depreciation) or written options.
Interest Rate Contracts	Net realized gain (loss) on futures
Net change in unrealized appreciation (depreciation) on futures

Realized Gain (Loss) on Derivatives Recognized in Results from Operations
Total Value at March 31, 2014	Equity Contracts
$(102)	$(102)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Results from Operations
Total Value at March 31, 2014	Equity Contracts
$101	$101

36

VIRTUS BALANCED FUND

NOTES TO FINANCIAL STATEMENT (Continued)

MARCH 31, 2014

Note 6. Credit Risk and Asset Concentrations

In countries with limited or developing markets, investments may present greater risks than in more developed markets, and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or Subadvisers to accurately predict risk.

The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

Note 7. Indemnifications

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Each Trustee has entered into an indemnification agreement with the Trust. In addition, in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

Note 8. Federal Income Tax Information

($ reported in thousands)

At March 31, 2014, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$525,073	$108,943	$(9,169)	$99,774

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed in the first table above) consist of undistributed ordinary income of $5,471 and undistributed long-term capital gains of $9,259.

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statement of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

37

VIRTUS BALANCED FUND

NOTES TO FINANCIAL STATEMENT (Continued)

MARCH 31, 2014

Note 9. Reclassification of Capital Accounts

($ reported in thousands)

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Fund. As of March 31, 2014, the Fund recorded reclassifications to increase (decrease) the accounts as listed below:

Capital Paid in on Shares of Beneficial Interest	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$—(1)	$(663)	$663

(1)	Amount is less than $500.

Note 10. Illiquid and Restricted Securities

Investments generally are considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund. Additionally, the following information is also considered in determining liquidity; the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment. Illiquid securities are footnoted as such at the end of the Fund’s Schedule of Investments where applicable. However, a portion of such footnoted securities could be liquid where the Subadviser determines that some, though not all, of the position could be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund.

Restricted securities are illiquid securities, as defined above, not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally 144A securities are excluded from this category, except where defined as illiquid.

The Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.

At March 31, 2014, the Fund did not hold any securities that are both illiquid and restricted.

Note 11. Subsequent Event Evaluations

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available for issuance, and has determined that there are no subsequent events that require recognition or disclosure in the financial statements.

38

Report of Independent Registered Public

Accounting Firm

To the Shareholders of Virtus Balanced Fund and Board of Trustees of Virtus Equity Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Virtus Balanced Fund (one of the funds constituting Virtus Equity Trust, hereafter referred to as the “Fund”) at March 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2014 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

Philadelphia, Pennsylvania

May 21, 2014

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street,

Philadelphia, PA 19103-7042 T: (267) 330 3000, F: (267) 330 3300, www.pwc.com/us/

39

VIRTUS BALANCED FUND

TAX INFORMATION NOTICE (Unaudited)

MARCH 31, 2014

For the fiscal year ended March 31, 2014, the Balanced Fund makes the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The Fund designates the amount below as long-term capital gains dividends (“LTCG”) ($ reported in thousands), or if subsequently different, the amount will be designated in the next annual report. The actual percentages for the calendar year will be designated in the year-end tax statements.

QDI	DRD	LTCG
43%	29%	$35,658

40

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES

(Unaudited)

The Board of Trustees (the “Board”) of Virtus Equity Trust (the “Trust”) is responsible for determining whether to approve the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Virtus Investment Advisers, Inc. (“VIA”) and of each subadvisory agreement (each, a “Subadvisory Agreement” and collectively, the Subadvisory Agreements”) (together with the Advisory Agreement, the “Agreements”) with respect to the Virtus Balanced Fund (the “Fund”). At an in-person meeting held November 12-14, 2013, the Board, including a majority of the Trustees who are not interested persons of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (the “Independent Trustees”), considered and approved the continuation of each Agreement due for renewal, as further discussed below.

In connection with the approval of the Agreements, the Board requested and evaluated information provided by VIA and each subadviser (each, a “Subadviser” and collectively, the “Subadvisers”) which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the renewal of each of the Agreements would be in the best interests of the Fund and its shareholders. The Board also considered information furnished throughout the year at regular Board meetings with respect to the services provided by VIA and the Subadvisers, including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from the Subadvisers with respect to the Fund. The Board noted the affiliation of the Subadvisers with VIA and any potential conflicts of interest.

The Board was separately advised by independent legal counsel throughout the process. For each Agreement, the Board considered all the criteria separately with respect to the Fund and its shareholders. In their deliberations, the Board considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Board also discussed the proposed approval of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Agreements, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Fund by VIA and each of the Subadvisers; (2) the performance of the Fund as compared to an appropriate peer group and an appropriate index; (3) the level and method of computing the Fund’s advisory and subadvisory fees, and comparisons of the Fund’s advisory fee rates with those of a group of funds with similar investment objectives; (4) the profitability of VIA under the Advisory Agreement; (5) any “fall-out” benefits to VIA, the Subadvisers and their affiliates (i.e., ancillary benefits realized by VIA, the Subadvisers or their affiliates from VIA’s or the applicable Subadviser’s relationship with the Trust); (6) the anticipated effect of growth in size on the Fund’s performance and expenses; (7) fees paid to VIA and the Subadvisers by comparable accounts, as applicable; (8) possible conflicts of interest; and (9) the terms of the Agreements.

Nature, Extent and Quality of Services

The Trustees received in advance of the meeting information provided by VIA and each Subadviser, concerning a number of topics, including such company’s investment philosophy, resources, operations and compliance structure. The Trustees also received a presentation by VIA’s senior management personnel, during which among other items, VIA’s history, investment process, investment strategies, personnel, compliance procedures and the firm’s overall performance were reviewed and discussed. The Trustees noted that the Fund is managed using

41

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES (Continued)

(Unaudited)

a “manager of managers” structure that generally involves the use of one or more subadvisers to manage some or all of a fund’s portfolio. Under this structure, VIA is responsible for the management of the Fund’s investment programs and day-to-day operations and for evaluating and selecting subadvisers on an ongoing basis and making any recommendations to the Board regarding hiring, retaining or replacing subadvisers. In considering the Agreement with VIA, the Board considered VIA’s process for supervising and managing the Fund’s subadvisers, including (a) VIA’s ability to select and monitor the subadvisers; (b) VIA’s ability to provide the services necessary to monitor the subadvisers’ compliance with the Fund’s investment objective(s), policies and restrictions as well as provide other oversight activities; and (c) VIA’s ability and willingness to identify instances in which a subadviser should be replaced and to carry out the required changes. The Trustees also considered: (a) the experience and capability of VIA’s management and other personnel; (b) the financial condition of VIA, and whether it had the financial wherewithal to provide a high level and quality of services to the Fund; (c) the quality of VIA’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative and other services provided by VIA and its affiliates to the Fund; (e) VIA’s supervision of the Fund’s other service providers; and (f) VIA’s risk management processes. It was noted that affiliates of VIA serve as administrator and distributor to the Fund. The Board also took into account its knowledge of VIA’s management and the quality of the performance of VIA’s duties through Board meetings, discussions and reports, as well as information from the Trust’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the of the Investment Company Act of 1940, as amended.

With respect to the services provided by each of the Subadvisers, the Board considered information provided to the Board by each Subadviser, including each Subadviser’s Form ADV, as well as information provided throughout the past year. With respect to the Subadvisory Agreements, the Board noted that each Subadviser provided portfolio management, compliance with the Fund’s investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Board also noted that VIA’s and the Subadvisers’ management of the Fund is subject to the oversight of the Board and must be carried out in accordance with the investment objective(s), policies and restrictions set forth in the Fund’s prospectus and statement of additional information. In considering the renewal of the Subadvisory Agreements, the Board also considered each Subadviser’s investment management process, including (a) the experience and capability of the Subadviser’s management and other personnel committed by the Subadviser to the Fund; (b) the financial condition of the Subadviser; (c) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (d) the Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account each Subadviser’s risk assessment and monitoring process. The Board noted each Subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate.

After considering all of the information provided to them, the Trustees concluded that the nature, extent and quality of the services provided by VIA and each Subadviser were satisfactory and that there was a reasonable basis on which to conclude that each would continue to provide a high quality of investment services to the Fund.

Investment Performance

The Board considered performance reports and discussions at Board meetings throughout the year, as well as a report (the “Lipper Report”) for the Fund prepared by Lipper Inc. (“Lipper”), an

42

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES (Continued)

(Unaudited)

independent third party provider of investment company data, furnished in connection with the contract renewal process. The Lipper Report presented the Fund’s performance relative to a peer group of other mutual funds (the “Performance Universe”) and relevant indexes, as selected by Lipper. The Board also considered performance information presented by management and took into account management’s discussion of the same, including the effect of market conditions on the Fund’s performance. The Board evaluated the Fund’s performance in the context of the considerations that a “manager of managers” structure requires. The Board noted that it also reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio composition, as well as each Subadviser’s investment strategy. The Board noted VIA’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Subadviser. The Board also noted each Subadviser’s performance record with respect to the Fund. The Board was mindful of VIA’s focus on each Subadviser’s performance and noted VIA’s performance in monitoring and responding to any performance issues with respect to the Fund. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Fund.

The Board considered, among other performance data, the information set forth below with respect to the performance of the Fund for the period ended September 30, 2013.

The Board noted that the Fund outperformed the median of its Performance Universe for the 3- and 5-year periods and underperformed the median of its Performance Universe for the 1- and 10-year periods. The Board also noted that the Fund underperformed its benchmark for the 1-, 3-, 5- and 10-year periods. The Board considered management’s discussion about the reasons for the Fund’s underperformance relative to its peer group and benchmark.

After reviewing these and related factors, the Board concluded that the Fund’s overall performance was satisfactory.

Management Fees and Total Expenses

The Board considered the fees charged to the Fund for advisory services as well as the total expense levels of the Fund. This information included comparisons of the Fund’s net management fee and total expense level to those of its peer group (the “Expense Group”). In comparing the Fund’s net management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. The Board also noted that the subadvisory fees were paid by VIA out of its management fees rather than paid separately by the Fund. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VIA after payment of the subadvisory fee. The Board also took into account the size of the Fund and the impact on expenses. The Subadvisers provided, and the Board considered, expense information of comparable accounts managed by the Subadvisers, as applicable.

In addition to the foregoing, the Board considered, among other data, the information set forth below with respect to the Fund’s fees and expenses. In each case, the Board took into account management’s discussion of the Fund’s expenses, including the type and size of the Fund relative to the other funds in its Expense Group.

The Board considered that the Fund’s net management fee and net total expenses were below the median of the Expense Group.

Based on the level and type of services provided, the Board determined that the Fund’s fees and expenses were reasonable. The Board concluded that the advisory and subadvisory fees were

43

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES (Continued)

(Unaudited)

fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

Profitability

The Board also considered certain information relating to profitability that had been provided by VIA. In this regard, the Board considered information regarding the overall profitability, as well as on a fund-by-fund basis, of VIA for its management of the Trust, as well as its profits and those of its affiliates for managing and providing other services to the Trust, such as distribution and administrative services provided to the Fund and other funds of the Trust by a VIA affiliate. In addition to the fees paid to VIA and its affiliates, including the applicable Subadvisers, the Board considered any other benefits derived by VIA or its affiliates from their relationship with the Fund. The Board reviewed the methodology used to allocate costs to the Fund, taking into account the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board concluded that the profitability to VIA and its affiliates from the Fund was reasonable in light of the quality of the services rendered to the Fund by VIA and its affiliates.

In considering the profitability to the Subadvisers in connection with their relationship to the Fund, the Board noted that the fees under the Subadvisory Agreements are paid by VIA out of the fees that VIA receives under the Advisory Agreement, so that Fund shareholders are not directly impacted by the Subadvisory fees. In considering the reasonableness of the fees payable by VIA to the affiliated Subadvisers, the Board noted that, because the Subadvisers are affiliates of VIA, such profitability might be directly or indirectly shared by VIA, and therefore the Board considered the profitability of VIA and the Subadviser together. For each of the above reasons, the Board concluded that the profitability to the Subadvisers and their affiliates from their relationship with the Fund was not a material factor in approval of the Subadvisory Agreements.

Economies of Scale

The Board received and discussed information concerning whether VIA realizes economies of scale as the Fund’s assets grow. The Board noted that the management fee included breakpoints based on assets under management. The Board also took into account management’s discussion of the Fund’s management fee and subadvisory fee structure. The Board also took into account the current size of the Fund. The Board concluded that no change to the advisory fee structure was necessary at this time. The Board noted that VIA and the Fund may realize certain economies of scale if the assets of the Fund were to increase, particularly in relationship to certain fixed costs, and that shareholders of the Fund would have an opportunity to benefit from these economies of scale.

For similar reasons as stated above with respect to the Subadvisers’ profitability, and based upon the current size of the Fund managed by each Subadviser, the Board concluded that the potential for economies of scale in the Subadvisers’ management of the Fund was not a material factor in the approval of the Subadvisory Agreements at this time.

Other Factors. The Board considered other benefits that may be realized by VIA and each Subadviser and their respective affiliates from their relationships with the Fund. Among them, the Board recognized that VP Distributors, LLC, an affiliate of VIA, serves as the distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Fund to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board noted that an affiliate of VIA also provides administrative services to the Trust. The Board noted

44

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES (Continued)

(Unaudited)

management’s discussion of the fact that, while the Subadvisers are affiliates of VIA, there are no other direct benefits to the Subadvisers or VIA in providing investment advisory services to the Fund, other than the fee to be earned under the Subadvisory Agreement. There may be certain indirect benefits gained, including to the extent that serving the Fund could provide the opportunity to provide advisory services to additional portfolios of the Trust or certain reputational benefits.

Based on all of the foregoing considerations, the Board, comprised wholly of Independent Trustees, determined that approval of each Agreement was in the best interests of the Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements with respect to the Fund.

45

FUND MANAGEMENT TABLES (UNAUDITED)

Information pertaining to the Trustees and officers of the Trust as of March 31, 2014, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361. The address of each individual, unless otherwise noted, is 100 Pearl Street, Hartford, CT 06103-4506. There is no stated term of office for Trustees of the Trust.

Independent Trustees

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Keith, Leroy Jr. YOB: 1939 Elected 1993 48 Funds	Chairman (since 2010), Bloc Global Services Group, LLC (construction and redevelopment company); Managing Director (2007 to 2008), Almanac Capital Management (commodities business); Director/Trustee (since 2010), Wells Fargo Funds and their predecessors, Evergreen Funds (1989 to 2010) (139 series); Director (2003 to 2010), Diversapack Co. (soft packaging company); and Trustee (since 1980), Virtus Mutual Fund Complex (48 portfolios).
McLoughlin, Philip Chairman YOB: 1946 Elected 1993 66 Funds	Partner (2006 to 2012), Cross Pond Partners, LLC (strategy consulting firm); and Managing Director (2009 to 2010), SeaCap Asset Management Fund I, L.P. and SeaCap Partners, LLC (investment management); Director (since 1991) and Chairman (since 2010), World Trust Fund; Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios); Chairman (since 2002) and Trustee (since 1989), Virtus Mutual Fund Complex (48 portfolios); Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Trustee and Chairman (since 2011), Virtus Closed-End Funds (2 portfolios); Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (3 portfolios); and Director (1985 to 2009), Argo Group International Holdings Inc. and its predecessor, PXRE Corporation (insurance).
McNamara, Geraldine M. YOB: 1951 Elected 2001 52 Funds	Retired; Trustee (since 2001), Virtus Mutual Fund Complex (48 portfolios); and Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios)
Oates, James M. YOB: 1946 Elected 1993 53 Funds	Managing Director (since 1994), Wydown Group (consulting firm); Trustee (since 1987), Virtus Mutual Fund Complex (48 portfolios); Director (since 1996), Stifel Financial; Director (since 1998), Connecticut River Bancorp; Chairman and Director (since 1999), Connecticut River Bank; Chairman (since 2000), Emerson Investment Management, Inc.; Director (since 2002), New Hampshire Trust Company; Chairman and Trustee (since 2005), John Hancock Fund Complex (234 portfolios); Non-Executive Chairman (2007 to 2011), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Trustee (since 2013), Virtus Closed-End Funds (2 portfolios); and Trustee (since 2013), Virtus Alternative Solutions Trust (3 portfolios).
Segerson, Richard E. YOB: 1946 Elected 1983 48 Funds	Retired; Trustee (since 1993), Virtus Mutual Fund Complex (48 portfolios); and Managing Director (since 1998), Northway Management Company.
Verdonck, Ferdinand L.J. YOB: 1942 Elected 2004. 48 Funds	Director (since 1998), The J.P. Morgan European Investment Trust; Director (since 2005), Galapagos N.V. (biotechnology); and Mr. Verdonck is also a director of several non-U.S. companies; Trustee (since 2002), Virtus Mutual Fund Complex (48 portfolios).

46

FUND MANAGEMENT TABLES (UNAUDITED) (Continued)

Interested Trustee

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R. YOB: 1964 Elected 2006. 64	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various senior officer positions with Virtus affiliates (since 2005); Trustee (since 2006), Virtus Mutual Funds (48 portfolios); Chairman, President and Chief Executive Officer (since 2006), The Zweig Closed-End Funds (2 portfolios); Trustee (since 2012), Virtus Variable Insurance Trust (9 portfolios); Trustee and President (since 2011), Virtus Closed-End Funds (2 portfolios); Director (since 2013), Virtus Global Funds, PLC; and Trustee (since 2013), Virtus Alternative Solutions Trust (3 portfolios).

Officers

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bradley, W. Patrick YOB: 1972	Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006)	Senior Vice President, Fund Services (since 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Complex; Senior Vice President (since 2013), Vice President (2012 to 2013) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Closed-End Funds; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Closed-End Funds; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Senior Vice President, Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust.

47

FUND MANAGEMENT TABLES (UNAUDITED) (Continued)

Officers (Continued)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Carr, Kevin J. YOB: 1954	Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005)	Senior Vice President (since 2009), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Complex; Senior Vice President (since 2013), Vice President (2012 to 2013) and Assistant Secretary (since 2012), Secretary and Chief Legal Officer (2005 to 2012), The Zweig Closed-End Funds (2 portfolios); Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Vice President and Assistant Secretary (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Senior Vice President and Assistant Secretary (since 2013), Vice President and Assistant Secretary (2012 to 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2011 to 2012), Virtus Closed-End Funds (2 portfolios); and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust.
Engberg, Nancy J. YOB: 1956	Vice President and Chief Compliance Officer (since 2011)	Vice President (since 2008) and Chief Compliance Officer (2008 to 2011), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President and Chief Compliance Officer (since 2011) Virtus Mutual Fund Complex; Vice President (since 2010), Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Closed-End Funds; Vice President and Chief Compliance Officer (since 2012), The Zweig Closed-End Funds; and Vice President and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust.
Waltman, Francis G. YOB: 1962	Executive Vice President (since 2013), Senior Vice President (2008 to 2013)	Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Complex; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Closed-End Funds; Director (since 2013), Virtus Global Funds PLC; and Executive Vice President (since 2013), Virtus Alternative Solutions Trust.

48

VIRTUS EQUITY TRUST

101 Munson Street

Greenfield, MA 01301-9668

Trustees

George R. Aylward

Leroy Keith, Jr.

Philip R. McLoughlin, Chairman

Geraldine M. McNamara

James M. Oates

Richard E. Segerson

Ferdinand L.J. Verdonck

Officers

George R. Aylward, President

Francis G. Waltman, Executive Vice President

Nancy J. Engberg, Vice President and Chief Compliance Officer

W. Patrick Bradley, Senior Vice President, Chief Financial Officer and Treasurer

Kevin J. Carr, Senior Vice President, Chief Legal Officer, Counsel and Secretary

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Principal Underwriter

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Administrator and Transfer Agent

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

JPMorgan Chase Bank NA

1 Chase Manhattan Plaza

New York, NY 10005-1401

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103-7042

How to Contact Us

Mutual Fund Services 1-800-243-1574

Adviser Consulting Group 1-800-243-4361

Telephone Orders 1-800-367-5877

Text Telephone 1-800-243-1926

Web site Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

For more information about

Virtus Mutual Funds, please call

your financial representative, or

contact us at 1-800-243-1574

or Virtus.com

8013	5-14

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR.

(d)

The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of the instructions for completion of this Item.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)

The Registrant’s Board of Trustees has determined that James M. Oates and Richard E. Segerson each possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.” Each of Mr. Oates and Mr. Segerson is an “independent” trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3)	Not applicable.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years ended March 31, 2013 and March 31, 2014 are $245,382 and $256,369, respectively.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item for fiscal years ended March 31, 2013 and March 31, 2014 are $24,445 and $13,325, respectively. This includes the review of the semi-annual financial statements, out of pocket expenses, and cross fund fees.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning for fiscal years ended March 31, 2013 and March 31, 2014 are $54,725 and $5,200, respectively.

“Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are for fiscal years ended March 31, 2013 and March 31, 2014 are $0 and $0, respectively.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Virtus Equity Trust (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Audit Committee. The Audit Committee must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Audit Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that Mr. James M. Oates, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In any event, the Audit Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal years ended March 31, 2013 and March 31, 2014 are $400,467 and $292,198, respectively.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Virtus Equity Trust

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	06/06/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	06/06/2014

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Senior Vice President, Chief Financial Officer, and Treasurer
(principal financial officer)

Date	06/06/2014

*	Print the name and title of each signing officer under his or her signature.